As filed with the Securities and Exchange Commission on September 8, 2008
                       1933 Act Registration No. 002-85229
                       1940 Act Registration No. 811-03802

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ X ]
      Pre-Effective Amendment No.                [   ]
                                      ----
      Post-Effective Amendment No.     68        [ X ]
                                      ----

                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ X ]
      Amendment No.                    69        [ X ]
                                      ----
                        (Check appropriate box or boxes)

                        --------------------------------
                          LEHMAN BROTHERS INCOME FUNDS
               (Exact Name of Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 476-8800

                                Peter E. Sundman
      Chairman of the Board, Chief Executive Officer, President and Trustee
                          Lehman Brothers Income Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                     (Name and Address of Agent for Service)

                                 With copies to:

                            Arthur C. Delibert, Esq.
                                  K&L Gates LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                        --------------------------------

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)
----
     on                   pursuant to paragraph (b)
----    -----------------
 X   60 days after filing pursuant to paragraph (a)(1)
----
     on                   pursuant to paragraph (a)(1)
----    -----------------
     75 days after filing pursuant to paragraph (a)(2)
----
     on                   pursuant to paragraph (a)(2)
----    -----------------

If appropriate, check the following box:
____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: Investor Class Shares of Neuberger Berman Cash Reserves.

                          LEHMAN BROTHERS INCOME FUNDS
            CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 68 ON FORM N-1A

This Post-Effective Amendment consists of the following papers and documents.


Cover Sheet

Contents of Post-Effective Amendment No. 68 on Form N-1A

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Pages

Exhibits

Lehman Brothers Income Funds(REGISTERED TRADEMARK)
Supplement to the Prospectus dated February 28, 2008
--------------------------------------------------------------------------------
INVESTOR CLASS

CONVERSION OF NEUBERGER BERMAN CASH RESERVES TO A MASTER-FEEDER STRUCTURE

On June 26, 2008 the Board of Trustees of Lehman Brothers Income Funds approved the conversion of Neuberger Berman Cash Reserves (the "Fund") to a "master-feeder" structure effective November 10, 2008. Under the master-feeder structure, rather than investing directly in securities, the Fund would be a "feeder fund," meaning that it would invest in a corresponding "master series." The master series in turn invests in securities, using the strategies described in the Fund's prospectus.

Following the conversion, Neuberger Berman Management Inc. will continue to serve as the Fund's investment manager and the investment management fee will remain the same. The Fund will continue to be managed according to the same investment objective, policies and strategies currently in place for the Fund and will continue to have one of the same portfolio managers.

THE FOLLOWING IS ADDED TO THE END OF THE BULLETED LIST ON THE "CONTENTS" PAGE OF THE PROSPECTUS:

     o Neuberger Berman Cash Reserves uses a master-feeder and multiple class structure, meaning that rather than investing directly in securities, the Fund invests in a "master series"; see "Fund Structure" in this supplement for information on how it works. In this prospectus we have used the word "Fund" to include the Fund and the master series in which it invests.

THE FOLLOWING FOOTNOTE IS ADDED TO THE "YEAR-BY YEAR % RETURNS" AND "AVERAGE ANNUAL TOTAL % RETURNS" ON PAGE 41 OF THE PROSPECTUS:

     For the period from the Fund's inception through 11/7/2008, the Fund was organized in a single-tier multiple class structure with one class, the Investor Class. As of 11/10/2008, the Fund is organized as a feeder fund in a master-feeder structure, with one class, the Investor Class. Returns would have been lower if Neuberger Berman Management Inc. had not reimbursed or waived certain expenses during the periods shown.

THE FOLLOWING REPLACES THE "INVESTOR EXPENSES" SECTION ON PAGE 42 OF THE
PROSPECTUS:

     The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

     FEE TABLE

     ---------------------------------------------------
       SHAREHOLDER FEES                         None
     ---------------------------------------------------
     ANNUAL OPERATING EXPENSES
     (% OF AVERAGE NET ASSETS)*
     These are deducted from fund assets,
     so you pay them indirectly.

     Management fees**                        0.35
     Distribution (12b-1) fees                None
     Other expenses                           0.13
     ---------------------------------------------------
     Total annual operating expenses***       0.48
     ---------------------------------------------------
     * The table includes costs paid by the Fund and its share of master portfolio costs. For more information on master-feeder funds, see "Fund Structure" in this supplement. The figures in the table are based on the most recently completed fiscal period's expenses except for "Management Fees," which has been restated to reflect that the master series pays 0.08% of its average daily net assets for investment management services.

     ** "Management fees" includes investment management and administration fees.

     *** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of the Fund through 10/31/2011, so that the total annual operating expenses of that class are limited to 0.65% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Investor Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.65% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.


     EXPENSE EXAMPLE

     The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

     ------------------------------------------------------------
                 1 Year      3 Years       5 Years       10 Years
     ------------------------------------------------------------
     Expenses     $49         $154          $269          $604
     ------------------------------------------------------------

THE FOLLOWING SUPPLEMENTS THE "FINANCIAL HIGHLIGHTS" SECTION ON PAGE 44 OF THE
PROSPECTUS:

--------------------------------------------------------------------------------
                                                                        SIX
                                                                       MONTHS
                                                                        ENDED
                                                                       APRIL 30,
                                                                        2008
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
       Share price (NAV) at beginning of period                         0.9998

PLUS:  Income from investment operations
       Net investment income                                            0.0186
       Net gains/losses - realized                                      0.0001
       Subtotal: income from investment operations                      0.0187

MINUS: Distributions to shareholders
       Income dividends                                                 0.0186
       Capital gain distributions                                          -
       Subtotal: distributions to shareholders                          0.0186

EQUALS: Share price (NAV) at end of period                              0.9999
--------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income--as they actually are as well as how they would have been if certain offset arrangements and/or waiver had not been in effect.

Net expenses -- actual                                                  0.45(1)

Gross Expenses(2)                                                       0.47(1)

Expenses(3)                                                             0.45(1)

Net investment income --actual                                          3.64(1)
--------------------------------------------------------------------------------
OTHER DATA
Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.

Total return (%)(4)                                                     1.88(5)

Net assets at end of period (in millions of dollars)                    415.3
--------------------------------------------------------------------------------
THE FIGURES ABOVE ARE FOR THE NEUBERGER BERMAN CASH RESERVES INVESTOR CLASS. AS OF 11/10/2008, THE FUND WILL BE ORGANIZED AS A FEEDER FUND IN A MASTER-FEEDER STRUCTURE. THE FIGURES FOR THE SIX MONTHS ENDED APRIL 30, 2008 ARE UNAUDITED.

(1) ANNUALIZED.
(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.
(3) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO OFFSET ARRANGEMENTS.
(4) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.
(5) NOT ANNUALIZED.

THE FOLLOWING PARAGRAPHS ARE ADDED TO THE "PORTFOLIO HOLDINGS POLICY" SECTION ON PAGE 58 OF THE PROSPECTUS:

The complete portfolio holdings for Neubergar Berman Cash Reserves' master portfolio, Prime Master Series, are available at www.lehman.com/lbilf under the heading "Institutional Liquidity Funds Portfolio Holdings". Daily holdings will be posted on the following business day. The Fund's complete master portfolio holdings will remain available at www.lehman.com/lbilf until the subsequent day's holdings have been posted.

Complete holdings for Neuberger Berman Cash Reserves will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

THE FOLLOWING PARAGRAPHS ARE ADDED TO THE "FUND STRUCTURE" SECTION ON PAGE 58 OF THE PROSPECTUS:

     Neuberger Berman Cash Reserves uses a "master-feeder" structure. Rather than investing directly in securities, it is a "feeder fund," meaning that it invests in a corresponding "master series." The master series in turn invests in securities, using the strategies described in this prospectus. In this prospectus for Neuberger Berman Cash Reserves, we have used the word "Fund" to mean the feeder fund and the master series in which it invests.

     For reasons relating to costs or a change in investment goal, among others, Neuberger Berman Cash Reserves could switch to another master series or decide to manage its assets itself.

THE DATE OF THIS SUPPLEMENT IS NOVEMBER 10, 2008.

                                         NEUBERGER BERMAN MANAGEMENT INC.
                                         605 Third Avenue,  2nd Floor
                                         New York, NY  10158-0180
                                         Broker/Dealer and Institutional Support
                                         Services:  888-556-9030
                                         Web site:  www.lehmanam.com

LEHMAN BROTHERS

INVESTOR CLASS SHARES

Lehman Brothers Core Bond Fund

Lehman Brothers High Income Bond Fund

Lehman Brothers Municipal Money Fund

Lehman Brothers Municipal Securities Trust

Lehman Brothers Short Duration Bond Fund

Neuberger Berman Cash Reserves




Prospectus February 28, 2008

[GRAPHIC OMITTED]

LEHMAN BROTHERS ASSET MANAGEMENT



These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

Contents

LEHMAN BROTHERS

INVESTOR CLASS SHARES

Lehman Brothers Core Bond Fund...............................................2
Lehman Brothers High Income Bond Fund.......................................12
Lehman Brothers Municipal Money Fund........................................21
Lehman Brothers Municipal Securities Trust..................................27
Lehman Brothers Short Duration Bond Fund....................................33
Neuberger Berman Cash Reserves..............................................39


YOUR INVESTMENT

Share Prices................................................................45
Privileges and Services.....................................................46
Distributions and Taxes.....................................................47
Maintaining Your Account....................................................50
Buying Shares...............................................................55
Selling Shares..............................................................56
Market Timing Policy........................................................57
Portfolio Holdings Policy...................................................58
Fund Structure..............................................................58

THESE FUNDS:
o  are designed for investors with a range of different goals in mind:
   o the money market funds are designed for investors seeking capital preservation, liquidity and income
   o the bond funds are designed for investors seeking higher income than money market funds typically provide in exchange for some risk to principal
   o the municipal funds are designed for investors seeking income exempt from federal income tax
o offer you the opportunity to participate in financial markets through professionally managed bond and money market portfolios
o also offer the opportunity to diversify your portfolio with funds that seek to provide different levels of taxable or tax-exempt income
o carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency.


--------------------------------------------------------------------------------
"Neuberger Berman Management Inc." and the individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc. (c)2008 Neuberger Berman Management Inc. All rights reserved.
(c)2008 Lehman Brothers Asset Management LLC. All rights reserved.

--------------------------------------------------------------------------------
LEHMAN BROTHERS CORE BOND FUND                              Ticker Symbol: LBCNX
--------------------------------------------------------------------------------

GOAL & STRATEGY

THE FUND SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT WITH CAPITAL PRESERVATION.

The Fund seeks to achieve its investment objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund's investments include those issued by domestic and foreign governments, corporate entities and trust structures. The Fund invests only in investment grade debt securities and unrated debt securities deemed by the Investment Adviser to be of comparable quality at the time of purchase. The Fund may invest in a broad array of securities including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, corporate bonds, commercial paper, mortgage-backed securities and other asset-backed securities. Securities in which the Fund may invest may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest at the time of issuance, such as zero coupon bonds. The Fund may also engage in when-issued and delayed delivery transactions (such as to-be-announced mortgage-backed securities (TBAs)), which involve a commitment by the Fund to purchase securities that will be issued at a later date. The Fund may also invest without limit in derivative instruments as a means of hedging risk and for investment purposes, which may include altering the Fund's exposure to interest rates, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Fund normally will not invest more than 15% of its total assets in non-US dollar denominated securities and will attempt to limit its exposure to currencies other than the U.S. dollar to 5% of its total assets through hedging strategies.

The Fund may also invest in municipal securities, including tender option bonds, convertible securities, and preferred securities.

Under normal conditions, the Fund seeks to maintain its target duration within one year of the average duration of the bonds in the Lehman Brothers U.S. Aggregate Bond Index and generally within a maximum of two years on either side.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets in bonds and other debt securities. The Fund will not alter this policy without providing shareholders at least 60 days' advance notice.

INVESTMENT PHILOSOPHY AND PROCESS

The Portfolio Management Team's investment philosophy is rooted in the belief that positive results can be achieved through a consistently applied, risk-managed approach to portfolio management that leverages the unique strengths of its proprietary fundamental research capabilities, decision-making frameworks and quantitative risk management tools. The Portfolio Management Team employs an integrated investment process in managing the Fund.

o Portfolio Strategy: the Global Investment Strategy Team, which consists of the Portfolio Management Team and other senior investment professionals, establishes the investment profile for the Fund, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, credit, etc.) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools.

o Strategy Implementation: once the investment profile for the Fund is established, the research teams and Portfolio Management Team determine industry/sub-sector weightings, and make securities selections within the types of securities that the Fund can purchase, such as investment grade securities and non-U.S. dollar denominated securities. When assessing the worth of a particular security, the teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to a) establish an internal outlook, b) evaluate the market's outlook as it is

--------------------------------------------------------------------------------

    reflected in asset prices, and c) contrast the two. The goal is to identify and evaluate investment opportunities that others may have missed.

DURATION AND MATURITY

DURATION IS A MEASURE OF A BOND INVESTMENT'S SENSITIVITY TO CHANGES IN INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN PREVAILING INTEREST RATES. MATURITY ADDRESSES WHEN THE LAST PAYMENT ON A BOND WILL BE MADE AND DOES NOT MEASURE INTERIM PAYMENTS.

TYPICALLY, WITH A 1% CHANGE IN INTEREST RATES, AN INVESTMENT'S VALUE MAY BE EXPECTED TO MOVE IN THE OPPOSITE DIRECTION APPROXIMATELY 1% FOR EACH YEAR OF ITS DURATION.


BOND RATINGS

MOST LARGE ISSUERS OBTAIN CREDIT RATINGS FOR THEIR BONDS FROM ONE OR MORE INDEPENDENT RATING AGENCIES, ALTHOUGH MANY BONDS OF ALL QUALITY LEVELS REMAIN UNRATED.

THE FUND CONSIDERS BONDS RATED IN THE TOP FOUR CATEGORIES OF CREDIT QUALITY BY AT LEAST ONE RATING AGENCY (AND UNRATED BONDS DEEMED BY THE MANAGERS TO BE OF COMPARABLE QUALITY) TO BE INVESTMENT-GRADE.

--------------------------------------------------------------------------------

MAIN RISKS

Most of the Fund's performance depends on what happens in the bond markets. The value of your investment may fall, and you could lose money.

INTEREST RATE RISK. The Fund's yield and total return will change with interest rate movements. When interest rates rise, the Fund's share price will typically fall. The Fund's sensitivity to this interest rate risk will increase with any increase in the Fund's duration. The Fund's performance may also suffer if certain bond market sectors emphasized do not perform as expected.

Performance could also be affected if unexpected interest rate trends cause the Fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Higher interest rates generally result in slower payoffs, which effectively increase duration and heighten interest rate risk. When interest rates fall, many mortgages are refinanced, and mortgage-backed securities may be repaid early. Thus, the Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

CALL RISK. Some debt securities in which the Fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the Fund holds callable securities and the issuers repay the securities early, the Fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

CREDIT RISK. The Fund is subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due. A downgrade or default affecting any of the Fund's securities would affect the Fund's performance. The Fund's share price will fluctuate in response to:

o changes in the actual and perceived creditworthiness of the issuers of the Fund's investments;

o   social, economic or political factors;

o factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and

o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead.

While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the security. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment. The government securities purchased by the Fund may include mortgage-backed securities.

Convertible securities are exchangeable for common stock and therefore may be more likely to fluctuate in price.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. When-issued and delayed-delivery transactions (such as TBAs) in which the Fund may engage involve a commitment by the Fund to purchase securities that will be issued at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund's share value. The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

When-issued and delayed-delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in share price. To mitigate leveraging risk, the Fund will segregate appropriate liquid securities having a market value at least equal to the amount of its purchase commitments. When-issued and delayed-delivery transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase obligations.

--------------------------------------------------------------------------------

When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may fail to complete the sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the managers will monitor the creditworthiness of such counterparties.

If deemed advisable as a matter of investment strategy, the Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

FOREIGN SECURITIES. Foreign securities could add to the ups and downs in the Fund's share price. Foreign securities are riskier than comparable U.S. securities. This is in part because foreign markets are less developed and foreign governments, economies, laws, tax codes and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and differing auditing and legal standards. As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities, and they may also be less liquid.

Over a given period of time, foreign securities may underperform U.S. securities -- sometimes for years. The Fund could also underperform if the Portfolio Management Team invests in countries or regions whose economic performance falls short. To the extent the Fund invests in securities denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses. While the Fund may endeavor to hedge against most currency risk, the hedging instruments may not always perform as the Fund expected, and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries.

To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated.

Investing in foreign securities may also involve a greater risk for excessive trading due to "time-zone arbitrage." If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

DERIVATIVES. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. The Fund's use of derivatives - such as futures, forward contracts and swaps - may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Fund's investment adviser. The Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

FUTURES. The Fund may purchase and sell financial futures contracts. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. "Margin"

--------------------------------------------------------------------------------

with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the position. If the price of the futures contract changes, the Fund may be required to make an additional margin deposit. A futures contract is a type of derivative and subject to the risks described above.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("forward contracts"). The Fund may enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates or for investment purposes. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities. The Fund may also purchase and sell forward contracts for non-hedging purposes when the Portfolio Management Team anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's investment portfolio. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Portfolio Management Team's expectations may produce significant losses to the Fund. A forward contract is a type of derivative and subject to the risks described above.

SWAPS. The Fund may enter into swap transactions . Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps. A swap is a type of derivative and subject to the risks described above.

ILLIQUID SECURITIES. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. These securities may be more difficult to dispose of at the price at which the Fund is carrying them. Judgment also plays a greater role in pricing these securities than it does for securities having more active markets.

GENERAL. Over time, the Fund may produce lower returns than stock investments and less conservative bond investments.

PORTFOLIO TURNOVER. The Fund normally executes an above-average amount of fixed-income trading. Its annual portfolio turnover rate is expected to exceed 100%. A portfolio rate of 100% is equivalent to the Fund's buying and selling all of the securities in its portfolio one time in the course of a year. Although most bond transactions do not involve brokerage commissions, a high turnover can result in higher transaction costs. To the extent that extensive trading results in net realized gains, shareholders will be taxed on the distributions thereof.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS.

BORROWING, SECURITIES LENDING AND DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM DEBT INSTRUMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

--------------------------------------------------------------------------------

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on Fund distributions or on the redemption of Fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with a measure of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR*
[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
1998   1999   2000   2001   2002   2003   2004    2005   2006   2007
--------------------------------------------------------------------------------
7.23   -0.97  9.75   7.02   9.16   3.83   4.13    2.16   4.64   3.89
--------------------------------------------------------------------------------

BEST QUARTER: Q3 '01, 4.34%
WORST QUARTER: Q2 '04, -2.29%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/07*
--------------------------------------------------------------------------------

                           1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Core Bond Fund
--------------------------------------------------------------------------------
Return Before Taxes        3.89     3.72      5.04
--------------------------------------------------------------------------------
Return After Taxes
on Distributions           2.26     1.95      3.00
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares        2.50     2.18      3.07
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Aggregate Bond Index       6.97     4.42      5.97


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

* The Fund is the successor to the Ariel Premier Bond Fund. The year-by-year and average annual total return data prior to June 10, 2005 are those of the Ariel Premier Bond Fund's Investor Class, the predecessor of the Fund's Investor Class.


INDEX DESCRIPTION

THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED INDEX THAT REPRESENTS THE U.S. DOMESTIC INVESTMENT GRADE BOND MARKET. IT IS COMPRISED OF THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX, MORTGAGE-BACKED SECURITIES INDEX AND ASSET-BACKED SECURITIES INDEX, INCLUDING SECURITIES THAT ARE OF INVESTMENT-GRADE QUALITY OR BETTER, HAVE AT LEAST ONE YEAR TO MATURITY, AND HAVE AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION.

--------------------------------------------------------------------------------

PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE, IF ANY SHOULD OCCUR. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

THE TABLE COMPARES THE FUND'S RETURN TO THOSE OF A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES, BUT THE INDEX DOES NOT INCLUDE COSTS OF MAKING INVESTMENTS OR ANY TAX CONSEQUENCES.

TO OBTAIN THE FUND'S CURRENT YIELD, CALL 800-877-9700 OR VISIT THE NEUBERGER BERMAN WEBSITE AT WWW.NB.COM. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A 30-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN.

BECAUSE THE FUND HAD A DIFFERENT GOAL AND STRATEGY, WHICH DID NOT INCLUDE INVESTMENTS IN DERIVATIVES AND NON-U.S. DOLLAR DENOMINATED SECURITIES, PRIOR TO FEBRUARY 28, 2008, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                          None

ANNUAL OPERATING EXPENSES
(% OF AVERAGE NET ASSETS)*
These are deducted from Fund assets,
so you pay them indirectly

Management fees**                         0.52
Distribution (12b-1) fees                 0.25
Other expenses                            0.54
--------------------------------------------------------------------------------
Total annual operating expenses           1.31
--------------------------------------------------------------------------------
Minus: Expense Reimbursement              0.45
--------------------------------------------------------------------------------
Net Expenses***                           0.86
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Expenses         $88      $274      $477     $1,061
--------------------------------------------------------------------------------

*   The figures in the table are based on last year's expenses.

** "Management fees" includes investment management and administration fees.

*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of the Fund through 10/31/2018, so that the total annual operating expenses of that class are limited to 0.85% of average net assets. This undertaking applies to the Fund's direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Investor Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.85% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

    NBMI has also voluntarily agreed to waive its investment management fee in the amount of 0.25% of the Fund's average net assets. This voluntary waiver is applied before calculating the amount to be foregone pursuant to the contractual agreement referred to above. The amount voluntarily waived is not subject to repayment by the Investor Class of the Fund.


INVESTMENT MANAGER

NEUBERGER BERMAN MANAGEMENT INC. (THE "MANAGER") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Fund's Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Lehman Brothers Asset Management LLC as sub-adviser to choose the Fund's investments and handle its day-to-day business. As investment manager, the Manager is responsible for overseeing the activities of Lehman Brothers Asset Management LLC. The Manager and Lehman Brothers Asset Management LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc. Together, the Neuberger Berman affiliates manage $258.1 billion in total assets (as of 12/31/2007) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2007, the management/administration fees paid to the Manager by the Fund's Investor Class were 0.52% of its average net assets before reimbursements.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory contracts by the Board of Trustees is available in the Fund's annual report to shareholders dated October 31, 2007.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

The Fund is managed by a team consisting of the following Portfolio Managers, each of whom has managed the Fund since February 2008 (except for Richard W. Knee who has managed the Fund since its inception):

RICHARD W. KNEE, is a Managing Director and Board member of Lehman Brothers Asset Management LLC. He joined the predecessor to Lehman Brothers Asset Management LLC (Lincoln Capital Management Company) in 1983. Mr. Knee is the co-head of investment grade fixed income and a portfolio manager with primary responsibility for full discretion portfolios and custom strategies. He is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Interest Rate Strategy team. He is also a member of the Firm's Steering Committee. Prior to 1983, he was a fixed income portfolio manager in the trust departments of both the Harris Bank and the First National Bank of Chicago. Mr. Knee graduated from the University of Notre Dame and has an MBA from the University of California at Berkeley.


THANOS BARDAS, is a Senior Vice President of Lehman Brothers Asset Management LLC. He joined the firm in 1998. Mr. Bardas is responsible for portfolio management and quantitative strategies, within the Firm's Institutional Asset Management division. In addition, he is a member of the Portfolio Strategy Committee and serves on specialty investment grade teams. Mr. Bardas graduated with honors from Aristotle University, Greece, earned his MS from the University of Crete, Greece, and holds a PhD in Theoretical Physics from the State University of New York at Stony Brook.

DAVID M. BROWN, is a Senior Vice President of Lehman Brothers Asset Management LLC. He re-joined the firm in January 2003. Mr. Brown is head of investment grade corporate strategies and the head of corporate trading. He is a member of the Investment Grade Strategy Committee and is responsible for determining credit exposures across various portfolio strategies and for managing the credit trading group. Mr. Brown initially joined the Firm in 1991 after graduating from the University of Notre Dame with a BA in Government and subsequently received his MBA in Finance from Northwestern University. Prior to his return, he was a senior credit analyst at another investment adviser and later a credit analyst and portfolio manager at another investment adviser. Dave has been awarded the Chartered Financial Analyst designation.

THOMAS SONTAG, is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. He has managed portfolios for Lehman Brothers Asset Management LLC since 2004. Before joining Lehman Brothers Asset Management LLC, Mr. Sontag was a portfolio manager at another firm for six years.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of Fund securities.

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              PERIOD
                                                                                            10/1/2005          YEAR          YEAR
                                                                                               TO              ENDED         ENDED
YEAR ENDED SEPTEMBER 30,                                     2003        2004        2005   10/31/2005      10/31/2006    10/31/2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors and how its share price changed.

Share price (NAV) at beginning of period                     10.72       10.80       10.51     10.21          10.09         9.85

PLUS:      Income from investment operations
           Net investment income                              0.28        0.23        0.31      0.03           0.41         0.44
           Net gains/losses -- realized and unrealized        0.24        0.11       (0.04)    (0.12)          0.09        (0.09)
           Subtotal: income from investment operations        0.52        0.34        0.27     (0.09)          0.50         0.35

MINUS:     Distributions to shareholders
           Income dividends                                   0.28        0.23        0.31      0.03           0.43         0.44
           Capital gain distributions                         0.16        0.40        0.26       --            0.31          --
           Subtotal: distributions to shareholders            0.44        0.63        0.57      0.03           0.74         0.44

EQUALS:    Share price (NAV) at end of period                10.80       10.51       10.21     10.09           9.85         9.76


RATIOS (% OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
The ratios show the Fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursements and/or waiver and/or offset arrangements had not been in effect.

NET EXPENSES -- ACTUAL                                        0.85        0.85        0.85      0.85(3)        0.85         0.85
GROSS EXPENSES(1)                                              --          --         1.05      1.58(3)        1.46         1.30
EXPENSES(2)                                                   0.85        0.85        0.86      0.85(3)        0.86         0.85
NET INVESTMENT INCOME -- ACTUAL                               2.63        2.21        3.03      3.51(3)        4.22         4.51


OTHER DATA
------------------------------------------------------------------------------------------------------------------------------------
Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.

TOTAL RETURN (%)                                              5.01        3.29        2.64(4)  (0.87)(4)(5)    5.21(4)      3.67(4)
NET ASSETS AT END OF PERIOD (IN MILLIONS OF DOLLARS)          26.1        26.0        31.2      31.7           33.9         35.9
PORTFOLIO TURNOVER RATE (%)                                    343         390         462      34(5)          399          404

------------------------------------------------------------------------------------------------------------------------------------

Data prior to June 10, 2005 are from the Investor Class of the Fund's predecessor fund, Ariel Premier Bond Fund. The figures for the fiscal year ended 2005, the fiscal period October 1, 2005 to October 31, 2005, the fiscal year ended 2006 and the fiscal year ended
2007 have been audited by Tait Weller & Baker, LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover). Prior years were obtained from financial statements audited by another accounting firm. Their report, along with full financial statements, appears in the predecessor fund's shareholder report prior to 2005.

(1) Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the Fund's investment management fees.

(2) Shows what this ratio would have been if there had been no expense offset arrangements.

(3) Annualized.

(4) Would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses and/or waived a portion of investment management fees.

(5) Not annualized.

--------------------------------------------------------------------------------

LEHMAN BROTHERS HIGH INCOME BOND FUND                       Ticker Symbol: LBHBX
(FORMERLY, NEUBERGER BERMAN HIGH INCOME BOND FUND)
--------------------------------------------------------------------------------

GOAL & STRATEGY

THE FUND SEEKS HIGH TOTAL RETURNS CONSISTENT WITH CAPITAL PRESERVATION.

To pursue this goal, the Fund normally invests primarily in a diversified portfolio of intermediate-term, U.S. dollar-denominated, high-yield corporate bonds (including those sometimes known as "junk bonds") rated at the time of investment "Baa1" or below by Moody's Investors Service, Inc. ("Moody's"), or "BBB+" or below by Standard & Poor's ("S&P"), or unrated bonds deemed by the Portfolio Managers to be of comparable quality.

The Fund normally expects to have a weighted averaged maturity between five and ten years. The Fund endeavors to manage credit risk and minimize interest rate risk through credit analysis, credit diversity and emphasis on intermediate-term maturities. The Fund intends to opportunistically rotate quality and sector exposures throughout the credit cycle, maintaining a higher quality bias during economic downturns and investing a portion of the Fund in lower rated issues during economic expansion. The Fund invests its assets in a broad range of issuers and industries.

Most of the bonds the Fund invests in are below investment grade and, under rating agency guidelines, involve a greater risk than investment grade bonds that the issuer will default in the timely payment of interest and principal or fail to comply with the other terms of the offering over a period of time. The Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in a portfolio made up primarily of intermediate-term, U.S. dollar-denominated, high-yield corporate bonds of the credit quality in which the Fund invests.


HIGH-YIELD BONDS

"HIGH-YIELD BONDS" ARE FIXED INCOME SECURITIES RATED IN THE LOWEST INVESTMENT GRADE CATEGORY (BBB/ BAA) OR LOWER OR UNRATED BONDS DEEMED BY THE MANAGERS TO BE OF COMPARABLE QUALITY. THESE SECURITIES TYPICALLY OFFER INVESTORS HIGHER YIELDS THAN OTHER FIXED INCOME SECURITIES. THE HIGHER YIELDS ARE JUSTIFIED BY THE WEAKER CREDIT PROFILES OF HIGH-YIELD ISSUERS AS COMPARED TO INVESTMENT GRADE ISSUERS. HIGH-YIELD BONDS INCLUDE DEBT OBLIGATIONS OF ALL TYPES ISSUED BY U.S. AND NON-U.S. CORPORATE AND GOVERNMENTAL ISSUERS, INCLUDING BONDS, DEBENTURES AND NOTES, AND PREFERRED STOCKS THAT HAVE PRIORITY OVER ANY OTHER CLASS OF STOCK OF THE ISSUER AS TO THE DISTRIBUTION OF ASSETS OR THE PAYMENT OF DIVIDENDS. A HIGH-YIELD BOND ITSELF MAY BE CONVERTIBLE INTO OR EXCHANGEABLE FOR EQUITY SECURITIES, OR IT MAY CARRY WITH IT THE RIGHT TO ACQUIRE EQUITY SECURITIES EVIDENCED BY WARRANTS ATTACHED TO THE BOND OR ACQUIRED AS PART OF A UNIT WITH THE BOND.

THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN BONDS AND OTHER DEBT SECURITIES. THE FUND WILL NOT ALTER THIS POLICY WITHOUT PROVIDING SHAREHOLDERS AT LEAST 60 DAYS' ADVANCE NOTICE.

--------------------------------------------------------------------------------

DEBT SECURITIES

DEBT SECURITIES DIFFER IN THEIR INTEREST RATES AND MATURITIES, AMONG OTHER FACTORS. THE PORTFOLIO MANAGERS' EXPECTATIONS AS TO FUTURE CHANGES IN INTEREST RATES WILL INFLUENCE THE MATURITY OF THE DEBT SECURITIES COMPRISING THE FUND'S PORTFOLIO. FOR EXAMPLE, IF THE PORTFOLIO MANAGERS EXPECT INTEREST RATES TO RISE, THEY MAY INVEST MORE HEAVILY IN BONDS WITH SHORTER MATURITIES, WITH THE INTENTION OF BENEFITING THE FUND FROM PURCHASES OF LONGER-TERM BONDS AFTER RATES HAVE RISEN. CONVERSELY, IF THE PORTFOLIO MANAGERS EXPECT INTEREST RATES TO FALL, THEY MAY INVEST MORE HEAVILY IN BONDS WITH LONGER MATURITIES, WITH THE INTENTION OF TAKING ADVANTAGE OF THE HIGH RATES THEN AVAILABLE. UNDER NORMAL MARKET CONDITIONS, THE PORTFOLIO MANAGERS ANTICIPATE THAT THE FUND'S PORTFOLIO WILL HAVE A WEIGHTED AVERAGED MATURITY BETWEEN FIVE AND TEN YEARS.

--------------------------------------------------------------------------------

MAIN RISKS

Much of the Fund's performance depends on what happens in the high-yield bond market. The market's behavior is unpredictable, particularly in the short term. Because of this, the value of your investment will rise and fall, and you could lose money.

By focusing on lower-rated bonds, the Fund is subject to their risks, including the risk its holdings may:

o   fluctuate more widely in price and yield than investment-grade bonds
o fall in price during times when the economy is weak or is expected to become weak
o   be difficult to sell at the time and price the Fund desires
o   require a greater degree of judgment to establish a price

The value of the Fund's shares will fluctuate in response to:

o changes in interest rates; although the link between interest rates and bond prices tends to be weaker with lower-rated bonds than with investment-grade bonds, generally when interest rates decline, the value of the Fund's investments will rise; conversely, when interest rates rise, the value of the Fund's investments will decline; as a general matter, the longer the maturity of the portfolio, the greater is the effect of interest rate change
o changes in the actual and perceived creditworthiness of the issuers of the Fund's investments
o   social, economic or political factors
o factors affecting the industry in which a particular issuer operates, such as competition or technological advances
o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead

The Fund will invest in bonds rated below investment grade. High-yield bonds involve a greater risk than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely payment of principal and interest. These bonds are considered predominantly speculative by the major rating agencies with respect to the issuer's continuing ability to meet principal and interest payments. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal but may do so depending on market conditions. The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, the Fund may engage in active and frequent trading in the effort to achieve its investment objective, which may result in increased transaction costs and adverse tax consequences.

Lower-rated bonds can be less liquid and therefore may carry higher transaction costs, which could affect the Fund's performance.

Some debt securities in which the Fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the Fund holds callable securities and the issuers repay the securities early, the Fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

--------------------------------------------------------------------------------

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS.



THE USE OF CERTAIN DERIVATIVES TO HEDGE INTEREST RATE RISK COULD AFFECT FUND PERFORMANCE IF INTEREST RATES, OR THE DERIVATIVES, DO NOT PERFORM AS EXPECTED. SECURITIES LENDING AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS AND LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS.

FOREIGN SECURITIES COULD ADD TO THE UPS AND DOWNS IN THE FUND'S SHARE PRICE, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

--------------------------------------------------------------------------------

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on Fund distributions or on the redemption of Fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with two measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR*
[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
--------------------------------------------------------------------------------
3.61   4.20   4.81   9.15   6.50   11.82  7.76   1.62   8.00   1.61
--------------------------------------------------------------------------------

BEST QUARTER: Q1 '01, 4.50%
WORST QUARTER: Q3 '98, -2.45%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/07*

--------------------------------------------------------------------------------
                                1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
High Income Bond Fund
--------------------------------------------------------------------------------
Return Before Taxes              1.61     6.09      5.86
--------------------------------------------------------------------------------
Return After Taxes on
  Distributions                 -1.03     3.69      3.05
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale
of Fund Shares                   1.06     3.81      3.25
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Corporate High Yield 2%
Issuer Cap Index                 2.26    10.74      5.59

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

* The Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return and year-by-year return data reflects performance of the Lipper Fund's Premier Class for the period January 1, 1998 through September 6, 2002. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown. Returns would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses during the periods shown.

INDEX DESCRIPTION

THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX IS AN UNMANAGED SUB-INDEX OF THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX (WHICH INCLUDES ALL U.S. DOLLAR-DENOMINATED, TAXABLE, FIXED RATE,
NON-INVESTMENT GRADE DEBT), CAPPED SUCH THAT NO SINGLE ISSUER ACCOUNTS FOR MORE THAN 2% OF THE INDEX WEIGHT.

--------------------------------------------------------------------------------

PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

THE TABLE COMPARES THE FUND'S RETURNS TO THOSE OF A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES, BUT THE INDEX DOES NOT INCLUDE COSTS OF MAKING INVESTMENTS OR ANY TAX CONSEQUENCES.

TO OBTAIN THE FUND'S CURRENT YIELD, CALL 800-877-9700 OR VISIT THE NEUBERGER BERMAN WEBSITE AT WWW.NB.COM. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A 30-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN.

BECAUSE THE FUND'S POLICIES LIMITED ITS ABILITY TO INVEST IN BONDS RATED BELOW "B" PRIOR TO JULY 2006, ITS PERFORMANCE DURING THAT TIME MIGHT HAVE BEEN DIFFERENT IF CURRENT POLICIES HAD BEEN IN EFFECT.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.


FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                              None

ANNUAL OPERATING EXPENSES
(% OF AVERAGE NET ASSETS)*
These are deducted from Fund assets,
so you pay them indirectly


Management fees**                            0.75
Distribution (12b-1) fees                    None
Other expenses                               0.18
--------------------------------------------------------------------------------
Total annual operating expenses              0.93
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Expenses      $95      $296      $515      $1,143
--------------------------------------------------------------------------------

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of the Fund through 10/31/2011, so that the total annual operating expenses of that class are limited to 1.00% of average net assets. This undertaking applies to the Fund's direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Investor Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year's expenses.

**"Management fees" includes investment management and administration fees.


INVESTMENT MANAGER

NEUBERGER BERMAN MANAGEMENT INC. (THE "MANAGER") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Lehman Brothers Asset Management LLC as sub-adviser to provide investment research and related services. Prior to February 28, 2007, Neuberger Berman, LLC served as sub-adviser to the Fund. The Manager and Lehman Brothers Asset Management LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc. Together, the Neuberger Berman affiliates manage $258.1 billion in total assets (as of 12/31/2007) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2007, the management/administration fees paid to the Manager by the Fund's Investor Class were 0.75% of its average net assets.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory contracts by the Board of Trustees is available in the Fund's annual report to shareholders dated October 31, 2007.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

ANN H. BENJAMIN AND THOMAS P. O'REILLY, are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. They have co-managed the Fund's assets since October 2005. Ms. Benjamin and Mr. O'Reilly also manage high yield portfolios for Lehman Brothers Asset Management LLC and its predecessor, an affiliate of Neuberger Berman. They have managed money for Lehman Brothers Asset Management LLC since 1997.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of Fund shares.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                        2003        2004        2005      2006           2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors and how its share price changed.

Share price (NAV) at beginning of period                      8.81        9.25        9.54      9.10          9.08

PLUS:      Income from investment operations
           Net investment income                              0.60        0.58        0.55      0.59          0.68
           Net gains/losses -- realized and unrealized        0.44        0.29       (0.44)    (0.02)        (0.08)
           Subtotal: income from investment operations        1.04        0.87        0.11      0.57          0.60

MINUS:     Distributions to shareholders
           Income dividends                                   0.60        0.58        0.55      0.59          0.68
           Subtotal: distributions to shareholders            0.60        0.58        0.55      0.59          0.68

EQUALS:    Share price (NAV) at end of period                 9.25        9.54        9.10      9.08          9.00

RATIOS (% OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------

The ratios show the Fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursements and/or waiver and/or offset arrangements had not been in effect.

NET EXPENSES -- ACTUAL                                        0.90        0.90        0.91      0.89           0.92
GROSS EXPENSES(1)                                             0.90        0.90        0.91      0.90           0.92
EXPENSES(2)                                                   0.90        0.90        0.91      0.90           0.92
NET INVESTMENT INCOME -- ACTUAL                               6.54        6.16        5.88      6.52           7.41

OTHER DATA
------------------------------------------------------------------------------------------------------------------------------------
Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.

TOTAL RETURN (%)                                             12.14(3)     9.68        1.17      6.53(3)        6.73(3)
NET ASSETS AT END OF PERIOD (IN MILLIONS OF DOLLARS)        519.7       813.2       779.7     588.3          369.2
PORTFOLIO TURNOVER RATE (%)                                   148          79          63       136            153


------------------------------------------------------------------------------------------------------------------------------------

All of the above figures have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover).

(1) Shows what the ratio would have been if there had been no expense reimbursement/recoupment.

(2) Shows what this ratio would have been if there had been no expense offset arrangements.

(3) Would have been lower/higher if Neuberger Berman Management Inc. had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.

--------------------------------------------------------------------------------

LEHMAN BROTHERS MUNICIPAL MONEY FUND                        TICKER SYMBOL: NBTXX
(FORMERLY, NEUBERGER BERMAN MUNICIPAL MONEY FUND)
--------------------------------------------------------------------------------

GOAL & STRATEGY

THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THAT IS CONSISTENT WITH SAFETY AND LIQUIDITY.

To pursue this goal, the Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities from municipal issuers around the country. The Fund seeks to maintain a stable $1.00 share price. The Fund's dividends are generally exempt from federal income tax, but may be a tax preference item for purposes of the federal alternative minimum tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live. The Fund seeks to reduce credit risk by diversifying among many municipal issuers around the country.

The Portfolio Managers monitor a range of economic, financial and political factors, in order to weigh the yields of various types and maturities of municipal securities against their levels of interest rate and credit risk.

Based on their analysis, the managers invest the Fund's assets in a mix of municipal securities that is intended to provide as high a tax-exempt yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in high-quality, short-term municipal securities without providing shareholders at least 60 days' advance notice.


MONEY MARKET FUNDS

MONEY MARKET FUNDS ARE SUBJECT TO FEDERAL REGULATIONS DESIGNED TO HELP MAINTAIN LIQUIDITY AND A STABLE SHARE PRICE. THE REGULATIONS SET STRICT STANDARDS FOR CREDIT QUALITY AND FOR MATURITY (397 DAYS OR LESS FOR INDIVIDUAL SECURITIES, 90 DAYS OR LESS ON AVERAGE FOR THE PORTFOLIO OVERALL). THE FUND HAS A STRICTER STANDARD FOR MATURITY IN THAT IT SEEKS TO MAINTAIN A DOLLAR-WEIGHTED AVERAGE MATURITY OF 60 DAYS OR LESS.

THE REGULATIONS REQUIRE MONEY MARKET FUNDS TO LIMIT INVESTMENTS TO THE TOP TWO SHORT-TERM RATING CATEGORIES OF CREDIT QUALITY AND UNRATED SECURITIES DETERMINED BY THE INVESTMENT MANAGER TO BE OF EQUIVALENT QUALITY.


TAX-EQUIVALENT YIELDS

TO MAKE ACCURATE COMPARISONS BETWEEN TAX-EXEMPT AND TAXABLE YIELDS, YOU SHOULD KNOW YOUR TAX SITUATION. ALTHOUGH THE YIELDS ON TAXABLE INVESTMENTS MAY BE HIGHER, TAX-EXEMPT INVESTMENTS MAY BE THE BETTER CHOICE ON AN AFTER-TAX BASIS.

--------------------------------------------------------------------------------

MAIN RISKS

Most of the Fund's performance depends on credit quality and interest rates. Because the Fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money market funds.

When interest rates fall, the Fund's yields typically will fall as well. Over time, the Fund may produce lower returns than other bond or stock investments, and may not always keep pace with inflation.

Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund's performance. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on securities owned by the Fund. Performance could also be affected by political or regulatory changes, whether local, regional, or national, and by developments concerning tax laws and tax-exempt securities.

To the extent that the Fund invests in "private activity bonds," its dividends may be a tax preference item for purposes of the federal alternative minimum tax. Those bonds are issued by or on behalf of public authorities to finance various privately operated facilities. A private activity bond generally is not backed by the credit of any governmental or public authority (or of the private user); instead, principal and interest on the bond are payable only from the facility financed thereby and the revenues it generates. Historically, these bonds have made up a significant portion of the Fund's holdings. Consult your tax adviser for more information.

The Fund is not an appropriate investment for tax-advantaged accounts, such as individual retirement accounts ("IRAs"), and may not be beneficial for investors in low tax brackets.


OTHER RISKS

ALTHOUGH THE FUND HAS MAINTAINED A STABLE SHARE PRICE SINCE ITS INCEPTION AND INTENDS TO CONTINUE TO DO SO, THE SHARE PRICE COULD FLUCTUATE, MEANING THAT THERE IS A CHANCE THAT YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THIS FUND IS A MUTUAL FUND, NOT A BANK DEPOSIT, AND IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM TAXABLE DEBT INSTRUMENTS. THIS STRATEGY COULD HELP THE FUND AVOID LOSSES BUT COULD PRODUCE INCOME THAT IS NOT TAX-EXEMPT AND MAY MEAN LOST OPPORTUNITIES.

--------------------------------------------------------------------------------

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR
[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
1998    1999   2000   2001   2002   2003   2004   2005   2006   2007
--------------------------------------------------------------------------------
2.86    2.67   3.52   2.26   0.87   0.44   0.61   1.84   2.91   3.15
--------------------------------------------------------------------------------

BEST QUARTER: Q4 '00, 0.94%
WORST QUARTER: Q3 '03, 0.07%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/07
--------------------------------------------------------------------------------
                          1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Municipal Money Fund      3.15     1.78      2.11
--------------------------------------------------------------------------------

PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

TO OBTAIN THE FUND'S CURRENT YIELD, CALL 1-800-877-9700 OR VISIT THE NEUBERGER BERMAN WEBSITE AT WWW.NB.COM. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A RECENT SEVEN-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN. YOU CAN ALSO OBTAIN INFORMATION ON HOW THE FUND'S YIELDS COMPARE TO TAXABLE YIELDS AFTER TAXES ARE TAKEN INTO CONSIDERATION.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER FEES                       None

ANNUAL OPERATING EXPENSES
(% OF AVERAGE NET ASSETS)*
These are deducted from Fund assets,
so you pay them indirectly

Management fees**                      0.51
Distribution (12b-1) fees              None
Other expenses                         0.09
--------------------------------------------------------------------------------
Total annual operating expenses        0.60
--------------------------------------------------------------------------------
Minus: Expense Reimbursement           0.01
--------------------------------------------------------------------------------
Net Expenses***                        0.59
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Expenses      $60      $189      $332      $747
--------------------------------------------------------------------------------

*   The figures in the table are based on last year's expenses.

**  "Management fees" includes investment management and administration fees.

*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of the Fund through 10/31/2011, so that the total annual operating expenses of that class are limited to 0.59% of average net assets. This undertaking applies to the Fund's direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Investor Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.59% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

INVESTMENT MANAGER


NEUBERGER BERMAN MANAGEMENT INC. (THE "MANAGER") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Lehman Brothers Asset Management LLC as sub-adviser to provide investment research and related services. Prior to February 28, 2007, Neuberger Berman, LLC served as sub-adviser to the Fund. The Manager and Lehman Brothers Asset Management LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc. Together, the Neuberger Berman affiliates manage $258.1 billion in total assets (as of 12/31/2007) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2007, the management/administration fees paid to the Manager by the Fund's Investor class were 0.51% of its average net assets before reimbursements.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory contracts by the Board of Trustees is available in the Fund's annual report to shareholders dated October 31, 2007.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

WILLIAM J. FURRER, Senior Vice President, Lehman Brothers Asset Management LLC, joined Lehman Brothers Asset Management LLC in 2005. Previously, Mr. Furrer managed Funds for another investment adviser since 1990.

KRISTIAN J. LIND, Vice President, Lehman Brothers Asset Management LLC, joined Lehman Brothers Asset Management LLC in 2005. Previously, Mr. Lind was an assistant portfolio manager with another investment adviser.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        2003        2004        2005      2005           2006
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors and how its share price changed.

Share price (NAV) at beginning of period                    0.9998      0.9998       0.9998    0.9998         0.9998

PLUS:      Income from investment operations
           Net investment income                            0.0050      0.0051       0.0158    0.0276         0.0313
           Net gains/losses -- realized and unrealized        --          --           --      0.0000         0.0001
           Subtotal: income from investment operations      0.0050      0.0051       0.0158    0.0276         0.0314

MINUS:     Distributions to shareholders
           Income dividends                                 0.0050      0.0051       0.0158    0.0276         0.0313
           Subtotal: distributions to shareholders          0.0050      0.0051       0.0158    0.0276         0.0313

EQUALS:    Share price (NAV) at end of period               0.9998      0.9998       0.9998    0.9998         0.9999

RATIOS (% OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------

The ratios show the Fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursements and/or waiver and/or offset arrangements had not been in effect.

NET EXPENSES -- ACTUAL                                        0.61        0.61        0.60      0.59           0.59
GROSS EXPENSES(1)                                              --          --          --       0.61           0.59
EXPENSES(2)                                                   0.61        0.61        0.60      0.59           0.59
NET INVESTMENT INCOME -- ACTUAL                               0.50        0.51        1.62      2.81           3.13


OTHER DATA
------------------------------------------------------------------------------------------------------------------------------------

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.

TOTAL RETURN (%)                                              0.50        0.51        1.59      2.80(3)        3.18(3)

NET ASSETS AT END OF PERIOD (IN MILLIONS OF DOLLARS)          410.9       426.1       587.1     773.2          871.5

------------------------------------------------------------------------------------------------------------------------------------

All of the above figures have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover).

(1) Shows what this ratio would have been if there had been no reimbursement of a portion of investment management fees.

(2) Shows what this ratio would have been if there had been no expense offset arrangements.

(3) Would have been lower if Neuberger Berman Management Inc. had not reimbused a portion of investment management fees.

--------------------------------------------------------------------------------

LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST                  Ticker Symbol: LBMUX
(FORMERLY, NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST)
--------------------------------------------------------------------------------

GOAL & STRATEGY

THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THAT IS CONSISTENT WITH LOW RISK TO PRINCIPAL AND LIQUIDITY; TOTAL RETURN IS A SECONDARY GOAL.

To pursue these goals, the Fund normally invests at least 80% of its total assets in securities of municipal issuers around the country. All securities in which the Fund invests must be investment grade (rated within the four highest categories by at least one rating agency or, if unrated, deemed by the investment manager to be of comparable quality). The Fund's dividends are generally exempt from federal income tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

The Fund seeks to minimize its exposure to credit risk by diversifying among many municipal issuers around the country and among the different types of municipal securities available. Although it may invest in securities of any maturity, under normal circumstances it maintains an average portfolio duration of ten years or less.

The Portfolio Managers monitor national trends in the municipal securities market, as well as a range of economic, financial and political factors. The Portfolio Managers analyze individual issues and look for securities that appear under-priced compared to securities of similar structure and credit quality, and securities that appear likely to have their credit ratings raised. To help maintain the portfolio's credit quality, the Portfolio Managers seek to avoid securities from states or regions with weaker economies or unusual revenue problems. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers' outlook on the investment or the market changes.

The Fund may change its goals without shareholder approval, although it does not currently intend to do so. The Fund will not change its fundamental policy of normally investing at least 80% of its total assets in securities of municipal issuers without shareholder approval.


DURATION

DURATION IS A MEASURE OF A BOND INVESTMENT'S SENSITIVITY TO CHANGES IN INTEREST RATES.

TYPICALLY, WITH A 1% CHANGE IN INTEREST RATES, AN INVESTMENT'S VALUE MAY BE EXPECTED TO MOVE IN THE OPPOSITE DIRECTION APPROXIMATELY 1% FOR EACH YEAR OF ITS DURATION.


TAX-EQUIVALENT YIELDS

TO MAKE ACCURATE COMPARISONS BETWEEN TAX-EXEMPT AND TAXABLE YIELDS, YOU SHOULD KNOW YOUR TAX SITUATION. ALTHOUGH THE YIELDS ON TAXABLE INVESTMENTS MAY BE HIGHER, TAX-EXEMPT INVESTMENTS MAY BE THE BETTER CHOICE ON AN AFTER-TAX BASIS.

--------------------------------------------------------------------------------

MAIN RISKS

Most of the Fund's performance depends on what happens in the municipal bond market. The value of your investment will rise and fall, and you could lose money.

The Fund's yield and total return will change with interest rate movements.When interest rates rise, the Fund's share price will typically fall. The Fund's sensitivity to this risk will increase with any increase in the Fund's duration.

Some debt securities in which the Fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the Fund holds callable securities and the issuers repay the securities early, the Fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

A downgrade or default affecting any of the Fund's securities would affect the Fund's performance. Performance could also be affected by political or regulatory changes, whether regional or national, and by developments concerning tax laws and tax-exempt securities.

Because the Fund emphasizes higher credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This could mean that its yield may be lower than that available from certain other municipal bond Funds.

Over time, the Fund may produce lower returns than stock investments.

The Fund is not an appropriate investment for tax-advantaged accounts, such as IRAs, and may not be beneficial for investors in low tax brackets.


OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS.

THE USE OF CERTAIN DERIVATIVES TO HEDGE INTEREST RATE RISK COULD AFFECT FUND PERFORMANCE IF INTEREST RATES, OR THE DERIVATIVES, DO NOT PERFORM AS EXPECTED.

TO THE EXTENT THAT THE FUND INVESTS IN SO-CALLED "PRIVATE ACTIVITY BONDS," ITS DIVIDENDS MAY BE A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX. CONSULT YOUR TAX ADVISER FOR MORE INFORMATION.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOALS AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM TAXABLE DEBT INSTRUMENTS. THIS STRATEGY MAY MEAN LOST OPPORTUNITIES AND, ALONG WITH ANY OTHER INVESTMENTS IN TAXABLE SECURITIES OR DERIVATIVES, COULD PRODUCE INCOME THAT IS NOT TAX-EXEMPT.

--------------------------------------------------------------------------------

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on Fund distributions or on the redemption of Fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with a measure of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

1998   1999   2000   2001   2002    2003   2004   2005   2006   2007
--------------------------------------------------------------------------------
5.94   -1.25  9.02   4.75   9.65    3.93   2.01   0.86   3.64   3.61
--------------------------------------------------------------------------------

BEST QUARTER: Q3 '02, 4.38%
WORST QUARTER: Q2 '04, -2.42%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/07
--------------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Municipal Securities Trust
--------------------------------------------------------------------------------
Return Before Taxes               3.61     2.80      4.17
--------------------------------------------------------------------------------
Return After Taxes on
Distributions                     3.60     2.73      4.12
--------------------------------------------------------------------------------
Return After Taxes on
Distributions
and Sales of Fund Shares          3.66     2.89      4.11
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
G.O. Index                        5.08     4.00      4.99

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------


INDEX DESCRIPTION

THE LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATION INDEX IS AN UNMANAGED INDEX OF INVESTMENT GRADE, TAX- EXEMPT GENERAL OBLIGATIONS (STATE AND LOCAL).


PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

THE TABLE COMPARES THE FUND'S RETURNS TO THOSE OF A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES, BUT THE INDEX DOES NOT INCLUDE COSTS OF MAKING INVESTMENTS OR ANY TAX CONSEQUENCES.

TO OBTAIN THE FUND'S CURRENT YIELD, CALL 800-877-9700 OR VISIT THE NEUBERGER BERMAN WEBSITE AT WWW.NB.COM. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A 30-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN. YOU CAN ALSO OBTAIN INFORMATION ON HOW THE FUND'S YIELDS COMPARE TO TAXABLE YIELDS AFTER TAXES ARE TAKEN INTO CONSIDERATION.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                   None

ANNUAL OPERATING EXPENSES
(% OF AVERAGE NET ASSETS)*
These are deducted from Fund assets,
so you pay them indirectly

Management fees**                                 0.52
Distribution (12b-1) fees                         None
Other expenses                                    0.66
--------------------------------------------------------------------------------
Total annual operating expenses                   1.18
--------------------------------------------------------------------------------
Minus: Expense Reimbursement                      0.53
--------------------------------------------------------------------------------
Net Expenses***                                   0.65
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


--------------------------------------------------------------------------------
              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Expenses      $66      $208      $487      $1,281
--------------------------------------------------------------------------------

*   The figures in the table are based on last year's expenses.

**  "Management fees" includes investment management and administration fees.

*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of the Fund through 10/31/2011, so that the total annual operating expenses of that class are limited to 0.65% of average net assets. This undertaking applies to the Fund's direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Investor Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.65% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

INVESTMENT MANAGER

NEUBERGER BERMAN MANAGEMENT INC. (THE "MANAGER") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Lehman Brothers Asset Management LLC as sub-adviser to provide investment research and related services. Prior to February 28, 2007, Neuberger Berman, LLC served as sub-adviser to the Fund. The Manager and Lehman Brothers Asset Management LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc. Together, the Neuberger Berman affiliates manage $258.1 billion in total assets (as of 12/31/2007) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2007, the management/administration fees paid to the Manager by the Fund's Investor Class were 0.52% of its average net assets before reimbursements.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory contracts by the Board of Trustees is available in the Fund's annual report to shareholders dated October 31, 2007.

--------------------------------------------------------------------------------

PORTFOLIO MANAGER

WILLIAM FURRER AND JAMES L. ISELIN, are Vice Presidents of Neuberger Berman Management Inc. and Senior Vice Presidents of Lehman Brothers Asset Management LLC. Mr. Furrer joined Lehman Brothers Asset Management LLC in 2005. Previously, Mr. Furrer managed funds for another investment adviser since 1990. Mr. Iselin joined Lehman Brothers Asset Management LLC in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group since 1993.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        2003        2004        2005      2005           2006
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors and how its share price changed.

Share price (NAV) at beginning of period                     11.80       11.86       11.81     11.33          11.36

PLUS:      Income from investment operations
           Net investment income                              0.40        0.40        0.40      0.40           0.41
           Net gains/losses -- realized and unrealized        0.12       (0.00)      (0.41)     0.08          (0.12)
           Subtotal: income from investment operations        0.52        0.40       (0.01)     0.48           0.29

MINUS:     Distributions to shareholders
           Income dividends                                   0.40        0.40        0.40      0.40           0.41
           Capital gains distributions                        0.06        0.05        0.07      0.05           0.04
           Subtotal: distributions to shareholders            0.46        0.45        0.47      0.45           0.45

EQUALS:    Share price (NAV) at end of period                11.86       11.81       11.33     11.36          11.20


RATIOS (% OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------

The ratios show the Fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursements and/or waiver and/or offset arrangements had not been in effect.

NET EXPENSES -- ACTUAL                                        0.65        0.65        0.66      0.65           0.65
GROSS EXPENSES(1)                                             0.98        1.06        1.10      1.19           1.17
EXPENSES(2)                                                   0.65        0.65        0.66      0.66           0.66
NET INVESTMENT INCOME -- ACTUAL                               3.37        3.40        3.44      3.56           3.61


OTHER DATA
------------------------------------------------------------------------------------------------------------------------------------

Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.

TOTAL RETURN (%)(3)                                           4.50        3.43       (0.09)     4.38           2.61

NET ASSETS AT END OF PERIOD (IN MILLIONS OF DOLLARS)          42.3        37.1        33.7      32.1           27.8

PORTFOLIO TURNOVER RATE (%)                                     12           8          16        28              9


------------------------------------------------------------------------------------------------------------------------------------

All of the above figures have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover).

(1) Shows what this ratio would have been if there had been no expense reimbursement.

(2) Shows what this ratio would have been if there had been no expense offset arrangements.

(3) Would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses.

--------------------------------------------------------------------------------
LEHMAN BROTHERS SHORT DURATION BOND FUND                  Ticker Symbol: LBSDX
(FORMERLY, NEUBERGER BERMAN LIMITED MATURITY BOND FUND)
--------------------------------------------------------------------------------

GOAL & STRATEGY

THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME CONSISTENT WITH LIQUIDITY AND LOW RISK TO PRINCIPAL; TOTAL RETURN IS A SECONDARY GOAL.

To pursue these goals, the Fund invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. These may include mortgage- and asset-backed securities. To enhance yield and add diversification, the Fund may invest up to 10% of its net assets in securities that are below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard & Poor's or, if unrated by either of these, deemed by the investment manager to be of comparable quality. When the Portfolio Managers believe there are attractive opportunities in foreign markets, the Fund may also invest in foreign debt securities to enhance yield and/or total return.

The Fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. Although it may invest in securities of any maturity, under normal circumstances it maintains an average portfolio duration of two years or less.

The Portfolio Managers monitor national trends in the corporate and government securities markets, as well as a range of economic and financial factors. If particular sectors of the bond market appear relatively inexpensive, the Portfolio Managers may increase the Fund's exposure in those sectors and decrease exposure in other sectors. The Portfolio Managers look for securities that appear under-priced compared to securities of similar structure and credit quality. In choosing lower-rated securities, the Portfolio Managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers' outlook on the investment or the market changes.

The Fund may change its goals without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets in bonds and other debt securities. The Fund will not alter this policy without providing shareholders at least 60 days' advance notice.


DURATION

DURATION IS A MEASURE OF A BOND INVESTMENT'S SENSITIVITY TO CHANGES IN INTEREST RATES.

TYPICALLY, WITH A 1% CHANGE IN INTEREST RATES, AN INVESTMENT'S VALUE MAY BE EXPECTED TO MOVE IN THE OPPOSITE DIRECTION APPROXIMATELY 1% FOR EACH YEAR OF ITS DURATION.


BOND RATINGS

MOST LARGE ISSUERS OBTAIN RATINGS FOR THEIR BONDS FROM ONE OR MORE INDEPENDENT RATING AGENCIES, ALTHOUGH MANY BONDS OF ALL QUALITY LEVELS REMAIN UNRATED. THE FUND CONSIDERS BONDS RATED IN THE TOP FOUR CATEGORIES OF CREDIT QUALITY BY AT LEAST ONE RATING AGENCY (AND UNRATED BONDS DEEMED BY THE MANAGERS TO BE OF COMPARABLE QUALITY) TO BE INVESTMENT GRADE. BONDS RATED NO HIGHER THAN THE FIFTH OR SIXTH CATEGORY (BB/BA OR B) ARE CONSIDERED NON-INVESTMENT GRADE. MANY OF THESE "JUNK BONDS" ARE ACTUALLY ISSUED BY REPUTABLE COMPANIES AND OFFER ATTRACTIVE YIELDS.

--------------------------------------------------------------------------------

MAIN RISKS

Most of the Fund's performance depends on what happens in the bond markets. The value of your investment will rise and fall, and you could lose money.

The Fund's yield and total return will change with interest rate movements. When interest rates rise, the Fund's share price will typically fall. The Fund's sensitivity to this interest rate risk will increase with any increase in the Fund's duration. The Fund's performance may also suffer if certain bond market sectors emphasized do not perform as expected.

Some debt securities in which the Fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the Fund holds callable securities and the issuers repay the securities early, the Fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at then-current yields, which will be lower than the yield of the callable security that was paid off.

A downgrade or default affecting any of the Fund's securities would affect the Fund's performance. Performance could also be affected if unexpected interest rate trends cause the Fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Higher interest rates generally result in slower payoffs, which effectively increase duration and heighten interest rate risk. When interest rates fall, many mortgages are refinanced, and mortgage-backed securities may be repaid early. Thus, the Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Foreign securities could add to the ups and downs in the Fund's share price, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

Over time, the Fund may produce lower returns than stock investments and less conservative bond investments. Although the Fund's average return has out paced inflation over the long term, it may not always do so. Your results relative to the rate of inflation will, of course, be affected by any taxes you pay on Fund distributions.

Due to the Fund's limited duration and the need to sometimes change allocation among sectors, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and increased transaction costs.


OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND INVEST IN CERTAIN SECURITIES INVOLVING ADDITIONAL RISKS.

THE USE OF CERTAIN DERIVATIVES TO HEDGE INTEREST RATE RISK OR PRODUCE INCOME COULD AFFECT FUND PERFORMANCE IF INTEREST RATES, OR THE DERIVATIVES, DO NOT PERFORM AS EXPECTED. SECURITIES LENDING AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS.

NOT ALL SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES ARE BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. TREASURY. SOME ARE BACKED BY THE RIGHT OF THE ISSUING ENTITY TO BORROW FROM THE TREASURY, WHILE OTHERS ARE SUPPORTED BY THE TREASURY'S DISCRETIONARY AUTHORITY TO LEND TO THE ISSUER, AND STILL OTHERS ARE BACKED ONLY BY THE ISSUING ENTITY. THE U.S. GOVERNMENT SECURITIES PURCHASED BY THE FUND MAY INCLUDE MORTGAGE-BACKED SECURITIES.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOALS AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM DEBT INSTRUMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

--------------------------------------------------------------------------------

PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on Fund distributions or on the redemption of Fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with a measure of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.


YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR
[GRAPHIC OMITTED]

--------------------------------------------------------------------------------

1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
--------------------------------------------------------------------------------
4.65   1.64   6.70   8.41   5.10   2.53   0.92   1.56   4.16   5.38

BEST QUARTER: Q1 '01, 3.45%
WORST QUARTER: Q2 '04, -0.72%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/07

--------------------------------------------------------------------------------
                                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Short Duration Bond Fund
--------------------------------------------------------------------------------
Return Before Taxes                5.38     2.90      4.08
--------------------------------------------------------------------------------
Return After Taxes on
Distributions                      3.51     1.43      2.18
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale
of Fund Shares                     3.47     1.61      2.31
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year
Treasury Index                     7.32     3.12      4.75

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

INDEX DESCRIPTION

THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX IS AN UNMANAGED INDEX OF U.S. TREASURIES WITH MATURITIES BETWEEN 1 AND 3 YEARS.


PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

THE TABLE COMPARES THE FUND'S RETURNS TO THOSE OF A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES, BUT THE INDEX DOES NOT INCLUDE COSTS OF MAKING INVESTMENTS OR ANY TAX CONSEQUENCES.

TO OBTAIN THE FUND'S CURRENT YIELD, CALL 800-877-9700 OR VISIT THE NEUBERGER BERMAN WEBSITE AT WWW.NB.COM. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A 30-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                        None

ANNUAL OPERATING EXPENSES
(% OF AVERAGE NET ASSETS)*
These are deducted from Fund assets,
so you pay them indirectly

Management fees**                                       0.52
Distribution (12b-1) fees                               None
Other expenses                                          0.39
--------------------------------------------------------------------------------
Total annual operating expenses                         0.91
--------------------------------------------------------------------------------
Minus: Expense Reimbursement                            0.21
--------------------------------------------------------------------------------
Net Expenses***                                         0.70
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Expenses      $72      $224      $439      $1,058
--------------------------------------------------------------------------------

*    The figures in the table are based on last year's expenses.

**  "Management fees" includes investment management and administration fees.

*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of the Fund through 10/31/2011, so that the total annual operating expenses of that class are limited to 0.70% of average net assets. This undertaking applies to the Fund's direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Investor Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.70% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

INVESTMENT MANAGER

NEUBERGER BERMAN MANAGEMENT INC. (THE "MANAGER") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Lehman Brothers Asset Management LLC as sub-adviser to provide investment research and related services. Prior to February 28, 2007, Neuberger Berman, LLC served as sub-adviser to the Fund. The Manager and Lehman Brothers Asset Management LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc. Together, the Neuberger Berman affiliates manage $258.1 billion in total assets (as of 12/31/2007) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2007, the management/administration fees paid to the Manager by the Fund's Investor Class were 0.52% of its average net assets before reimbursements.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory contracts by the Board of Trustees is available in the Fund's annual report to shareholders dated October 31, 2007.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS


THOMAS SONTAG, is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. He has been a Portfolio Manager of the Fund since 2006 and has managed portfolios for Lehman Brothers Asset Management LLC since 2004. Before joining Lehman Brothers Asset Management LLC, Mr. Sontag was a portfolio manager at another firm for six years.

MICHAEL FOSTER, is a Vice President of Neuberger Berman Management Inc.and Neuberger Berman, LLC. He is also Vice President of Lehman Brothers Assets Management LLC. He has been a Portfolio Manager of the Fund since 2008. Prior to joining the Firm in 1999, Mr. Foster spent three years as a Trading Assistant and Account Executive at another investment firm.

RICHARD GRAU, is a Vice President of Neuberger Berman Management Inc., and Neuberger Berman, LLC. He is also Vice President of Lehman Brothers Assets Management LLC. He has been a Portfolio Manager of the Fund since 2008. Prior to joining the Firm in 1993, Mr. Grau was an Internal Auditor at another firm.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of Fund shares.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        2003        2004        2005      2006     2007
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

 Share price (NAV) at beginning of year                       9.65        9.61      9.41        9.13      9.11

 PLUS:     Income from investment operations
           Net investment income                              0.28        0.24      0.25        0.35      0.41
           Net gains/losses -- realized and unrealized        0.03      ( 0.11)   ( 0.18)       0.03      0.06
           Subtotal: income from investment operations        0.31        0.13      0.07        0.38      0.47

 MINUS:    Distributions to shareholders
           Income dividends                                   0.35        0.33      0.35        0.40      0.45
           Subtotal: distributions to shareholders            0.35        0.33      0.35        0.40      0.45

 EQUALS:   Share price (NAV) at end of year                   9.61        9.41      9.13        9.11      9.13


 RATIOS (% OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
The ratios show the Fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

NET EXPENSES -- ACTUAL                                        0.70        0.70      0.70       0.70       0.70
GROSS EXPENSES(1)                                             0.74        0.77      0.80       0.80       0.90
EXPENSES(2)                                                   0.70        0.70      0.71       0.71       0.70
NET INVESTMENT INCOME -- ACTUAL                               2.88        2.49      2.75       3.80       4.54

OTHER DATA
------------------------------------------------------------------------------------------------------------------------------------
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.

TOTAL RETURN (%)(3)                                           3.23        1.43      0.77       4.28      5.24
NET ASSETS AT END OF YEAR (IN MILLIONS OF DOLLARS)           199.4       162.6     151.8      108.1      93.4
PORTFOLIO TURNOVER RATE (%)                                    129          94       166         74        53

All of the above figures have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover).

(1) Shows what this ratio would have been if there had been no expense reimbursement.

(2) Shows what this ratio would have been if there had been no expense offset arrangements.

(3) Would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses.

--------------------------------------------------------------------------------

NEUBERGER BERMAN CASH RESERVES                              Ticker Symbol: NBCXX
--------------------------------------------------------------------------------

GOAL & STRATEGY

THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME CONSISTENT WITH SAFETY AND LIQUIDITY.

To pursue this goal, the Fund invests in a diversified portfolio of high-quality money market securities. These securities may be from U.S. or foreign issuers, including governments and their agencies, banks, and corporations, but in all cases must be denominated in U.S. dollars. The Fund seeks to maintain a stable $1.00 share price and seeks to reduce credit risk by diversifying among many issuers of money market securities.

Under normal market conditions, the Fund will invest more than 25% of its total assets in the obligations of companies in the financial services industries and repurchase agreements on such obligations. Asset-backed securities may constitute a significant percentage of the Fund's investments as a result of this policy.

The Fund also may invest in corporate bonds and commercial paper, securities issued by or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, variable and floating rate instruments, repurchase agreements on non-financial services obligations or other securities, and the securities of other investment companies.

The Portfolio Managers monitor a range of economic and financial factors to weigh the yields of money market securities of various maturities against their levels of interest rate and credit risks. Based on their analysis, the managers invest the Fund's assets in a mix of money market securities that is intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.


MONEY MARKET FUNDS

MONEY MARKET FUNDS ARE SUBJECT TO FEDERAL REGULATIONS DESIGNED TO HELP MAINTAIN LIQUIDITY AND A STABLE SHARE PRICE. THE REGULATIONS SET STRICT STANDARDS FOR CREDIT QUALITY AND FOR MATURITY (397 DAYS OR LESS FOR INDIVIDUAL SECURITIES, 90 DAYS OR LESS ON AVERAGE FOR THE PORTFOLIO OVERALL).

THE REGULATIONS REQUIRE MONEY MARKET FUNDS TO LIMIT INVESTMENTS TO THE TOP TWO SHORT-TERM RATING CATEGORIES OF CREDIT QUALITY AND UNRATED SECURITIES DETERMINED BY THE INVESTMENT MANAGER TO BE OF EQUIVALENT QUALITY. THIS FUND TYPICALLY EXCEEDS THIS REQUIREMENT BY INVESTING IN ONLY FIRST-TIER SECURITIES.

--------------------------------------------------------------------------------
MAIN RISKS

Most of the Fund's performance depends on interest rates. When interest rates fall, the Fund's yields will typically fall as well. The Fund is also subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due.

The Fund's emphasis on securities in the first tier of credit quality may mean that its yields are somewhat lower than those available from certain other money market funds. Over time, the Fund may produce a lower return than bond or stock investments.

Because the Fund normally concentrates in the financial services industries, factors influencing the health of those industries could have a significant negative effect on the Fund's performance. These may include economic trends, governmental action and changes in interest rates, as well as the availability and cost of capital funds. Relatively recent legislation permits broad consolidation of financial services companies, the impact of which is difficult to predict. Competition among companies in different portions of the financial services sector has been increasing, a trend that is likely to continue.

Investment in foreign securities may involve trading practices different from those in the United States, and custody of securities by foreign banks and depositories could expose the Fund to some risk.

The Fund's performance also could be affected if unexpected interest rate trends cause the Fund's asset-backed securities to be paid off substantially earlier or later than expected. Performance could also be harmed if any of the Fund's holdings has its credit rating reduced or goes into default.


OTHER RISKS

ALTHOUGH THE FUND HAS MAINTAINED A STABLE SHARE PRICE SINCE ITS INCEPTION, AND INTENDS TO CONTINUE TO DO SO, THE SHARE PRICE COULD FLUCTUATE, MEANING THAT THERE IS A CHANCE THAT YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

WHILE THE FUND MAY HOLD SECURITIES THAT CARRY U.S. GOVERNMENT GUARANTEES, THESE GUARANTEES DO NOT EXTEND TO SHARES OF THE FUND ITSELF AND DO NOT GUARANTEE THE MARKET PRICE OF THE SECURITIES. SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES MAY NOT BE BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. TREASURY; SOME ARE BACKED ONLY BY THE ISSUING ENTITY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS POLICY OF CONCENTRATING IN THE FINANCIAL SERVICES GROUP OF INDUSTRIES. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

--------------------------------------------------------------------------------
PERFORMANCE

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on Fund distributions. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

1998   1999   2000   2001   2002   2003   2004   2005   2006    2007
--------------------------------------------------------------------------------
5.08   4.68   5.94   3.75   1.41   0.57   0.72   2.84   4.71    4.94

BEST QUARTER: Q4 '00, 1.55%
WORST QUARTER: Q2 '04, 0.10%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/07


--------------------------------------------------------------------------------
                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Cash Reserves      4.94     2.74      3.45
--------------------------------------------------------------------------------

PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

TO OBTAIN THE FUND'S CURRENT YIELD, CALL 800-877-9700 OR VISIT THE NEUBERGER BERMAN WEBSITE AT WWW.NB.COM. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A RECENT SEVEN-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                   None

ANNUAL OPERATING EXPENSES
(% OF AVERAGE NET ASSETS)*
These are deducted from Fund assets, so you pay them indirectly

Management fees**                                 0.37
Distribution (12b-1) fees                         None
Other expenses                                    0.13
--------------------------------------------------------------------------------
Total annual operating expenses***                0.50
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Expenses      $51      $160      $280      $628
--------------------------------------------------------------------------------

*    The figures in the table are based on last year's expenses.

**   "Management fees" includes investment management and administration fees.

*** Neuberger Berman Management Inc. (NBMI) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of the Fund through 10/31/2011, so that the total annual operating expenses of that class are limited to 0.65% of average net assets. This undertaking applies to the Fund's direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that the Investor Class will repay NBMI for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.65% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

     NBMI has also voluntarily agreed to waive its investment management fee in the amount of 0.02% of the Fund's average net assets.


INVESTMENT MANAGER

NEUBERGER BERMAN MANAGEMENT INC. (THE "MANAGER") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Lehman Brothers Asset Management LLC as sub-adviser to provide investment research and related services. Prior to February 28, 2007, Neuberger Berman, LLC served as sub-adviser to the Fund. The Manager and Lehman Brothers Asset Management LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc. Together, the Neuberger Berman affiliates manage $258.1 billion in total assets (as of 12/31/2007) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2007, the management/administration fees paid to the Manager by the Fund's Investor Class were 0.35% of its average net assets.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory contracts by the Board of Trustees is available in the Fund's annual report dated October 31, 2007.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

JOHN C. DONOHUE, Managing Director, Lehman Brothers Asset Management LLC (formerly, Lincoln Capital Fixed Income Management Company, LLC), has primary responsibility for managing the Taxable Cash Management product group at Lehman Brothers Asset Management LLC. Prior to joining Lehman Brothers Asset Management LLC in 2003, Mr. Donohue worked at two other investment managers where he was a portfolio manager.

SCOTT F. RIECKE, Vice President, Lehman Brothers Asset Management LLC, joined Lehman Brothers Asset Management LLC in 2005. Previously, Mr. Riecke was a money market portfolio manager with Neuberger Berman, LLC.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        2003        2004        2005       2006         2007
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors and how its share price changed.

Share price (NAV) at beginning of period                     1.0000      1.0000      1.0000     1.0000        1.0000

PLUS:      Income from investment operations
           Net investment income                             0.0066      0.0056      0.0239     0.0441        0.0488
           Net gains/losses -- realized                      0.0000      0.0000     (0.0000)   (0.0000)       0.0000
           Subtotal: income from investment operations       0.0066      0.0056      0.0239     0.0441        0.0488

MINUS:     Distributions to shareholders
           Income dividends                                  0.0066      0.0056      0.0239     0.0441        0.0488
           Capital gains distributions                         --        0.0000      --          --             --
           Subtotal: distributions to shareholders           0.0066      0.0056      0.0239     0.0441        0.0488

EQUALS:    Share price (NAV) at end of period                1.0000      1.0000      1.0000     1.0000        1.0000


RATIOS (% OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------

The ratios show the Fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense reimbursements and/or waiver and/or offset arrangements had not been in effect.

NET EXPENSES -- ACTUAL                                         0.59        0.63        0.49       0.45          0.48
GROSS EXPENSES(1)                                                --          --        0.51       0.47          0.50
EXPENSES(2)                                                    0.59        0.63        0.49       0.45          0.48
NET INVESTMENT INCOME -- ACTUAL                                0.68        0.55        2.40       4.45          4.89


OTHER DATA
------------------------------------------------------------------------------------------------------------------------------------

Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.
The turnover rate reflects how actively the Fund bought and sold securities.

TOTAL RETURN (%)                                               0.66        0.57        2.42(3)    4.50(3)       5.00(3)

NET ASSETS AT END OF YEAR IN MILLIONS OF DOLLARS)             617.7       481.2       480.0      605.9         306.9

------------------------------------------------------------------------------------------------------------------------------------

The figures above have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover).

(1) Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.

(2) Shows what this ratio would have been if there had been no offset arrangements.

(3) Would have been lower if Neuberger Berman Management Inc. had not waived a portion of investment management fees.

--------------------------------------------------------------------------------

YOUR INVESTMENT

SHARE PRICES

Because Investor Class shares of these Funds do not have sales charges, the price you pay for each share of a Fund is its net asset value per share. Similarly, because there are no fees for selling shares, each Fund pays you the full share price when you sell shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.


The Funds generally are open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. However, the Funds will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days. Because fixed income securities trade in markets outside the Exchange, a Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Neuberger Berman Cash Reserves and Lehman Brothers Municipal Money Fund are also closed for business on days the Federal Reserve Wire System ("Federal Reserve") is closed. The Federal Reserve is closed on all national holidays, Columbus Day, and Veterans Day. Fund shares will not be priced on those days or any other day the Exchange or Federal Reserve is closed. On days when the financial markets or bond markets close early, such as the day after Thanksgiving and Christmas Eve, all orders must be received by 1:00 p.m., Eastern time, in order to be processed that day, except that for Neuberger Berman Cash Reserves and Lehman Brothers Municipal Money Fund, orders received after the markets' earlier closing times will be processed the following business day.


In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders).We cannot accept your purchase order until payment has been received. On each business day, Neuberger Berman Cash Reserves calculates its share price at 12:00 noon, Eastern time and Lehman Brothers Municipal Money Fund calculates its share price at 3:00 p.m., Eastern time. Each bond fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m., Eastern time. Orders to purchase or sell shares of a Fund must be received in good order by the time at which the Fund prices its shares in order to be processed that day. If you use an investment provider, you should check with it to find out by what time your order must be received by your investment provider so that it can be processed the same day. Depending on when it accepts orders, it's possible that a Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you can't buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

SHARE PRICE CALCULATIONS

THE PRICE OF AN INVESTOR CLASS SHARE OF A FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO INVESTOR CLASS SHARES MINUS LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF INVESTOR CLASS SHARES OUTSTANDING. THE SHARE PRICES OF THE BOND FUNDS TYPICALLY CHANGE EVERY BUSINESS DAY. THE MONEY MARKET FUNDS DO NOT ANTICIPATE THAT THEIR SHARE PRICES WILL FLUCTUATE.


WHEN VALUING PORTFOLIO SECURITIES, THE MONEY MARKET FUNDS USE A CONSTANT AMORTIZATION METHOD. THE BOND FUNDS' INVESTMENTS GENERALLY ARE VALUED BY ONE OR MORE INDEPENDENT PRICING SERVICES APPROVED BY THE BOARD OF TRUSTEES OR ON THE BASIS OF MARKET QUOTATIONS. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES FROM A PRICING SERVICE OR QUOTATIONS UNRELIABLE FOR A BOND FUND.

--------------------------------------------------------------------------------

WHEN A PRICE FROM A PRICING SERVICE OR A QUOTATION IS NOT AVAILABLE FOR A BOND FUND OR A BOND FUND BELIEVES A PRICE FROM A PRICING SERVICE OR A QUOTATION FOR A SECURITY DOES NOT REFLECT THE AMOUNT THE BOND FUND WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE BOND FUND MAY SUBSTITUTE FOR THE PRICE OR QUOTATION A FAIR VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. A BOND FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED BY A BOND FUND IF THE EXCHANGE ON WHICH A FIXED INCOME SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO THE BOND FUND'S NET ASSET VALUE CALCULATION. A BOND FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT THE FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT A BOND FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.

PRIVILEGES AND SERVICES

If you purchase Investor Class shares directly from Neuberger Berman Management Inc., you have acccess to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

SYSTEMATIC INVESTMENTS. This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more in any bond fund in this prospectus. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

SYSTEMATIC WITHDRAWALS. This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses (except in money market funds).


ELECTRONIC BANK TRANSFERS. When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

INTERNET ACCESS. At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDFONE(R). Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange Fund shares.

DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT -- SAY, $100 A MONTH -- YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.

--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, each Fund declares income dividends daily and pays them monthly. The bond funds make any capital gain distributions once a year (in December). The money market funds do not anticipate making any capital gain distributions. Gains from foreign currency transactions, if any, are normally distributed in December.

Unless you designate otherwise, your income dividends and capital gain distributions, if any, from a Fund will be reinvested in additional shares of the distributing class of that Fund. However, if you prefer, you will receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in shares of the same class of another Neuberger Berman Fund with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must advise it whether you wish these distributions to be reinvested in additional Fund shares or paid in cash.

HOW DISTRIBUTIONS ARE TAXED. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively "exempt investors") and except as noted in the next sentence, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares. The part of a municipal fund's income distributions that it designates as "exempt-interest dividends" (essentially, the part of its distributions equal to the excess of its interest that is excludable from gross income for federal income tax purposes over certain amounts disallowed as deductions) will be excludable from its shareholders' gross income for those purposes. Accordingly, shares of those Funds are not appropriate investments for exempt investors.

Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of net income (other than exempt-interest dividends) and the excess of net short-term capital gain over net long-term capital loss are taxed as ordinary income. It is not expected that any of the Funds' distributions will be attributable to "qualified dividend income" (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long a Fund held the securities it sold, not when you bought your shares of the Fund or whether you reinvested your distributions.

In general, income dividends from the municipal funds generally are free from federal income tax. However, if you are a high-income individual who would owe comparatively little in federal income tax, some of your municipal fund exempt-interest dividends may be a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item"). In addition, any exempt-interest dividend that a corporate shareholder receives will be included in "adjusted current earnings" for purposes of the federal alternative minimum tax, and part of the municipal funds' excempt-interest dividends may be a Tax Preference Item for all shareholders. A municipal fund may invest in securities or use techniques that produce taxable income; your tax statement will identify any income of this type.

If, for any taxable year, a Fund distributes an amount that exceeds its taxable income and net realized gains for that year -- which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions -- that excess generally will be treated as a non-taxable return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a sale of your shares (taxed as described below).

--------------------------------------------------------------------------------

HOW SHARE TRANSACTIONS ARE TAXED. When you sell (redeem) or exchange Fund shares (other than shares of the money market funds), you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors . Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

--------------------------------------------------------------------------------

TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PRECEDING YEAR AND SHOWS THEIR TAX STATUS. THAT STATEMENT, OR A SEPARATE STATEMENT FROM US OR YOUR INVESTMENT PROVIDER COVERS YOUR SHARE TRANSACTIONS.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

BACKUP WITHHOLDING

A FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS TAXABLE DISTRIBUTIONS AND REDEMPTION PROCEEDS (OTHER THAN FROM A MONEY MARKET FUND) IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM EACH FUND'S TAXABLE DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR FROM YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE SOCIAL SECURITY ADMINISTRATION FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-877-9700.

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY A FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES OF A FUND JUST BEFORE IT MAKES A DISTRIBUTION (OTHER THAN AN "EXCEMPT-INTEREST DIVIDEND"), YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN A FUND THROUGH A TAX-ADVANTAGED RETIREMENT ACCOUNT OR ARE OTHERWISE AN EXEMPT INVESTOR, THERE ARE NO TAX CONSEQUENCES TO YOU FROM DISTRIBUTIONS.

--------------------------------------------------------------------------------

MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES. Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in one of the Funds or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

Some of the funds in the fund family offer Investor or Trust Class shares in which members of the general public can directly invest with Neuberger Berman. On March 1, 2008, it is expected that Class A and C shares of certain funds in the fund family will be available for purchase through certain investment providers. After March 1, 2008, only "Grandfathered Investors" may invest in Investor or Trust Class shares of a fund that has opened Class A or C shares. Grandfathered Investors are investors who established accounts in Investor or Trust Class shares prior to March 1, 2008 and who have continuously maintained an account in Investor or Trust Class shares since that date.

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted. Purchase orders are deemed "accepted" when the Funds' transfer agent has received your check or other payment for the shares. In the case of Neuberger Berman Cash Reserves and Lehman Brothers Municipal Money Fund, Neuberger Berman Management Inc. will process purchase orders on the day received if your payment is received by the close of the Federal Reserve Wire System (6:00 p.m., Eastern time). For all other Funds, in the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur. Money market fund investors whose purchase orders are converted to "federal funds" before 6:00 p.m., Eastern time, will earn a dividend the same day. Normally, for the bond funds, dividends are first earned the business day after your purchase order is accepted.

WHEN YOU SELL SHARES. If you bought your shares from Neuberger Berman Management Inc. , instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. Redemption orders are deemed "accepted" when the Fund's transfer agent receives your order to sell. Investors in Neuberger Berman Cash Reserves and Lehman Brothers Municipal Money Fund who place an order to sell shares before noon or 3 p.m., respectively, will not receive dividends on the day of the sale; bond fund investors will receive the dividends earned and accrued by the Fund on the day they sell their shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees"). These cases include:

o   when selling more than $50,000 worth of shares

o when you want the check for the proceeds to be made out to someone other than an owner of record, or sent somewhere other than the address of record

o when you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance.

When selling shares in an account that you do not intend to close, remember to leave at least $2,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of a Fund's shareholders as a whole.

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UNCASHED CHECKS. We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS. Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

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WHEN YOU EXCHANGE SHARES. You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

o   both accounts must have the same registration

o you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved

o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders.

PLACING ORDERS BY TELEPHONE. Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery. You may also use FUNDfone(R) or visit our website at www.nb.com.

PROCEEDS FROM THE SALE OF SHARES. The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

o   in unusual circumstances where the law allows additional time if needed

o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares. If you have share certificates from prior purchases, the only way to redeem them is by sending in the certificates. If you lose a certificate, you will incur a fee before any transaction can be processed.

OTHER POLICIES. Under certain circumstances, the Funds reserve the right to:

o   suspend the offering of shares

o   reject any exchange or purchase order

o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

o   change, suspend, or revoke the exchange privilege

o   suspend the telephone order privilege

o satisfy an order to sell Fund shares with securities rather than cash, for very large orders

o suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the Exchange is restricted, or as otherwise permitted by the SEC

o suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

o suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

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o   for money market funds, postpone payments for redemption requests received after 3:00 p.m., Eastern time until the next business day, which would mean that your redemption proceeds would not be available to you on the day you placed your redemption order

o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

o remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

THE LEHMAN BROTHERS CORE BOND FUND HAS ADOPTED A PLAN PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. UNDER THE PLAN, THE FUND'S INVESTOR CLASS PAYS THE FUND'S DISTRIBUTOR, NEUBERGER BERMAN MANAGEMENT INC., AN ANNUAL RATE OF 0.25% OF ITS AVERAGE NET ASSETS TO COMPENSATE FINANCIAL INTERMEDIARIES FOR PROVIDING DISTRIBUTION RELATED SERVICES TO THE FUND AND/OR ADMINISTRATIVE OR SHAREHOLDER SERVICES TO FUND SHAREHOLDERS. NEUBERGER BERMAN MANAGEMENT INC. MAY ALSO RETAIN PART OF THIS FEE AS COMPENSATION FOR PROVIDING THESE SERVICES. THESE FEES INCREASE THE COST OF INVESTMENT. OVER THE LONG TERM, THEY COULD RESULT IN HIGHER OVERALL COSTS THAN OTHER TYPES OF SALES CHARGES.

MEDALLION SIGNATURE GUARANTEES

A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC. YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU SELL SHARES OF A FUND.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS. MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.


INVESTMENT PROVIDERS

THE INVESTOR CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUNDS AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF ANY OF THE FUNDS DESCRIBED IN THIS PROSPECTUS.


MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING AN INVESTMENT FROM ONE FUND TO A COMPARABLE CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES. SEE "WHEN YOU EXCHANGE SHARES" FOR MORE INFORMATION. IN EXCHANGE FOR THE SERVICES IT OFFERS, YOUR INVESTMENT PROVIDER MAY CHARGE FEES, WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS.

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ADDITIONAL PAYMENTS TO INVESTMENT PROVIDERS

NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES PAY ADDITIONAL COMPENSATION, OUT OF THEIR OWN RESOURCES AND NOT AS AN EXPENSE OF THE FUNDS, TO CERTAIN INVESTMENT PROVIDERS OR OTHER FINANCIAL INTERMEDIARIES, INCLUDING AFFILIATES, IN CONNECTION WITH THE SALE, DISTRIBUTION, RETENTION AND/OR SERVICING OF FUND SHARES. IF YOUR INVESTMENT PROVIDER RECEIVES SUCH PAYMENTS, THESE PAYMENTS MAY CREATE AN INCENTIVE FOR YOUR INVESTMENT PROVIDER OR ITS EMPLOYEES TO RECOMMEND OR SELL SHARES OF THE FUNDS TO YOU. IF YOU HAVE PURCHASED SHARES OF THE FUND THROUGH AN INVESTMENT PROVIDER, PLEASE SPEAK WITH YOUR INVESTMENT PROVIDER TO LEARN MORE ABOUT ANY PAYMENTS IT RECEIVES FROM NEUBERGER BERMAN MANAGEMENT INC. AND/OR ITS AFFILIATES, AS WELL AS FEES AND/OR COMMISSIONS THE INVESTMENT PROVIDER CHARGES. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR INVESTMENT PROVIDER AT THE TIME OF PURCHASE. ANY SUCH PAYMENTS BY NEUBERGER BERMAN MANAGEMENT INC. OR ITS AFFILIATES WILL NOT CHANGE THE NET ASSET VALUE OR THE PRICE OF THE FUND'S SHARES. FOR MORE INFORMATION, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.


------------------------------------------------------------------------------------------------------------------------------------
BUYING SHARES

METHOD                     THINGS TO KNOW                                    INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
SENDING US A CHECK         Your first investment must be at least            Fill out the application and enclose your
                           $2,000                                            check

                           Additional investments can be as little as        If regular first-class mail, send to:
                           $100                                              Neuberger Berman Funds
                                                                             Boston Service Center
                           We cannot accept cash, money orders,              P.O. Box 8403
                           starter checks, cashier's checks, travelers       Boston, MA 02266-8403
                           checks, or other cash equivalents
                                                                             If express delivery, registered mail, or certified
                           You will be responsible for any losses or         mail, send to:
                           fees resulting from a bad check; if               Neuberger Berman Funds
                           necessary, we may sell other shares               c/o State Street Bank and Trust Company
                           belonging to you in order to cover these          30 Dan Road
                           losses                                            Canton, MA 02021

                           All checks must be made out to
                           "Neuberger Berman Funds"; we cannot
                           accept checks made out to you or other
                           parties and signed over to us
------------------------------------------------------------------------------------------------------------------------------------
WIRING MONEY               A wire for a first investment must be for at      Before wiring any money, call 800-877-9700
                           least $2,000                                      for an order confirmation

                           Wires for additional investments must be          Have your financial institution send your wire
                           for at least $1,000                               to State Street Bank and Trust Company and
                                                                             include your name, the Fund name, your
                                                                             account number and other information as
                                                                             requested
------------------------------------------------------------------------------------------------------------------------------------
EXCHANGING FROM ANOTHER    An exchange for a first investment must be        Call 800-877-9700 to place your order
FUND                       for at least $2,000; additional investments
                           must be for at least $1,000                       To place an order using FUNDfone(R), call
                                                                             800-335-9366 or through www.nb.com
                           Both accounts involved must be registered
                           in the same name, address and tax ID
                           number

                           An exchange order cannot be cancelled or
                           changed once it has been placed
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE               We do not accept phone orders for a first         Call 800-877-9700 to notify us of your
                           investment                                        purchase

                           Additional investments must be for at least       Immediately follow up with a wire or
                           $1,000                                            electronic transfer

                           Additional shares will be purchased when          To add shares to an existing account using
                           your order is accepted                            FUNDfone(R), call 800-335-9366 or you can
                                                                             use www.nb.com
                           Not available on retirement accounts

------------------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC      All investments must be at least $100             Call 800-877-9700 for instructions
INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

SELLING SHARES

METHOD                   THINGS TO KNOW                                   INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
SENDING US A LETTER      Unless you instruct us otherwise, we will        Send us a letter requesting us to sell shares
                         mail your proceeds by check to the address       signed by all registered owners; include your
                         of record, payable to the registered             name, account number, the Fund name, the
                         owner(s)                                         dollar amount or number of shares you want
                                                                          to sell, and any other instructions
                         If you have designated a bank account on
                         your application, you can request that we        If regular first-class mail, send to:
                         wire the proceeds to this account; if the        Neuberger Berman Funds
                         total balance of all of your Neuberger           Boston Service Center
                         Berman Fund accounts is less than                P.O. Box 8403
                         $200,000, you will be charged an $8.00           Boston, MA 02266-8403
                         wire fee
                                                                          If express delivery, registered mail, or certified
                         You can also request that we send the            mail, send to:
                         proceeds to your designated bank account         Neuberger Berman Funds
                         by electronic transfer (ACH) without a fee       c/o State Street Bank and Trust Company
                                                                          30 Dan Road
                         You may need a Medallion signature               Canton, MA 02021
                         guarantee

                         Please also supply us with your e-mail
                         address and daytime telephone number
                         when you write to us in the event we need
                         to reach you
------------------------------------------------------------------------------------------------------------------------------------
SENDING US A FAX         For amounts of up to $50,000                     Write a request to sell shares as described
                                                                          above
                         Not available if you have changed the
                         address on the account in the past 15 days       Call 800-877-9700 to obtain the appropriate
                                                                          fax number
------------------------------------------------------------------------------------------------------------------------------------

CALLING IN YOUR ORDER    All phone orders to sell shares must be for      Call 800-877-9700 to place your order
                         at least $1,000 unless you are closing out
                         an account                                       Give your name, account number, the Fund name, the dollar
                                                                          amount or number of shares you want to sell, and any other instructions
                         Not available if you have declined the
                         phone option or are selling shares in certain    To place an order using FUNDfone(R), call
                         retirement accounts (The only exception is       800-335-9366 or visit www.nb.com
                         for those retirement shareholders who are
                         at least 59 1/2 or older and have their
                         birthdates on file)

                         Not available if you have changed the
                         address on the account in the past 15 days
------------------------------------------------------------------------------------------------------------------------------------
EXCHANGING INTO ANOTHER  All exchanges must be for at least $1,000        Call 800-877-9700 to place your order
FUND
                         Both accounts must be registered in the          To place an order using FUNDfone(R), call
                         same name, address and tax ID number             800-335-9366 or visit www.nb.com

                         An exchange order cannot be cancelled or
                         changed once it has been placed
------------------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC    For accounts with at least $5,000 worth of       Call 800-877-9700 for instructions
WITHDRAWALS              shares in them

                         Withdrawals must be at least $100
------------------------------------------------------------------------------------------------------------------------------------
BY CHECK                 Available for money market funds only

                         Withdrawals must be for at least $250

                         Cannot include dividends accrued but not
                         yet posted to your account
------------------------------------------------------------------------------------------------------------------------------------

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RETIREMENT ACCOUNTS AND PLANS

WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED ACCOUNTS AND PLANS FOR RETIREMENT
SAVING:

TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.

ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF PLANS OR ACCOUNTS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-877-9700 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT PLAN OR ACCOUNT.


GENERALLY, RETIREMENT PLANS SHOULD NOT INVEST IN THE MUNICIPAL FUNDS.

INTERNET CONNECTION

INVESTORS WITH INTERNET ACCESS CAN ENJOY MANY VALUABLE AND TIME-SAVING FEATURES BY VISITING US AT WWW.NB.COM.

THE SITE OFFERS MORE COMPLETE INFORMATION ON OUR FUNDS, INCLUDING CURRENT PERFORMANCE DATA, PORTFOLIO MANAGER INTERVIEWS, TAX INFORMATION PLUS EDUCATIONAL ARTICLES, NEWS AND ANALYSIS. YOU CAN TAILOR THE SITE SO IT SERVES UP INFORMATION THAT IS MOST RELEVANT TO YOU.

AS A FUND SHAREHOLDER WHO BOUGHT SHARES DIRECTLY FROM NEUBERGER BERMAN MANAGEMENT INC., YOU CAN USE THE WEB SITE TO ACCESS ACCOUNT INFORMATION AND EVEN MAKE SECURE TRANSACTIONS -- 24 HOURS A DAY. YOU CAN ALSO RECEIVE FUND DOCUMENTS SUCH AS PROSPECTUSES AND FINANCIAL REPORTS AS WELL AS YOUR STATEMENTS ELECTRONICALLY VIA NB DELIVERE (R). IF YOU WANT FURTHER INFORMATION, PLEASE CALL 800-877-9700.

MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Funds' trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

--------------------------------------------------------------------------------

In light of the nature and high quality of Neuberger Berman Cash Reserves and Lehman Brothers Municipal Money Fund's investments and their investment strategy to maintain a stable share price, the market-timing policies adopted by the Funds' Board of Trustees that are applicable to other funds in the fund family are generally not applicable with respect to market-timing activities of these Funds' shares.It is expected that these Funds will be used by shareholders for short-term investing and by certain selected accounts utilizing the Funds as a cash sweep vehicle. However, frequent purchases, exchanges and redemptions of Fund shares can interfere with Fund management and affect costs and performance for other shareholders. Therefore, under certain circumstances, Neuberger Berman Cash Reserves and Lehman Brothers Municipal Money Fund reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege in order to combat such activities.

PORTFOLIO HOLDINGS POLICY


A description of policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. The complete portfolio holdings for each Fund (except Neuberger Berman Cash Reserves and Lehman Brothers Municipal Money Fund) are available at https://www.nb.com/nb/mutual_funds_prospectuses 15-30 days after each month-end. The complete portfolio holdings for Lehman Brothers Municipal Money Fund are available at https://www.lehmanam.com/publiccp/LAM/americas/cash_mgmt.html.
Month-end holdings will be posted approximately 15 days after each month-end and mid-month holdings will be posted on approximately the last business day of the month.

Each Fund's complete portfolio holdings will remain available at www.nb.com or www.lehmanam.com until the subsequent period's holdings have been posted. Complete holdings for the Funds will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Investor Class shares of each Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

LEHMAN BROTHERS INCOME FUNDS


INVESTOR CLASS SHARES
o   No front-end sales charges

If you would like further details on these Funds, you can request a free copy of the following documents:

SHAREHOLDER REPORTS. The shareholder reports offer information about each Fund's recent performance, including:
o a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year
o   Fund performance data and financial statements
o   portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more comprehensive information on each Funds, including:
o   various types of securities and practices, and their risks
o   investment limitations and additional policies
o   information about each Funds' management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: LEHMAN BROTHERS ASSET MANAGEMENT LLC


OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Website: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION,100 F STREET N.E., WASHINGTON, D.C. 20549-9303. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-551-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.


SEC file number 811-3802
A0107 02/08 49590

--------------------------------------------------------------------------------

                         LEHMAN BROTHERS INCOME FUNDS

                     STATEMENT OF ADDITIONAL INFORMATION

                            Investor Class Shares

                           DATED February 28, 2008
                          AMENDED November 10, 2008

                        Neuberger Berman CASH RESERVES

             605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                            Toll-Free 800-877-9700

--------------------------------------------------------------------------------

      Neuberger Berman CASH RESERVES ("Fund") is a mutual fund that offers shares pursuant to a Prospectus dated February 28, 2008, as amended on May 19, 2008 and November 10, 2008. The Fund invests all of its net investable assets in PRIME Master Series (formerly, Prime Portfolio) ("Master Series"), a series of Institutional Liquidity Trust ("Master Trust").

      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Fund's Prospectus. This SAI is not an offer to sell any shares of the Fund. A written offer can be made only by a prospectus.

      The Fund's Prospectus provides more information about the Fund that you should know before investing. You should read the Prospectus carefully before investing.

      The following documents are incorporated by reference into (and are therefore legally part of) this SAI: (1) the Fund's financial statements, notes thereto and the reports of its independent registered public accounting firm from the Fund's annual report to shareholders dated October 31, 2007;
(2) the Fund's financial statements and notes thereto from the Fund's semi-annual report to shareholders dated April 30, 2008; and (3) the Master Series' financial statements, notes thereto and the reports of its independent registered public accounting firm from Neuberger Berman Institutional Liquidity Series' annual report to shareholders dated March 31, 2008.

      You can get a free copy of the Prospectus or annual report from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.

      No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

      The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund and Master Series names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2008 Neuberger Berman Management Inc. All rights reserved.

(C)2008 Lehman Brothers Asset Management LLC. All rights reserved.

(C)2008 Lehman Brothers.  All rights reserved.

                              TABLE OF CONTENTS


INVESTMENT INFORMATION.......................................................1
      Investment Policies and Limitations....................................1
      Cash Management and Temporary Defensive Positions......................4
      Additional Investment Information......................................5

CERTAIN RISK CONSIDERATIONS.................................................23

PERFORMANCE INFORMATION.....................................................23

TRUSTEES AND OFFICERS.......................................................23
      Information about the Board of Trustees...............................24
      Information about the Officers of the Trust...........................31

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES...........................39
      Investment Manager and Administrator..................................39
      Management and Administration Fees....................................41
      Contractual Expense Limitations.......................................42
      Voluntary Fee Waivers.................................................42
      Sub-Advisers..........................................................43
      Investment Companies Managed..........................................43
      Codes of Ethics.......................................................44
      Management and Control of NB Management and Lehman  Brothers Asset
            Management......................................................44

DISTRIBUTION ARRANGEMENTS...................................................45
      Distributor...........................................................45
      Revenue Sharing.......................................................46

ADDITIONAL PURCHASE INFORMATION.............................................47
      Share Prices and Net Asset Value......................................47
      Financial Intermediaries..............................................47

VALUATION OF PORTFOLIO SECURITIES...........................................48

ADDITIONAL REDEMPTION INFORMATION...........................................48
      Suspension of Redemptions.............................................48
      Redemptions in Kind...................................................48

DIVIDENDS AND OTHER DISTRIBUTIONS...........................................49

ADDITIONAL TAX INFORMATION..................................................50
      Taxation of the Funds.................................................50
      Taxation of the Master Series.........................................51
      Taxation of the Funds' Shareholders...................................52

PORTFOLIO TRANSACTIONS......................................................52

PORTFOLIO HOLDINGS DISCLOSURE...............................................54
      Portfolio Holdings Disclosure Policy..................................54
      Portfolio Holdings Disclosure Procedures..............................55
      Portfolio Holdings Approved Recipients................................55
      Expense Offset Arrangement............................................57
      Proxy Voting..........................................................57

REPORTS TO SHAREHOLDERS.....................................................58

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS..............................58
      The Master Series.....................................................59

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS..............................61

LEGAL COUNSEL...............................................................61

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................61

REGISTRATION STATEMENT......................................................62

FINANCIAL STATEMENTS........................................................62

APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

                            INVESTMENT INFORMATION

      The Fund is a separate operating series of Lehman Brothers Income Funds (formerly, Neuberger Berman Income Funds) ("Trust"), a Delaware statutory trust since December 29, 1992, that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company. The Fund seeks its investment objective by investing all of its net investable assets in the Master Series, a series of the Master Trust, that has an investment objective identical to that of the Fund. The Master Series, in turn, invests in securities in accordance with an investment objective, policies, and limitations identical to those of the Fund that invests therein. (The Trust and Master Trust are together referred to below as the "Trusts.") The Master Series is advised by NB Management and sub-advised by Lehman Brothers Asset Management LLC ("Lehman Brothers Asset Management").

      The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund and Master Series are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of the Master Trust ("Master Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund or Master Series may not be changed without the approval of the lesser of:

            (1) 67% of the total units of beneficial interest ("shares") of the Fund or Master Series represented at a meeting at which more than 50% of the outstanding Fund or Master Series shares are represented, or

            (2)   a majority of the  outstanding  shares of the Fund or Master
      Series.

      These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote." Whenever the Fund is called upon to vote on a change in a fundamental investment policy or limitation of its corresponding Master Series, the Fund casts its votes thereon in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

      The Fund has the following fundamental investment policy, to enable it to invest in the Master Series:

      Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

      The Fund's policy on "Investments in Any One Issuer" does not limit the Fund's ability to invest up to 100% of its total assets in the Master Series with the same investment objective, policies and limitations as the Fund.

      All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of the Fund are identical to those of its corresponding Master Series. Therefore, although the following discusses the investment policies and limitations of the Master Series, it applies equally to the Fund.

      The Master Series determines the "issuer" of a municipal obligation for purposes of its policy on industry concentration in accordance with the principles of Rule 2a-7 under the 1940 Act ("Rule 2a-7").

      Also, for purposes of the investment limitation on concentration in a particular industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit ("CDs") are interpreted to include similar types of time deposits.

      Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Master Series. If events subsequent to a transaction result in the Master Series exceeding the percentage limitation on borrowing or illiquid securities, the NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

      The following investment policies and limitations are fundamental and apply to the Master Series as follows:

      1. BORROWING. The Master Series may not borrow money, except that it may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Master Series' total assets, the Master Series will reduce its borrowings within three business days to the extent necessary to comply with the 33-1/3% limitation. In addition to the foregoing, the Master Series may borrow from any person for temporary purposes in an amount not exceeding 5% of the Master Series' total assets at the time the loan is made.

      2. COMMODITIES. The Master Series may not purchase commodities or contracts thereon, but this restriction shall not prohibit the Master Series from purchasing the securities of issuers that own interests in any of the foregoing.

      3. DIVERSIFICATION. The Master Series may not with respect to 75% of the value of its total assets purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Master Series' total assets would be invested in the securities of that issuer or (ii) the Master Series would hold more than 10% of the outstanding voting securities of that issuer. (Although not a fundamental limitation, the Master Series is subject to the diversification requirements under Rule 2a-7.)

      4. INDUSTRY CONCENTRATION. The Master Series may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Master Series normally will invest more than 25% of its total assets in the obligations of issuers having their principal business activities in the financial services industries or repurchase agreements on such obligations. There is no
investment   limitation  with  respect  to  (i)  U.S.  Government  and  Agency
Securities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by government or political subdivisions of governments.

      5. LENDING. The Master Series may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, or (ii) by engaging in repurchase agreements.

      6. REAL ESTATE. The Master Series may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Master Series from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

      7.    SENIOR  SECURITIES.   The  Master  Series  may  not  issue  senior
securities, except as permitted under the 1940 Act.

      8. UNDERWRITING. The Master Series may not engage in the business of underwriting securities of other issuers, except to the extent that the Master Series, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

      Senior  Securities:   The  SEC  has  taken  the  position  that  certain
instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

      The following investment policies and limitations are non-fundamental and apply to the Master Series as follows:

      1. INVESTMENTS IN ANY ONE ISSUER. The Master Series may not purchase the securities of any one issuer (other than U.S. Government and Agency Securities or securities subject to a guarantee issued by a non-controlled person as defined in Rule 2a-7) if, as a result, more than 5% of the Master Series' total assets would be invested in the securities of that issuer.

      2. ILLIQUID SECURITIES. The Master Series may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Master Series has valued the securities, such as repurchase agreements maturing in more than seven days.

       3. BORROWING. The Master Series will not invest more than 33-1/3% of total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limit. As an operating policy, the Master Series currently does not intend to invest more than 20% of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit. Although the Master Series has a fundamental policy allowing it to borrow from any person for temporary purposes in an amount not exceeding 5% of the Master Series' total assets at the time the loan is made, the Master Series will not exercise this authority. The foregoing sentence does not limit the ability of the Master Series to borrow from banks for temporary or emergency purposes or enter into reverse repurchase agreements in accordance with its fundamental limit on borrowing.

      4. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Master Series may not make any loans other than securities loans.

      5. MARGIN TRANSACTIONS. The Master Series may not purchase securities on margin from brokers or other lenders, except that the Master Series may obtain such short-term credits as are necessary for the clearance of securities transactions.

CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS
-------------------------------------------------

      For temporary defensive purposes, the Master Series may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, other money market funds, and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the income from which generally will be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations.

      In reliance on an SEC exemptive rule, the Master Series may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude an investing Master Series from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry and Regulatory Authority. ("FINRA") ("sales charge"), or service fee, as defined in rule 2830(b)(9) of those rules, in connection with its purchase or redemption of the money market fund's or unregistered fund's shares, or the Master Series' investment adviser must waive a sufficient amount of its advisory fee to offset any sales charge or service fee.

BORROWING
---------

      If at any time borrowings exceed 33-1/3% of the value of the Master Series' total assets, the Master Series will reduce its borrowings within three business days to the extent necessary to comply with the 33-1/3% limitation.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

      The Master Series may make the following investments, among others, some of which are part of the Master Series' principal investment strategies and some of which are not. The principal risks of the Master Series' principal investment strategies are discussed in the Fund's Prospectus. The Master Series will not necessarily buy all of the types of securities or use all of the investment techniques that are described. In addition, certain strategies and investments (E.G., repurchase agreements and securities lending) may produce taxable income for the Master Series.

      FINANCIAL SERVICES OBLIGATIONS. Obligations of issuers in the financial services industries include, but are not limited to, CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations and repurchase agreements on such obligations issued by domestic and foreign banks, savings institutions, consumer and industrial finance companies, issuers of asset-backed securities, securities brokerage companies and a variety of firms in the insurance field. Because the Master Series normally will concentrate more than 25% of their respective total assets in the obligations of companies in the financial services industries, they will have greater exposure to the risks associated with those industries, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and general economic conditions.

      CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Master Series invests typically are not covered by deposit insurance.

      POLICIES AND LIMITATIONS. The Master Series normally will invest more than 25% of their respective total assets in the obligations of companies in the financial services industries and repurchase agreements on such obligations.

      RISKS OF FIXED INCOME SECURITIES. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities which are more likely to react to developments affecting market and credit risk than are more highly rated securities, react primarily to movements in the general level of interest rates. Some debt securities in which the Master Series may invest are also subject to the risk that the issuer might repay them early ("call risk").

      CALL RISK. When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Master Series holding a callable security may not enjoy the increase in the security's market price that usually accompanies a decline in rates. Furthermore, the Master Series would have to reinvest the proceeds from the called security at the current, lower rates.

      RATINGS OF FIXED INCOME SECURITIES. The Master Series may purchase securities rated by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. or any other nationally recognized statistical rating organization ("NRSRO") (please see the Fund's prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Master Series may rely on the ratings of any NRSRO, the Master Series mainly refers to ratings assigned by S&P, Moody's and Fitch, Inc., which are described in Appendix A. The Master Series may also invest in unrated securities that are deemed comparable in quality by Lehman Brothers Asset Management to the rated securities in which the Master Series may permissibly invest.

      HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody's or Fitch, Inc. in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by Lehman Brothers Asset Management to be of comparable quality.

      RATINGS DOWNGRADES. Subsequent to its purchase by the Master Series, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Master Series. In such a case, Lehman Brothers Asset Management will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7.

      DURATION. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration the Master Series will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influences of interest rates on prepayments and coupon flow.

      MATURITY. The Master Series has a policy of investing in instruments with maturities of 397 days or less. For purposes of complying with this policy, the Master Series will determine the maturity of an instrument in accordance with the requirements of Rule 2a-7. Rule 2a-7 permits the Master Series to shorten the maturity of a particular instrument in circumstances in which the instrument is subject to certain types of demand features or interest-rate-reset provisions. The Master Series has a stricter standard for maturity and seeks to maintain a dollar-weighted average portfolio maturity of no more than 60 days.

      U.S. GOVERNMENT AND AGENCY SECURITIES. "U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States. "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association or GNMA), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as SLM Corp. and formerly known as the Student Loan Marketing Association), Federal Home Loan Banks ("FHLB"), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a theoretical possibility of default. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

      U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

      The Master Series may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of United States Treasury bills with comparable maturities.

      POLICIES AND LIMITATIONS. The Master Series may invest 25% or more of its total assets in U.S. Government and Agency Securities.

      ILLIQUID SECURITIES. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by the Master Series. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless Lehman Brothers Asset Management, acting pursuant to guidelines established by the Master Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Master Series to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Master Series may be subject to legal restrictions, which could be costly to it.

      POLICIES AND LIMITATIONS. The Master Series may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities.

      REPURCHASE AGREEMENTS. In a repurchase agreement, the Master Series purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Master Series at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. Lehman Brothers Asset Management monitors the creditworthiness of sellers.

      The  Master  Series  may  invest  in  repurchase  agreements  backed  by
non-traditional   collateral.   Non-traditional   collateral  may  consist  of
corporate bonds, foreign sovereign debt, equity securities, and may be more volatile than traditional types of collateral.

      POLICIES AND LIMITATIONS. Repurchase agreements with a maturity or demand feature of more than seven days are considered to be illiquid securities; the Master Series may not enter into a repurchase agreement with a maturity or put feature of more than seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Master Series may enter into a repurchase agreement only if (1) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (2) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Master Series' account by its custodian or a bank acting as the Master Series' agent.

      SECURITIES LOANS. The Master Series may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by Lehman Brothers Asset Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Master Series. The Master Series may invest the cash collateral and earn income, or it may receive an agreed-upon amount of interest income from a borrower who has delivered equivalent collateral.
During the time securities are on loan, the borrower will pay the Master Series an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Master Series or the borrower. The Master Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Master Series does not have the right to vote securities while they are on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Lehman Brothers Asset Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Master Series can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Master Series may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

      POLICIES AND LIMITATIONS. In order to realize income, the Master Series may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by Lehman Brothers Asset Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Master Series by depositing collateral in a form determined to be satisfactory by the Master Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.

      The Master Series' investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limitation. However, as an operating policy, the Master Series does not currently intend to invest more than 20% of its total assets in securities lending transactions in the aggregate.

      Borrowers are required continuously to secure their obligations to return securities on loan from the Master Series by depositing collateral in a form determined to be satisfactory by the Master Trustees. The Master Series does not count the collateral for purposes of any investment policy or limitation that requires the Master Series to invest specific percentages of its assets in accordance with its principal investment program.

      RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Master Series may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Master Series qualify under Rule 144A and an institutional market develops for those securities, the Master Series likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Master Series' illiquidity. Lehman Brothers Asset Management, acting under guidelines established by the Master Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

      Where registration is required, the Master Series may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Master Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Master Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Master Trustees believe accurately reflects fair value.

      POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Master Series' 10% limit on investments in illiquid securities.

      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions involve a commitment by the Master Series to purchase securities that will be issued at a future date ordinarily within two months, although the Master Series may agree to a longer settlement period. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

      When-issued and delayed delivery transactions enable the Master Series to "lock in" what Lehman Brothers Asset Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Master Series might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued and delayed-delivery transactions are subject to the risk that a counterparty may fail to complete the sale of the security. If this occurs, the Master Series may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Master Series will enter into transactions with established counterparties and Lehman Brothers Asset Management will monitor the creditworthiness of such counterparties.

      The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Master Series' NAV starting on the date of the agreement to purchase the securities. Because the Master Series has not yet paid for the securities, this produces an effect similar to leverage. The Master Series does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Master Series is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Master Series' interests. The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

      When-issued and delayed-delivery transactions may cause the Master Series to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase obligations.

      POLICIES AND LIMITATIONS. The Master Series will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Master Series may dispose of or renegotiate a commitment after it has been entered into. The Master Series also may sell securities it has committed to purchase before those securities are delivered to the Master Series on the settlement date. The Master Series may realize capital gains or losses in connection with these transactions.

      When the Master Series purchases securities on a when-issued or delayed delivery basis, the Master Series will, until payment is made, deposit in a segregated account with its custodian, or designate on its records as segregated, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Master Series' purchase commitments. This procedure is designed to ensure that the Master Series maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases.

      COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Master Series may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, Lehman Brothers Asset Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Master Trustees.

      POLICIES AND LIMITATIONS. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Master Series' 10% limit on investments in illiquid securities.

      REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Master Series sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Master Series' net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Master Series. Lehman Brothers Asset Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

      The Master Series' investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. The Master Series generally will enter into a reverse repurchase agreement only if Lehman Brothers Asset Management anticipates that the interest income from investment of the proceeds will be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In certain circumstances the proceeds from the reverse repurchase agreement may be invested for a longer period of time than the term of the agreement, such as where the Master Series receives a large-scale redemption near 5:00 p.m., Eastern Time.

      POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Master Series' investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Master Series will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Master Series' obligations under the agreement.

      The Master Series may invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation. As an operating policy, the Master Series does not currently intend to invest more than 20% of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

      BANKING AND SAVINGS INSTITUTION SECURITIES. These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers' acceptances in which the Master Series invests typically are not covered by deposit insurance.

      A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

      Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

      VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

      Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Master Series' quality standards. Accordingly, in purchasing these securities, the Master Series relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Master Series can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Master Series to sell the security to the issuer or third party at a specified price. The Master Series may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

      POLICIES AND LIMITATIONS. The Master Series may invest in securities subject to demand features or guarantees as permitted by Rule 2a-7.

      For purposes of determining its dollar-weighted average maturity, the Master Series calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7. In calculating its dollar-weighted average maturity and duration, the Master Series is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, Lehman Brothers Asset Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

      FUNDING AGREEMENTS. The Master Series may invest in funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protections under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

      POLICIES AND LIMITATIONS. Funding Agreements are generally regarded as illiquid. Thus, the Master Series may not invest in such Funding Agreements if, as a result, more than 10% of the value of its net assets would then be invested in illiquid securities.

      EXTENDIBLE SECURITIES. The Master Series may invest in extendible securities including Extendible Commercial Notes ("ECNs"), Extendible Medium-Term Notes ("XMTNs"), Trust Liquidity Notes ("TLNs") and Secured Liquidity Notes ("SLNs"). ECNs are short-term (90 days or less) securities that automatically extend to a 390-day maximum maturity if the issuer does not redeem the ECNs on Initial Redemption Date (the equivalent of a commercial paper maturity). Investors receive a premium for giving the issuer the option to extend the maturity and a stepped-up coupon if the maturity is extended. ECNs carry the same credit rating(s) as the issuer's commercial paper. XMTNs are short-term securities with the majority having a one month floating rate coupon. Each month the investor has the option to put the security back to the issuer creating an extended 390-day maturity. If the security is not put back to the issuer it is rolled over every month with a 3-10 year stated final maturity. Investors receive a stepped-up coupon each year the security is held. XMTNs carry the same credit rating(s) as the issuer's commercial paper. TLNs are short-term securities with an expected maturity of 1 to 270 days that, if extended, have a final maturity of 397 days. TLNs are backed by a single asset, typically credit cards, and are supported by third-party liquidity. Upon extension, the investor receives a stepped-up coupon and the trust goes into early amortization with any payments to the trust flowing to the TLN investor. SLNs are short-term securities with an expected maturity of 1 to 270 days that, if extended, have a final maturity of 397 days. SLNs are backed by a diverse set of assets and are supported by a market value or total return swap which eliminates market value and liquidity risks associated with the assets. The market value swap makes up any difference between the sale of non-delinquent/non-defaulted collateral and the amount needed to repay investors. The total rate of return swap provides both liquidity support and credit risk coverage to the investors. Upon extension, the investor receives a stepped-up coupon and the assets backing the SLNs are auctioned off with the proceeds flowing to the SLN investor.

      LOAN PARTICIPATIONS. The Master Series may invest in loan participations, which represent a participation in a corporate loan of a commercial bank. Such loans must be to corporations in whose obligations the Master Series may invest. Since the issuing bank does not guarantee the participations in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. It may be necessary under the terms of the loan participation for the Master Series to assert through the issuing bank such rights as may exist against the corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due. In such circumstances, the Master Series may be subject to delays, expenses and risks that are greater than if the Master Series had purchased a direct obligation (such as commercial paper) of such borrower. Further, under the terms of the loan participation, the Master Series may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Master Series may also be subject to the risk that the issuing bank may become insolvent. The secondary market for loan participations is extremely limited, and therefore loan participations purchased by the Master Series are generally regarded as illiquid.

      MONEY MARKET FUNDS. The Master Series may invest in the shares of money market funds that are consistent with its investment objectives and policies. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Master Series to bear proportionately the costs incurred by the other investment companies' operations. At the same time, the Master Series will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

      POLICIES AND LIMITATIONS. For cash management purposes, the Master Series may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. See "Cash Management and Temporary Defensive Positions."

      Otherwise, the Master Series' investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Series' total assets with respect to any one investment company and (iii) 10% of the Master Series' total assets in all investment companies in the aggregate.

      ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Master Series may invest are subject to the Master Series' overall credit requirements. Asset-backed securities in general, however, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

      U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

      POLICIES AND LIMITATIONS. These investments are subject to the Master Series' quality, maturity and duration standards.

      The Master Series may not invest in foreign debt securities, except for certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, fixed time deposits and other obligations issued by foreign branches of U.S. banks.

      MUNICIPAL OBLIGATIONS. Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued.

      Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include PABs, which are issued by or on behalf of public authorities, but are not backed by the credit of any governmental or public authority. "Anticipation notes" are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues, and are payable from those bond proceeds, taxes or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

      The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).

      The Master Series may purchase municipal securities that are secured by insurance or bank credit agreements. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers' continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security, if rated, will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may become worthless. The insurance feature of a municipal security guarantees the full and timely payment of principal and interest through the life of an insured obligation. The insurance, however, does not guarantee the market value of the insured obligation or the net asset value of the Fund shares represented by such insured obligation.

      As with other fixed income securities, an increase in interest rates generally will reduce the value of the Master Series' investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

      Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities or the securities of particular issuers.

      Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the "Rule"). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC's intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

      The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

      From time to time, federal legislation has affected the availability of municipal obligations for investment by a mutual fund. There can be no assurance that legislation adversely affecting the tax-exempt status of municipal obligations will not be enacted in the future. The Internal Revenue Service ("Service") occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest the Master Series earned was taxable, that interest could be deemed taxable retroactive to the time the Master Series purchased the relevant security.

      Listed below are different types of municipal obligations:

      GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

      REVENUE BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral obligation" of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

      Most PABs are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

      RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

      MUNICIPAL LEASE OBLIGATIONS. These obligations, which may take the form of a lease, an installment purchase or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Master Series will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Master Series a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality's credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a "non-appropriation" clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Master Series.

      YIELD AND PRICE CHARACTERISTICS OF MUNICIPAL OBLIGATIONS. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

      Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Master Series' investments, whereas a decline in interest rates generally will increase that value. The ability of the Master Series to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Master Series invests (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

      POLICIES AND LIMITATIONS. The Master Series may invest in municipal obligations that otherwise meet its criteria for quality and maturity.

      Except as otherwise provided in the Prospectus for the Fund and this SAI, the Master Series' investment portfolio may consist of any combination of the types of municipal obligations described in the Prospectus for the Fund or in this SAI. The proportions in which the Master Series invests in various types of municipal obligations will vary from time to time.

      PURCHASES WITH A STANDBY COMMITMENT TO REPURCHASE. When the Master Series purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable "put" option held by the Master Series that terminates if the Master Series sells the obligations to a third party.

      The Master Series may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. The Master Series' ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, the Master Series may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

      Although the Master Series currently does not intend to invest in standby commitments, each reserves the right to do so. By enabling the Master Series to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Master Series to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

      Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by the Master Series is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Master Series' investment portfolio.

      POLICIES AND LIMITATIONS. The Master Series will not invest in a standby commitment unless it receives an opinion of counsel or a ruling of the Service that the interest the Master Series will earn on the municipal obligations subject to the standby commitment will be exempt from federal income tax.

      The Master Series will not acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; the Master Series will do so only to facilitate portfolio liquidity.

      PARTICIPATION INTERESTS. The Master Series may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by Lehman Brothers Asset Management to be creditworthy. The Master Series has the right to sell the participation interest back to the bank, usually after seven days' notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although the Master Series currently does not intend to acquire participation interests, it reserves the right to do so in the future.

      POLICIES AND LIMITATIONS. The Master Series will not purchase a participation interest unless it receives an opinion of counsel or a ruling of the Service that the interest the Master Series will earn on the municipal obligations in which it holds the participation interest will be exempt from federal income tax.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae, Fannie Mae or Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

      Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

      Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

      Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

      Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Master Series may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Master Series use an approach that Lehman

Brothers Asset Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Master Series when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

      Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds
("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a PRO RATA basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

      Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. Lehman Brothers Asset Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Master Series' investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Master Series may buy mortgage-backed securities without insurance or guarantees, if Lehman Brothers Asset Management determines that the securities meet the Master Series' quality standards. Lehman Brothers Asset Management will, consistent with the Master Series' investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

      POLICIES AND LIMITATIONS. The Master Series may not purchase mortgage-backed securities that, in Lehman Brothers Asset Management's opinion, are illiquid if, as a result, more than 10% of the Master Series' net assets would be invested in illiquid securities. The Master Series may invest in U.S. Government agency mortgage-backed securities only if they are backed by the full faith and credit of the United States.

      ZERO COUPON SECURITIES. The Master Series may invest in zero coupon securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

      Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities (including municipal obligations) must be taken into account for tax purposes ratably by the Master Series prior to the receipt of any actual payments.

      Because the Fund must distribute to its shareholders substantially all of its taxable and tax-exempt net investment income (including non-cash income attributable to zero coupon securities) each year for federal income and (in the case of taxable income) excise tax purposes, the Master Series may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its corresponding Fund's distribution requirements. See "Additional Tax Information - Taxation of the Funds."

      The market prices of zero coupon securities generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

      LEVERAGE. The Master Series may make investments while borrowings are outstanding and may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Master Series' NAV. Although the principal of such borrowings will be fixed, the Master Series' assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Master Series. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Master Series will have to pay, the Master Series' total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Master Series will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Master Series' shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions and when-issued and delayed delivery transactions may create leverage.

      POLICIES AND LIMITATIONS. The Master Series may borrow money from banks for temporary or emergency purposes or enter into reverse repurchase agreements for any purpose, as long as such borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).

      However, as an operating policy, the Master Series will not invest more than 20% of its total assets in reverse repurchase agreements and securities lending transactions in the aggregate.

      The Master Series may also borrow up to 5% of its total assets for temporary purposes, E.G., for the purpose of settling purchase and sale transactions; these temporary borrowings are not subject to the 33-1/3% limitation.

      TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Master Series service providers and the Master Series' operations.

                         CERTAIN RISK CONSIDERATIONS

      The Fund's investment in its corresponding Master Series may be affected by the actions of other large investors in the Master Series, if any. For example, if a large investor in the Master Series (other than the Fund) redeemed its interest in the Master Series, the Master Series' remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

      Although the Master Series seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Master Series will achieve its investment objective.

                           PERFORMANCE INFORMATION

      The Fund's performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of the Fund will vary.

      Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                            TRUSTEES AND OFFICERS

      The following tables set forth information concerning the Fund Trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Lehman Brothers Asset Management.

INFORMATION ABOUT THE BOARD OF TRUSTEES

--------------------------------------------------------------------------------
                                                   NUMBER OF
                                                   FUNDS IN        OTHER
                  POSITION                           FUND      DIRECTORSHIPS
NAME, (YEAR OF   AND LENGTH                         COMPLEX     HELD OUTSIDE
BIRTH), AND       OF TIME          PRINCIPAL      OVERSEEN BY   FUND COMPLEX
ADDRESS(1)       SERVED(2)     OCCUPATION(S)(3)   TRUSTEE(4)    BY TRUSTEE
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

John Cannon        Trustee   Consultant; formerly,    62      Independent
(1930)           since 2004  Chairman, CDC                    Trustee or
                             Investment Advisers              Director of
                             (registered                      three series
                             investment adviser),             of Oppenheimer
                             1993 to January 1999;            Funds:
                             formerly, President              Oppenheimer
                             and Chief Executive              Limited Term
                             Officer, AMA                     New York
                             Investment Advisors,             Municipal
                             an affiliate of the              Fund,
                             American Medical                 Rochester Fund
                             Association.                     Municipals,
                                                              and
                                                              Oppenheimer
                                                              Convertible
                                                              Securities
                                                              Fund since
                                                              1992.
--------------------------------------------------------------------------------
Faith Colish       Trustee   Counsel, Carter          62      Formerly,
(1935)           since 2004  Ledyard & Milburn LLP            Director (1997
                             (law firm) since                 to 2003) and
                             October 2002;                    Advisory
                             formerly,                        Director (2003
                             Attorney-at-Law and              to 2006), ABA
                             President, Faith                 Retirement
                             Colish, A                        Funds
                             Professional                     (formerly,
                             Corporation, 1980 to             American Bar
                             2002.                            Retirement
                                                              Association)
                                                              (not-for-profit
                                                              membership
                                                              corporation).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   NUMBER OF
                                                   FUNDS IN        OTHER
                  POSITION                           FUND      DIRECTORSHIPS
NAME, (YEAR OF   AND LENGTH                         COMPLEX     HELD OUTSIDE
BIRTH), AND       OF TIME          PRINCIPAL      OVERSEEN BY   FUND COMPLEX
ADDRESS(1)       SERVED(2)     OCCUPATION(S)(3)   TRUSTEE(4)    BY TRUSTEE
--------------------------------------------------------------------------------

Martha C. Goss     Trustee   President, Woodhill      62      Director,
(1949)           since 2007  Enterprises                      Ocwen
                             Inc./Chase Hollow                Financial
                             Associates LLC                   Corporation
                             (personal investment             (mortgage
                             vehicle), since 2006;            servicing),
                             Chief Operating and              since 2005;
                             Financial Officer,               Director,
                             Hopewell Holdings                American Water
                             LLC/ Amwell Holdings,            (water
                             LLC (a holding                   utility),
                             company for a                    since 2003;
                             healthcare                       Director,
                             reinsurance company              Channel
                             start-up), since                 Reinsurance
                             2003; formerly,                  (financial
                             Consultant, Resources            guaranty
                             Connection (temporary            reinsurance),
                             staffing), 2002 to               since 2006;
                             2006.                            Advisory Board
                                                              Member,
                                                              Attensity
                                                              (software
                                                              developer),
                                                              since 2005;
                                                              Director,
                                                              Allianz Life
                                                              of New York
                                                              (insurance),
                                                              since 2005;
                                                              Director,
                                                              Financial
                                                              Women's
                                                              Association of
                                                              New York (not
                                                              for profit
                                                              association),
                                                              since 2003;
                                                              Trustee
                                                              Emerita, Brown
                                                              University,
                                                              since 1998.
--------------------------------------------------------------------------------
C. Anne Harvey     Trustee   President, C.A.          62      Formerly,
(1937)           since 2004  Harvey                           President,
                             Associates,since                 Board of
                             October 2001;                    Associates to
                             formerly, Director,              The National
                             AARP, 1978 to                    Rehabilitation
                             December 2001.                   Hospital's
                                                              Board of
                                                              Directors,
                                                              2001 to 2002;
                                                              formerly,
                                                              Member,
                                                              Individual
                                                              Investors
                                                              Advisory
                                                              Committee to
                                                              the New York
                                                              Stock Exchange
                                                              Board of
                                                              Directors,
                                                              1998 to June
                                                              2002.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   NUMBER OF
                                                   FUNDS IN        OTHER
                  POSITION                           FUND      DIRECTORSHIPS
NAME, (YEAR OF   AND LENGTH                         COMPLEX     HELD OUTSIDE
BIRTH), AND       OF TIME          PRINCIPAL      OVERSEEN BY   FUND COMPLEX
ADDRESS(1)       SERVED(2)     OCCUPATION(S)(3)   TRUSTEE(4)    BY TRUSTEE
--------------------------------------------------------------------------------

Robert A.          Trustee   Marcus Nadler            62      Formerly,
Kavesh (1927)    since 2004  Professor Emeritus of            Director, The
                             Finance and                      Caring
                             Economics, New York              Community
                             University Stern                 (not-for-profit),
                             School of Business;              1997 to 2006;
                             formerly, Executive              formerly,
                             Secretary-Treasurer,             Director, DEL
                             American Finance                 Laboratories,
                             Association, 1961 to             Inc.
                             1979.                            (cosmetics and
                                                              pharmaceuticals),
                                                              1978 to 2004;
                                                              formerly,
                                                              Director,
                                                              Apple Bank for
                                                              Savings, 1979
                                                              to 1990;
                                                              formerly,
                                                              Director,
                                                              Western
                                                              Pacific
                                                              Industries,
                                                              Inc., 1972 to
                                                              1986 (public
                                                              company).
--------------------------------------------------------------------------------
Michael M.         Trustee   Dean, School of          62      Trustee,
Knetter (1960)   since 2007  Business, University             Northwestern
                             of Wisconsin -                   Mutual Series
                             Madison; formerly,               Fund, Inc.,
                             Professor of                     since February
                             International                    2007;
                             Economics and                    Director,
                             Associate Dean, Amos             Wausau Paper,
                             Tuck School of                   since 2005;
                             Business - Dartmouth             Director,
                             College, 1998 to 2002.           Great Wolf
                                                              Resorts, since
                                                              2004.
--------------------------------------------------------------------------------
Howard A.          Trustee   Retired; formerly,       62      Director,
Mileaf (1937)    since 2004  Vice President and               Webfinancial
                             General Counsel, WHX             Corporation
                             Corporation (holding             (holding
                             company), 1993 to                company),
                             2001.                            since December
                                                              2002;
                                                              formerly,
                                                              Director WHX
                                                              Corporation
                                                              (holding
                                                              company),
                                                              January 2002
                                                              to June 2005;
                                                              formerly,
                                                              Director,
                                                              State Theatre
                                                              of New Jersey
                                                              (not-for-profit
                                                              theater), 2000
                                                              to 2005.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   NUMBER OF
                                                   FUNDS IN        OTHER
                  POSITION                           FUND      DIRECTORSHIPS
NAME, (YEAR OF   AND LENGTH                         COMPLEX     HELD OUTSIDE
BIRTH), AND       OF TIME          PRINCIPAL      OVERSEEN BY   FUND COMPLEX
ADDRESS(1)       SERVED(2)     OCCUPATION(S)(3)   TRUSTEE(4)    BY TRUSTEE
--------------------------------------------------------------------------------

George W.          Trustee   Formerly, Executive      62      Manager, Old
Morriss (1947)   since 2007  Vice President and               Mutual 2100
                             Chief Financial                  fund complex
                             Officer, People's                (consisting of
                             Bank (a financial                six funds)
                             services company),               since October
                             1991 to 2001.                    2006 for four
                                                              funds and
                                                              since February
                                                              2007 for two
                                                              funds.
--------------------------------------------------------------------------------
Edward I.          Trustee   Formerly, Member,        62      Director, Legg
O'Brien (1928)   since 2004  Investment Policy                Mason, Inc.
                             Committee, Edward                (financial
                             Jones, 1993 to 2001;             services
                             President, Securities            holding
                             Industry Association             company),
                             ("SIA") (securities              since 1993;
                             industry's                       formerly,
                             representative in                Director,
                             government relations             Boston
                             and regulatory                   Financial
                             matters at the                   Group (real
                             federal and state                estate and tax
                             levels),  1974 to                shelters),
                             1992; Adviser to SIA,            1993 to 1999.
                             November 1992 to
                             November 1993.
--------------------------------------------------------------------------------
William E.         Trustee   Retired; formerly,       62      Formerly,
Rulon (1932)     since 2004  Senior Vice                      Director,
                             President, Foodmaker,            Pro-Kids Golf
                             Inc. (operator and               and Learning
                             franchiser of                    Academy (teach
                             restaurants), until              golf and
                             January 1997.                    computer usage
                                                              to "at risk"
                                                              children),
                                                              1998 to 2006;
                                                              formerly,
                                                              Director,
                                                              Prandium, Inc.
                                                              (restaurants),
                                                              March 2001 to
                                                              July 2002.
--------------------------------------------------------------------------------
Cornelius T.       Trustee   Founding General         62      None.
Ryan (1931)      since 2004  Partner, Oxford
                             Partners and Oxford
                             Bioscience Partners
                             (venture capital
                             investing) and
                             President, Oxford
                             Venture Corporation,
                             since 1981.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   NUMBER OF
                                                   FUNDS IN        OTHER
                  POSITION                           FUND      DIRECTORSHIPS
NAME, (YEAR OF   AND LENGTH                         COMPLEX     HELD OUTSIDE
BIRTH), AND       OF TIME          PRINCIPAL      OVERSEEN BY   FUND COMPLEX
ADDRESS(1)       SERVED(2)     OCCUPATION(S)(3)   TRUSTEE(4)    BY TRUSTEE
--------------------------------------------------------------------------------

Tom D. Seip        Trustee   General Partner, Seip    62      Director, H&R
(1950)              since    Investments LP (a                Block, Inc.
                 2004; Lead  private investment               (financial
                 Independent partnership);                    services
                   Trustee   formerly, President              company),
                  beginning  and CEO, Westaff,                since May
                    2006     Inc. (temporary                  2001;
                             staffing), May 2001              Chairman,
                             to January 2002;                 Compensation
                             formerly, Senior                 Committee, H&R
                             Executive at the                 Block, Inc.,
                             Charles Schwab                   since 2006;
                             Corporation, 1983 to             Director,
                             1998, including Chief            America One
                             Executive Officer,               Foundation,
                             Charles Schwab                   since 1998;
                             Investment                       formerly,
                             Management, Inc., and            Chairman,
                             Trustee, Schwab                  Governance and
                             Family of Funds and              Nominating
                             Schwab Investments,              Committee, H&R
                             1997 to 1998, and                Block, Inc.,
                             Executive Vice                   2004 to 2006;
                             President-Retail                 formerly,
                             Brokerage, Charles               Director,
                             Schwab & Co., Inc.,              Forward
                             1994 to 1997.                    Management,
                                                              Inc. (asset
                                                              management
                                                              company), 1999
                                                              to 2006;
                                                              formerly.
                                                              Director,
                                                              E-Bay
                                                              Zoological
                                                              Society, 1999
                                                              to 2003;
                                                              formerly,
                                                              Director,
                                                              General Magic
                                                              (voice
                                                              recognition
                                                              software),
                                                              2001 to 2002;
                                                              formerly,
                                                              Director,
                                                              E-Finance
                                                              Corporation
                                                              (credit
                                                              decisioning
                                                              services),
                                                              1999 to 2003;
                                                              formerly,
                                                              Director,
                                                              Save-Daily.com
                                                              (micro
                                                              investing
                                                              services),
                                                              1999 to 2003.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   NUMBER OF
                                                   FUNDS IN        OTHER
                  POSITION                           FUND      DIRECTORSHIPS
NAME, (YEAR OF   AND LENGTH                         COMPLEX     HELD OUTSIDE
BIRTH), AND       OF TIME          PRINCIPAL      OVERSEEN BY   FUND COMPLEX
ADDRESS(1)       SERVED(2)     OCCUPATION(S)(3)   TRUSTEE(4)    BY TRUSTEE
--------------------------------------------------------------------------------

Candace L.         Trustee   Private investor and     62      Director,
Straight (1947)  since 2004  consultant                       Montpelier Re
                             specializing in the              (reinsurance
                             insurance industry;              company),
                             formerly, Advisory               since 2006;
                             Director, Securitas              Director,
                             Capital LLC (a global            National
                             private equity                   Atlantic
                             investment firm                  Holdings
                             dedicated to making              Corporation
                             investments in the               (property and
                             insurance sector),               casualty
                             1998 to December 2003.           insurance
                                                              company),
                                                              since 2004;
                                                              Director, The
                                                              Proformance
                                                              Insurance
                                                              Company
                                                              (property and
                                                              casualty
                                                              insurance
                                                              company),
                                                              since March
                                                              2004;
                                                              formerly,
                                                              Director,
                                                              Providence
                                                              Washington
                                                              Insurance
                                                              Company
                                                              (property and
                                                              casualty
                                                              insurance
                                                              company),
                                                              December 1998
                                                              to March 2006;
                                                              formerly,
                                                              Director,
                                                              Summit Global
                                                              Partners
                                                              (insurance
                                                              brokerage
                                                              firm), 2000 to
                                                              2005.
--------------------------------------------------------------------------------
Peter P. Trapp     Trustee   Retired; formerly,       62      None.
(1944)           since 2004  Regional Manager for
                             Mid-Southern Region,
                             Ford Motor Credit
                             Company, September
                             1997 to 2007;
                             formerly, President,
                             Ford Life Insurance
                             Company, April 1995
                             to August 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   NUMBER OF
                                                   FUNDS IN        OTHER
                  POSITION                           FUND      DIRECTORSHIPS
NAME, (YEAR OF   AND LENGTH                         COMPLEX     HELD OUTSIDE
BIRTH), AND       OF TIME          PRINCIPAL      OVERSEEN BY   FUND COMPLEX
ADDRESS(1)       SERVED(2)     OCCUPATION(S)(3)   TRUSTEE(4)    BY TRUSTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin*   President  Executive Vice           62      Director, Dale
(1940)               and     President and Chief              Carnegie and
                   Trustee   Investment Officer,              Associates,
                 since 2004  Neuberger Berman Inc.            Inc. (private
                             (holding company),               company),
                             since 2002 and 2003,             since 1998;
                             respectively;                    Director,
                             Managing Director and            Solbright,
                             Chief Investment                 Inc. (private
                             Officer, Neuberger               company),
                             Berman, since                    since 1998.
                             December 2005 and
                             2003, respectively;
                             formerly, Executive
                             Vice President,
                             Neuberger Berman,
                             December 2002 to
                             2005; Director and
                             Chairman, Management,
                             since December 2002;
                             formerly, Executive
                             Vice President,
                             Citigroup
                             Investments, Inc.,
                             September 1995 to
                             February 2002;
                             formerly, Executive
                             Vice President,
                             Citigroup Inc.,
                             September 1995 to
                             February 2002.
--------------------------------------------------------------------------------
Peter E.          Chairman   Executive Vice           62      Director and
Sundman* (1959)    of the    President, Neuberger             Vice
                   Board,    Berman Inc. (holding             President,
                    Chief    company), since 1999;            Neuberger &
                  Executive  Head of Neuberger                Berman Agency,
                   Officer   Berman Inc.'s Mutual             Inc., since
                     and     Funds Business (since            2000;
                   Trustee   1999) and                        formerly,
                 since 2004  Institutional                    Director,
                             Business (1999 to                Neuberger
                             October 2005);                   Berman Inc.
                             responsible for                  (holding
                             Managed Accounts                 company),
                             Business and                     October 1999
                             intermediary                     to March 2003;
                             distribution since               Trustee, Frost
                             October 1999;                    Valley YMCA;
                             President and                    Trustee,
                             Director, Management             College of
                             since 1999; Managing             Wooster.
                             Director, Neuberger
                             Berman, since 2005;
                             formerly, Executive
                             Vice President,
                             Neuberger Berman,
                             1999 to December
                             2005; formerly,
                             Principal, Neuberger
                             Berman, 1997 to 1999;
                             formerly, Senior Vice
                             President,
                             Management, 1996 to
                             1999.

--------------------------------------------------------------------------------

      (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

      (2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

      (3)   Except  as  otherwise  indicated,   each  individual  has  held  the
            positions shown for at least the last five years.

      (4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

      * Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and/or LBAM.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

NAME, (YEAR OF BIRTH),      POSITION AND LENGTH OF
AND ADDRESS(1)                  TIME SERVED(2)        PRINCIPAL OCCUPATION(S)(3)
---------------                ---------------        --------------------------
Andrew B. Allard (1961)      Anti-Money Laundering   Senior Vice President,
                           Compliance Officer since  Neuberger Berman, since 2006;
                                     2004            Deputy General Counsel,
                                                     Neuberger Berman, since 2004;
                                                     formerly, Vice President,
                                                     Neuberger Berman, 2000 to
                                                     2005; formerly, Associate
                                                     General Counsel, Neuberger
                                                     Berman, 1999 to 2004;
                                                     Anti-Money Laundering
                                                     Compliance Officer, fifteen
                                                     registered investment
                                                     companies for which Management
                                                     acts as investment manager and
                                                     administrator (six since 2002,
                                                     two since 2003, four since
                                                     2004, one since 2005 and two
                                                     since 2006).

Michael J. Bradler (1970)     Assistant Treasurer    Vice President, Neuberger
                                  since 2005         Berman, since 2006; Employee,
                                                     Management, since 1997;
                                                     Assistant Treasurer, fifteen
                                                     registered investment
                                                     companies for which Management
                                                     acts as investment manager and
                                                     administrator (thirteen since
                                                     2005 and two since 2006).

Claudia A. Brandon (1956)    Secretary since 2004    Senior Vice President,
                                                     Neuberger Berman, since 2007;
                                                     Vice President-Mutual Fund
                                                     Board Relations, Management,
                                                     since 2000 and Assistant
                                                     Secretary since 2004;
                                                     formerly, Vice President,
                                                     Neuberger Berman, 2002 to 2006
                                                     and Employee since 1999;
                                                     Secretary, fifteen registered
                                                     investment companies for which
                                                     Management acts as investment
                                                     manager and administrator
                                                     (three since 1985, three since
                                                     2002, two since 2003, four
                                                     since 2004, one since 2005 and
                                                     two since 2006).

NAME, (YEAR OF BIRTH),      POSITION AND LENGTH OF
AND ADDRESS(1)                  TIME SERVED(2)        PRINCIPAL OCCUPATION(S)(3)
---------------                ---------------        ---------------------------
Robert Conti (1956)        Vice President since 2004 Managing Director, Neuberger
                                                     Berman, since 2007; formerly,
                                                     Senior Vice President,
                                                     Neuberger Berman, 2003 to
                                                     2006; formerly, Vice
                                                     President, Neuberger Berman,
                                                     1999 to 2003; Senior Vice
                                                     President, Management, since
                                                     2000; Vice President, fifteen
                                                     registered investment
                                                     companies for which Management
                                                     acts as investment manager and
                                                     administrator (three since
                                                     2000, three since 2002, two
                                                     since 2003, four since 2004,
                                                     one since 2005 and two since
                                                     2006).

Maxine L. Gerson (1950)    Chief Legal Officer       Senior Vice President,
                           since 2005 (only for      Neuberger Berman, since 2002;
                           purposes of sections 307  Deputy General Counsel and
                           and 406 of the            Assistant Secretary, Neuberger
                           Sarbanes-Oxley Act of     Berman, since 2001; Senior
                           2002)                     Vice President, Management,
                                                     since 2006; Secretary and
                                                     General Counsel, Management,
                                                     since 2004; Chief Legal
                                                     Officer (only for purposes of
                                                     sections 307 and 406 of the
                                                     Sarbanes-Oxley Act of 2002),
                                                     fifteen registered investment
                                                     companies for which Management
                                                     acts as investment manager and
                                                     administrator (thirteen since
                                                     2005 and two since 2006).

Sheila R. James (1965)        Assistant Secretary    Vice President, Neuberger
                                  since 2004         Berman, since 2008 and
                                                     Employee since 1999; formerly,
                                                     Assistant Vice President,
                                                     Neuberger Berman, 2007;
                                                     Assistant Secretary, fifteen
                                                     registered investment
                                                     companies for which Management
                                                     acts as investment manager and
                                                     administrator (six since 2002,
                                                     two since 2003, four since
                                                     2004, one since 2005 and two
                                                     since 2006).

Kevin Lyons (1955)            Assistant Secretary    Assistant Vice President,
                                  since 2004         Neuberger Berman, since 2008
                                                     and Employee since 1999;
                                                     Assistant Secretary, fifteen
                                                     registered investment
                                                     companies for which Management
                                                     acts as investment manager and
                                                     administrator (eight since
                                                     2003, four since 2004, one
                                                     since 2005 and two since 2006).

NAME, (YEAR OF BIRTH),      POSITION AND LENGTH OF
AND ADDRESS(1)                  TIME SERVED(2)        PRINCIPAL OCCUPATION(S)(3)
---------------                ---------------        ---------------------------
John M. McGovern (1970)     Treasurer and Principal  Senior Vice President,
                           Financial and Accounting  Neuberger Berman, since 2007;
                              Officer since 2005;    formerly, Vice President,
                           prior thereto, Assistant  Neuberger Berman, 2004 to
                             Treasurer since 2004    2006; Employee, Management,
                                                     since 1993; Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer, fifteen
                                                     registered investment
                                                     companies for which Management
                                                     acts as investment manager and
                                                     administrator (thirteen since
                                                     2005 and two since 2006);
                                                     formerly, Assistant Treasurer,
                                                     fourteen registered investment
                                                     companies for which Management
                                                     acts as investment manager and
                                                     administrator, 2002 to 2005.

Joseph Quirk (1968)        Vice President since 2008 Senior Vice President,
                                                     Neuberger Berman, since 2006,
                                                     formerly, Vice President,
                                                     Neuberger Berman, 1999 to 2006.

Frank Rosato (1971)           Assistant Treasurer    Vice President, Neuberger
                                  since 2005         Berman, since 2006; Employee,
                                                     Management, since 1995;
                                                     Assistant Treasurer, fifteen
                                                     registered investment
                                                     companies for which Management
                                                     acts as investment manager and
                                                     administrator (thirteen since
                                                     2005 and two since 2006).

Chamaine Williams (1971)   Chief Compliance Officer  Senior Vice President,
                                  since 2005         Neuberger Berman, since 2007;
                                                     Chief Compliance Officer,
                                                     Management, since 2006; Senior
                                                     Vice President, Lehman
                                                     Brothers Inc., since 2007;
                                                     formerly, Vice President,
                                                     Lehman Brothers Inc., 2003 to
                                                     2006; Chief Compliance
                                                     Officer, fifteen registered
                                                     investment companies for which
                                                     Management acts as investment
                                                     manager and administrator
                                                     (fourteen since 2005 and one
                                                     since 2006); formerly, Chief
                                                     Compliance Officer, Lehman
                                                     Brothers Asset Management
                                                     Inc., 2003 to 2007; formerly,
                                                     Chief Compliance Officer,
                                                     Lehman Brothers Alternative
                                                     Investment Management LLC,
                                                     2003 to 2007; formerly, Vice
                                                     President, UBS Global Asset
                                                     Management (US) Inc.
                                                     (formerly, Mitchell Hutchins
                                                     Asset Management, a
                                                     wholly-owned subsidiary of
                                                     PaineWebber Inc.), 1997 to
                                                     2003.

--------------------

      (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

      (2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

      (3)   Except  as  otherwise  indicated,   each  individual  has  held  the
            positions shown for at least the last five years.

THE BOARD OF TRUSTEES
---------------------

      The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the advisory and sub-advisory contracts and other principal contracts. It is the Fund's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board of Trustees are described below.

      AUDIT COMMITTEE. The Audit Committee's purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the
Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firms; and (e) to act as a liaison between the Fund's independent registered public accounting firms and the full Board. Its members are Martha
C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met six times.

      ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman),

Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management and Lehman Brothers Asset Management.

      CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met four times.

      EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee did not meet.

      GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board;
(b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Lehman Brothers Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2007, the Committee met three times.

      PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures");
(b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, George W. Morriss Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met three times.

      INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met twice.

      The Trust's Trust Instrument and Master Trust's Declaration of Trust provide that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

      Officers and Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

      Effective January 1, 2008, the compensation of each Independent Fund Trustee was restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and
Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Lead Independent Trustee receives an additional $35,000 per year.

      The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

      The following table sets forth information concerning the compensation of the Independent Fund Trustees and Interested Fund Trustees (together, "Portfolio Trustees"). The Trust does not have any retirement plan for its trustees.

                            TABLE OF COMPENSATION
                        FOR FISCAL YEAR ENDED 10/31/07

                                  Aggregate        Total Compensation from
Name and Position               Compensation      Investment Companies in the
with the Trust                  from the Trust           Fund Complex
----------------                --------------           ------------
INDEPENDENT FUND TRUSTEES
John Cannon                        $19,808                 $104,107
Trustee

Faith Colish                       $19,409                 $102,179
Trustee

Martha C. Goss*                     $7,938                  $44,670
Trustee

C. Anne Harvey                     $18,048                  $94,945
Trustee

Robert A. Kavesh                   $19,409                 $102,179
Trustee

Michael M. Knetter*                $11,566                  $63,961
Trustee

Howard A. Mileaf                   $20,513                 $108,054
Trustee

George W. Morriss*                 $12,272                  $67,909
Trustee

Edward I. O'Brien                  $19,409                 $102,179
Trustee

William E. Rulon                   $19,409                 $102,179
Trustee

Cornelius T. Ryan                  $21,438                 $112,919
Trustee

Tom D. Seip                        $24,210                 $127,514
Trustee

                                  Aggregate        Total Compensation from
Name and Position               Compensation      Investment Companies in the
with the Trust                  from the Trust           Fund Complex
----------------                --------------           ------------

Candace L. Straight                $19,409                 $102,179
Trustee

Peter P. Trapp                     $20,513                 $108,054
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
Jack L. Rivkin                        $0                      $0
President and Trustee

Peter E. Sundman                      $0                      $0
Chairman of the Board, Chief
Executive Officer and Trustee

*Dr. Knetter and Mr. Morriss became Fund Trustees on February 28, 2007. Ms. Goss became a Fund Trustee on June 1, 2007.

      On August 15, 2008, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

OWNERSHIP OF SECURITIES
-----------------------

      Set forth below is the dollar range of securities owned by each Trustee as of December 31, 2007.*

      Name of Fund Trustee            Cash Reserves.
      ---------------------------------------------
      John Cannon                           A
      ---------------------------------------------
      Faith Colish                          A
      ---------------------------------------------
      Martha C. Goss                        A
      ---------------------------------------------
      C. Anne Harvey                        A
      ---------------------------------------------
      Robert A. Kavesh                      A
      ---------------------------------------------
      Michael M. Knetter                    A
      ---------------------------------------------
      Howard A. Mileaf                      B
      ---------------------------------------------
      George W. Morriss                     A
      ---------------------------------------------
      Edward I. O'Brien                     A
      ---------------------------------------------
      William E. Rulon                      A
      ---------------------------------------------
      Cornelius T. Ryan                     A
      ---------------------------------------------
      Tom D. Seip                           A
      ---------------------------------------------
      Candace L. Straight                   B
      ---------------------------------------------
      Peter P. Trapp                        A
      ---------------------------------------------
      Jack L. Rivkin                        A
      ---------------------------------------------
      Peter E. Sundman                      A
      ---------------------------------------------
*Valuation as of December 31, 2007.
A = None  B = $1-$10,000  C = $10,001 - $50,000 D = $50,001-$100,000  E =
over $100,000

      The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2007.*

--------------------------------------------------------------------------------
NAME OF FUND TRUSTEE        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            REGISTERED INVESTMENT COMPANIES OVERSEEN BY FUND
                            TRUSTEE IN FAMILY OF INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                           E
--------------------------------------------------------------------------------
Faith Colish                                          E
--------------------------------------------------------------------------------
Martha C. Goss                                        C
--------------------------------------------------------------------------------
C. Anne Harvey                                        D
--------------------------------------------------------------------------------
Robert A. Kavesh                                      C
--------------------------------------------------------------------------------
Michael M. Knetter                                    A
--------------------------------------------------------------------------------
Howard A. Mileaf                                      E
--------------------------------------------------------------------------------
George W. Morriss                                     C
--------------------------------------------------------------------------------
Edward I. O'Brien                                     E
--------------------------------------------------------------------------------
William E. Rulon                                      E
--------------------------------------------------------------------------------
Cornelius T. Ryan                                     E
--------------------------------------------------------------------------------
Tom D. Seip                                           E
--------------------------------------------------------------------------------
Candace L. Straight                                   E
--------------------------------------------------------------------------------
Peter P. Trapp                                        E
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                        B
--------------------------------------------------------------------------------
Peter E. Sundman                                      E
--------------------------------------------------------------------------------
*Valuation as of December 31, 2007.
A = None  B = $1-$10,000  C = $10,001 - $50,000 D = $50,001-$100,000  E =
over $100,000

INDEPENDENT FUND TRUSTEES OWNERSHIP OF SECURITIES
-------------------------------------------------

      No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity, Lehman Brothers Asset Management or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

              INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

      Because all of the Fund's net investable assets are invested in its corresponding Master Series, the Fund does not need an investment manager. NB Management serves as the investment manager to the Master Series pursuant to a management agreement with the Master Trust, on behalf of the Master Series, dated as of December 23, 2004 (the "Management Agreement"). The Management Agreement was approved by the holders of the interests in all the Master Series on December 23, 2004.

      The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Master Series in its discretion and will continuously develop an investment program for the Master Series' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Master Series through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Master Series, although
NB Management has no current plans to pay a material amount of such compensation.

      NB Management has sub-contracted certain of its responsibilities under the Management Agreement to Lehman Brothers Asset Management, which is responsible for the day-to-day investment management of the Fund; NB Management is responsible for overseeing the investment activities of Lehman Brothers Asset Management with respect to its management of the Fund.

      Under the Management Agreement, NB Management provides to the Master Series, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the Master Series, officers and employees of the Master Trust who are officers, directors, or employees of NB Management. Two persons who are directors and officers and five persons who are officers of NB Management presently serve as Master Trustees and/or officers of the Master Trust. See "Trustees and Officers." The Master Series pays NB Management a management fee based on the Master Series' average daily net assets, as described below and in the Prospectus.

      NB Management provides similar facilities, services, and personnel to the Fund pursuant to an administration agreement with the Trust ("Administration Agreement"). For such administrative services, the Fund pays NB Management a fee based on the Fund's average daily net assets, as described in the Prospectus.

      Under the Administration Agreement, NB Management also provides to the Fund and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

      From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

      The Management Agreement continues with respect to the Master Series for a period of two years after the date the Master Series became subject thereto. The Management Agreement is renewable thereafter from year to year with respect to the Master Series, so long as its continuance is approved at least annually (1) by the vote of a majority of the Master Trustees who are not "interested persons" of NB Management or the Trust ("Independent Master Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Master Trustees or by a 1940 Act majority vote of the outstanding interests in the Master Series. The Administration Agreement continues with respect to the Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

      The Management Agreement is terminable, without penalty, with respect to the Master Series on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------

      For investment management services, the Master Series pays NB Management a fee at the annual rate of 0.08% of its average daily net assets. When NB Management directly managed the Fund's portfolio securities, the Fund paid NB Management a fee at the annual rate of 0.10% of its average daily net assets and NB Management voluntarily agreed to waive its management fee for the Fund in the amount of 0.02% of the Fund's average daily net assets.

      For administrative services, the Investor Class of the Fund pays NB Management a fee at the annual rate of 0.27% of that Class's average daily net assets, plus certain out-of-pocket expenses, for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With the Fund's consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement. In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

      The Investor Class of the Fund, accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal years ended October 31, 2007, 2006, and 2005:

                                   Management and Administration Fees
                                        Accrued for Fiscal Years
                                            Ended October 31
FUND                               2007           2006           2005
----                               ----           ----           ----
CASH RESERVES                     $1,505,728     $2,035,692     $1,927,356

CONTRACTUAL EXPENSE LIMITATIONS
-------------------------------

      NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of the Investor Class of the Fund so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") do not exceed the rate per annum noted below ("Expense Limitation").

      The Fund listed below has agreed to repay NB Management out of assets attributable to the Investor Class for any fees forgone by NB Management
under  the  Expense   Limitation  or  any  Operating  Expenses  NB  Management
reimburses in excess of the Expense Limitation, provided the repayments do not cause the Investor Class' Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

                                              LIMITATION    EXPENSE
FUND                                CLASS       PERIOD     LIMITATION
----                                -----       ------     ----------

Cash Reserves                     Investor     10/31/2011     0.65%

      NB Management reimbursed the Investor Class of the Fund the following amount of expenses pursuant to the Fund's contractual arrangement:

                                  EXPENSES REIMBURSED FOR FISCAL YEARS
                                           ENDED OCTOBER 31,
FUND                                2007          2006         2005
----                                ----          ----         ----
Cash Reserves                        $0            $0           $0

      The Investor Class of the Fund repaid NB Management the following amount of expenses that NB Management reimbursed to the Fund:

                                    EXPENSES REPAID FOR FISCAL YEARS
                                           ENDED OCTOBER 31,
FUND                                2007          2006         2005
----                                ----          ----         ----
Cash Reserves                        $0            $0           $0

VOLUNTARY FEE WAIVERS
---------------------

      When NB Management directly managed the Fund's portfolio securities, NB Management voluntarily agreed to waive its management fee for the Fund in the amount of 0.02% of the Fund's average daily net assets. The tables below show the amounts reimbursed by NB Management pursuant to these voluntary arrangements:

                                    EXPENSES REIMBURSED FOR FISCAL YEARS
                                              ENDED OCTOBER 31,
FUND                                  2007          2006          2005
----                                  ----          ----          ----
Cash Reserves                        $81,391      $110,037       $83,671

SUB-ADVISERS
------------

      NB Management retains Lehman Brothers Asset Management, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to the Master Series pursuant to a sub-advisory agreement dated December 23, 2004, and an assignment and assumption agreement dated December 15, 2006 ("Sub-Advisory Agreement").

      Pursuant to the Sub-Advisory Agreement, NB Management has delegated responsibility for the Master Series' day-to-day management to Lehman Brothers Asset Management. The Sub-Advisory Agreement provides in substance that Lehman Brothers Asset Management will make and implement investment decisions for the Master Series in its discretion and will continuously develop an investment program for the Master Series' assets. The
Sub-Advisory Agreement permits Lehman Brothers Asset Management to effect securities transactions on behalf of the Master Series through associated persons of Lehman Brothers Asset Management. The Sub-Advisory Agreement also specifically permits Lehman Brothers Asset Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Master Series, although Lehman Brothers Asset Management has no current plans to pay a material amount of such compensation.

      The Sub-Advisory Agreement continues with respect to the Master Series for a period of two years after the date the Master Series became subject thereto, and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreements are subject to termination, without penalty, with respect to the Fund by Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Lehman Brothers Asset Management on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if they are assigned or if the Management Agreement terminates with respect to the Fund.

INVESTMENT COMPANIES MANAGED
----------------------------

      The investment decisions concerning the Master Series and the other registered investment companies managed by NB Management and/or Lehman Brothers Asset Management (collectively, "Other Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other Funds differ from the Master Series. Even where the investment objectives are similar, however, the methods used by the Other Funds and the Master Series to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management and/or Lehman Brothers Asset Management have varied from one another in the past and are likely to vary in the future.

      There may be occasions when the Master Series and one or more of the Other Funds or other accounts managed by NB Management or Lehman Brothers Asset Management are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Master Series, in other cases it is believed that the Master Series' ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Master Trustees that the desirability of the Master Series' having their advisory arrangements with NB Management and Lehman Brothers Asset Management outweighs any disadvantages that may result from contemporaneous transactions.

      The Master Series are subject to certain limitations imposed on all advisory clients of NB Management and/or Lehman Brothers Asset Management (including the Master Series, the Other Funds, and other managed accounts) and personnel of NB Management and/or Lehman Brothers Asset Management and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management and Lehman Brothers Asset Management that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODES OF ETHICS
---------------

      The Fund, Master Series, NB Management and Lehman Brothers Asset Management have personal securities trading policies that restrict the personal securities transactions of employees, officers, Fund Trustees and Master Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Master Series or taking personal advantage of investment opportunities that may belong to the Master Series. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Lehman Brothers Asset Management
----------------------------------------------------------------------------

      Lehman Brothers Asset Management and NB Management are wholly owned by Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly-owned holding company. The directors, officers and/or employees of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, Inc., are: Joseph Amato, Kevin Handwerker, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and Mr. Sundman is an officer of the Trust. The directors, officers and/or employees of Lehman Brothers Asset Management who are deemed "control persons," all of whom have offices at the same address as Lehman Brothers Asset Management, are: Richard W. Knee, Lori A. Loftus and Bradley
C. Tank.

      Lehman Brothers Holdings Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

                          DISTRIBUTION ARRANGEMENTS

      The Fund offers a Class of shares, known as Investor Class.

DISTRIBUTOR
-----------

      NB Management serves as the distributor ("Distributor") in connection with the offering of the Fund's shares. Investor Class shares are offered on a no-load basis.

      In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's Investor Class shares, without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares and bears all advertising and promotion expenses incurred in the sale of the Fund's shares.

      Investor   Class  shares  are  sold  directly  to  investors,   and  the
Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund's shareholders any investment products or services other than those managed or distributed by NB Management or Lehman Brothers Asset Management.

      From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

      The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to Investor Class ("Distribution Agreement"). The Distribution Agreement continues until October 31, 2008. The

Distribution  Agreements may be renewed  annually if specifically  approved by
(1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.

REVENUE SHARING
---------------

      NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").

      Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

      In addition, NB Management may pay for: placing the Fund on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial
Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

      The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

      Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of the Fund.

      In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

      NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients' accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

                       ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE
--------------------------------

      The Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for the Investor Class of the Fund and its corresponding Master Series is calculated by subtracting total liabilities of that Class from total assets attributable to the Class (in the case of the Master Series, the market value of the securities the Master Series holds plus cash and other assets; in the case of the Fund, its percentage interest in its corresponding Master Series, multiplied by the Master Series' NAV plus any other assets). The Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent.

      The Fund tries to maintain a stable NAV of $1.00 per share. The Master Series values securities at their cost at the time of purchase and assumes a constant amortization to maturity of any discount or premium.

      The Master Series and the Fund calculates its NAV as of 5:00 p.m. Eastern Time, on each day the New York Stock Exchange ("NYSE") and the Federal Reserve Wire System ("Federal Reserve") are open ("Business Day").

FINANCIAL INTERMEDIARIES
------------------------

      The Fund has authorized one or more Financial Intermediaries to receive purchase and redemption orders on their behalf. Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase and redemption order when a Financial Intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price to be calculated after the order has been "accepted" as defined in the Fund's Prospectus.

                      VALUATION OF PORTFOLIO SECURITIES

      The Master Series relies on Rule 2a-7 to use the amortized cost method of valuation to enable its corresponding Fund to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. Although the Master Series' reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Fund, under most conditions, to maintain a stable $1.00 share price, there can be no assurance it will be able to do so. An investment in the Fund, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

                      ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

      The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when the NYSE, bond market, or Federal Reserve closes early, (4) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, (5) when redemption requests are received after 3:30 p.m. Eastern Time (may postpone redemption request until the next Business Day) or (6) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (4) exist.

      If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first Business Day after termination of the suspension.

      The Master Series and the Fund each prices its shares as of 5 p.m. Eastern Time on each Business Day. When the NYSE, bond market or Federal
Reserve Wire System closes early, payments with respect to redemption requests received subsequent to the recommended close will be made the next business day.

REDEMPTIONS IN KIND
-------------------

      The Fund reserves the right, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. If payment is made in securities, a shareholder or institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund's shareholders as a whole.

                      DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund distributes to its shareholders substantially all of its net investment income (after deducting its expenses), and any net capital gains (both long-term and short-term) it earns or realizes (including in each case, its proportionate share of its corresponding Master Series' net investment income and net capital gains). The Master Series' net investment income consists of all income accrued on its assets less accrued expenses but does not include capital gains and losses.

      The Master Series and the Fund normally calculate their net investment income and NAV per share as of 5 p.m. Eastern Time, on each Business Day.

      Income dividends are declared daily at approximately 4:00 p.m., Eastern Time, on each Business Day; dividends declared for each month are paid on the last Business Day of the month. Fund shares begin earning income dividends on the Business Day on which the proceeds of the purchase order are converted to "federal funds" and continue to earn dividends through the Business Day before they are redeemed. Distributions of net realized capital gains, if any, normally are paid once annually, in December.

      The Fund's income dividends are normally based on its estimated daily net income (including its share of its corresponding Master Series' estimated daily net income). To the extent the Fund's or Master Series' actual income available to be paid on a given day differs from the estimated amount paid on that day, adjustments are made to future days' income dividends. Thus, an investor in the Fund on a given day will receive that day's estimated dividend adjusted to account for all or a portion of any variance between the estimated income and the actual income from prior days. During periods of unusual market activity, the Fund's income dividends may be based on actual income rather than estimated daily net income.

      The Fund's dividends and other distributions are automatically reinvested in additional shares of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Shareholders may make a cash election on the account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, as designated in the shareholder's account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

      A shareholder's cash election with respect to the Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder for 180 days, however, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

      Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                          ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND
--------------------

      To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, the Fund - which is treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and the excess of net short-term capital gain over net long-term capital loss, determined without regard to any deduction for dividends paid), and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

      By   qualifying   for  treatment  as  a  RIC,  the  Fund  (but  not  its
shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (taxable as ordinary income, except the part thereof that is "qualified dividend income," which is taxable for individual shareholders at the rate for net capital gain - a maximum of 15%) to the extent of the Fund's earnings and profits. In addition, such the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

      Series  of  other  registered   investment   companies  that  previously
invested in master-feeder structures and were managed by NB Management received private letter rulings from the Internal Revenue Service ("Service") that each such series thereof, as an investor ("feeder") in its corresponding master series, would be deemed to own a proportionate share of the master series' assets, and to earn a proportionate share of the master series' income, for purposes of determining whether the feeder series satisfies all of the requirements described above to qualify as a RIC. Although the Fund may not rely on these rulings as precedent, NB Management believes the reasoning thereof and, hence, their conclusion applies to the Fund as well.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the Excise Tax.

      See the next section for a discussion of the tax consequences to the Fund of distributions to it from the Master Series, investments by the Master Series in certain securities, and certain other transactions engaged in by the Master Series.

TAXATION OF THE MASTER SERIES
-----------------------------

      Series  of  other  registered   investment   companies  that  previously
invested in master-feeder structures and were managed by NB Management received private letter rulings from the Service that, among other things, each master series would be treated as a separate partnership for federal income tax purposes and would not be a "publicly traded partnership." Although the Master Series may not rely on these rulings as precedent, NB Management believes the reasoning thereof and, hence, their conclusion apply to the Master Series as well. As a result, neither Master Series is subject to federal income tax; instead, each investor in the Master Series, such as the Fund, is required to take into account in determining its federal income tax liability its share of the Master Series' income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Master Series. The Master Series also is not subject to Delaware or New York income or franchise tax.

      Because the Fund is deemed to own a proportionate share of its corresponding Master Series' assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, the Master Series intends to continue to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

      Distributions to the Fund from its corresponding Master Series (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any distributed cash exceeds the Fund's basis in its interest in the Master Series before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Master Series and includes a disproportionate share of any unrealized receivables the Master Series holds, and (3) loss may be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in its corresponding Master Series generally equals the amount of cash and the basis of any property the Fund invests in the Master Series, increased by the Fund's share of the Master Series' net income and capital gains and decreased by (a) the amount of cash and the basis of any property the Master Series distributes to the Fund and (b) the Fund's share of the Master Series' losses.

      Interest the Master Series receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

TAXATION OF THE FUND'S SHAREHOLDERS
-----------------------------------

      The dividends and other distributions the Fund pays to a non-resident alien individual or foreign corporation (I.E., a non-U.S. person) generally are subject to a 30% (or lower treaty rate) federal withholding tax ("withholding tax"). However, Fund distributions that are (1) made to a beneficial owner of its shares that certifies that it is a non-U.S. person, with certain exceptions, (2) attributable to the Fund's (including its share of its corresponding Master Series') "qualified net interest income" and/or short-term capital gain, and (3) with respect to a taxable year beginning after December 31, 2004, and before January 1, 2008, are exempt from withholding tax.

                            PORTFOLIO TRANSACTIONS

       Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Master Series typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

      In effecting securities transactions, the Master Series generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Master Series plans to continue to use Neuberger Berman and/or Lehman Brothers Inc. ("Lehman Brothers") as its broker where, in the judgment of Lehman Brothers Asset Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Master Series receive give-ups or reciprocal business in connection with its securities transactions.

      During the  fiscal  year  ended  October  31,  2007,  the Fund  acquired securities of the following of its "regular brokers or dealers": Banc of America Securities LLC, Bear Stearns & Co., Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley & Co., Inc., UBS Securities LLC and Wachovia Securities, Inc. At October 31, 2007, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: Goldman Sachs & Co., $10,000,000; Morgan Stanley & Co., Inc., $9,296,208; UBS Securities LLC, $8,902,550; Merrill Lynch, Pierce, Fenner & Smith, Inc., $8,419,581; Bear Stearns & Co., Inc., $5,502,489; Banc of America Securities LLC, $5,487,992; and Wachovia Securities, Inc., $5,000,000.

      During the fiscal year ended March 31, 2008, the Master Series acquired securities of the following of its "regular brokers or dealers": Banc of America Securities, Inc., Merrill, Lynch, Pierce, Fenner & Smith, Inc., Barclays Bank Plc, Morgan Stanley, Credit Suisse First Boston Corp. At March 31, 2008, the Master Series held the securities of its "regular brokers or dealers" with an aggregate value as follows: Banc of America Securities, Inc., $254,012,592, Merrill, Lynch, Pierce, Fenner & Smith, Inc., $129,960,909, Barclays Bank Plc, $128,686,712, Morgan Stanley, $114,820,273,
Credit Suisse First Boston Corp. $35,007,923.

       The Master Series may, from time to time, loan portfolio securities to Neuberger Berman and Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Master Series to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Master Series will be made on terms at least as favorable to the Master Series as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated
Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Master Series as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Master Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Master Series. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

      The use of Neuberger Berman and Lehman Brothers as brokers for the Master Series is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman
Brothers  have agreed to comply  with the  reporting  requirements  of Section
11(a).

      Under the 1940 Act, commissions paid by the Master Series to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Master Series' policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Master Series and
(2) at least as favorable as those charged by other brokers having comparable execution capability in Lehman Brothers Asset Management's judgment. The Master Series do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Master Series unless an appropriate exemption is available.

      A committee of Independent Master Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Master Series and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers effect brokerage transactions for the Master Series must be reviewed and approved no less often than annually by a majority of the Independent Master Trustees.

      To ensure that accounts of all investment clients, including the Master Series, are treated fairly in the event that Neuberger Berman or Lehman Brothers receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman and Lehman Brothers may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

      Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Master Series. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers might receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Master Series cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Master Series participate in.

                        PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

      The Master Series prohibits the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Master Series, rating and ranking organizations, and affiliated persons of the Master Series or NB Management (the "Potential Recipients") unless such disclosure is consistent with the Master Series' legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

      NB Management and the Master Series has determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Master Series with a specific business reason to know the portfolio holdings of the Master Series (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Master Series prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES
----------------------------------------

      Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Master Series by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Master Series or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Master Series or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

      Neither the Master Series, NB Management, nor any affiliate of either, may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Master Series' Chief Compliance Officer, the Board of Trustees reviews the Master Series' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

      Pursuant to Codes of Ethics adopted by the Master Series, NB Management, and Lehman Brothers Asset Management ("Codes of Ethics"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Master Series except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Master Series' shareholders. The Codes of Ethics also prohibit any person associated with the Master Series, NB Management or Lehman Brothers Asset Management, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Master Series from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

PORTFOLIO HOLDINGS APPROVED RECIPIENTS
--------------------------------------

      The Master Series currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

      STATE STREET. The Master Series has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Master Series employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Master Series activities and supplies the Master Series with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Master Series which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Master Series, except with such Master Series' written consent. State Street receives reasonable compensation for its services and expenses as custodian.

      SECURITIES LENDING AGENT. The Master Series has entered or may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Master Series' portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Master Series' operations that is designated by the Master Series as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Master Series participating in the agreement pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. The Master Series also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

      OTHER THIRD-PARTY SERVICE PROVIDERS TO THE MASTER SERIES. The Master Series may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Master Series who require access to this information to fulfill their duties to the Master Series.

      In addition, the Master Series may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Lehman Brothers Asset Management. Currently, the Master Series provides its complete portfolio holdings to FactSet Research Systems Inc. ("FactSet") each day for this purpose. FactSet receives reasonable compensation for its services.

      In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

      RATING, RANKING AND RESEARCH AGENCIES.
      -------------------------------------

      The Master Series sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Master Series. The Master Series provides its complete portfolio holdings to: Vestek each day; Fitch, Inc. each week, for Master Series whose corresponding feeder funds are rated by Fitch Inc.; and Lipper, a Reuters company, on the second business day of each month. The Master Series also
provides  its  complete  month-end   portfolio  holdings  to  Data  Communique
International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Master Series' top 10 holdings. No compensation is received by the Master Series, NB Management, Lehman Brothers Asset Management or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Master Series' portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Master Series.

EXPENSE OFFSET ARRANGEMENT
--------------------------

      The Fund also has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2007, the impact of this arrangement was a reduction of expenses as follows:

                          ---------------------------
                             AMOUNT OF REDUCTION OF
                                    EXPENSES
                          ---------------------------
                                     $4,998
                          ---------------------------

PROXY VOTING
------------

      The Board has delegated to NB Management the responsibility to vote proxies related to the securities of their respective investment advisory clients. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Master Series, the Fund and its shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

      NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of the advisory clients for whom NB Management has voting authority, including the Master Series. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

      NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

      NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting for their respective investment advisory clients. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

      In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

      If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

      Information regarding how the Master Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                           REPORTS TO SHAREHOLDERS

      Shareholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

THE FUND
--------

      The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of May 19, 2007. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has thirteen separate operating series (including the Fund). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

      Prior to June 1, 2007, the name of the Trust was "Neuberger Berman Income Funds."

      DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

      SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.

      CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

      OTHER. For Fund shares that can be bought, owned and sold through an intermediary, a client of an intermediary may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the intermediary or if the intermediary no longer has a contract with NB Management to perform services. Depending on the policies of the intermediary involved, an investor may be able to transfer an account from one intermediary to another.

THE MASTER SERIES
-----------------

      The Master Series is a separate operating series of the Master Trust, a Delaware statutory trust organized as of October 1, 2004. The Master Trust is registered under the 1940 Act as a diversified, open-end management investment company and has three separate portfolios (including the Master Series). The assets of the Master Series belong only to that Master Series, and the liabilities of the Master Series are borne solely by that Master Series and no other.

      On December 15, 2006, the Master Series changed its name from Prime Portfolio.

      FUND'S INVESTMENTS IN PORTFOLIOS. The Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Master Series, which is a "master fund." The Master Series, which has the same investment objective, policies, and limitations as the Fund, in turn invests in securities; the Fund thus acquires an indirect interest in those securities.

      The Fund's investment in its corresponding Master Series is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in the Master Series.

      The Master Series may also permit other investment companies and/or other institutional investors to invest in the Master Series. All investors will invest in the Master Series on the same terms and conditions as the Fund and will pay a proportionate share of the Master Series' expenses. Other investors in the Master Series are not required to sell their shares at the same public offering price as the Fund, could have a different administration fee and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Master Series. Information regarding any Fund that invests in the Master Series is available from NB Management by calling 800-877-9700.

      The Fund Trustees believe that investment in the Master Series by other potential investors in addition to the Fund may enable the Master Series to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefiting all shareholders. However, the Fund's investment in its corresponding Master Series may be affected by the actions of other large investors in the Master Series, if any. For example, if a large investor in the Master Series (other than the Fund) redeemed its interest in the Master Series, the Master Series' remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

      The Fund may withdraw its entire investment from its corresponding Master Series at any time, if the Fund Trustees determine that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Master Series with power to, and who did by a vote of all investors (including the Fund), change the investment objective, policies, or limitations of the Master Series in a manner not acceptable to the Fund Trustees. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Master Series to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Master Series, the Fund Trustees would consider what actions might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.

      INVESTOR MEETINGS AND VOTING. The Master Series normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Master Series will be entitled to vote in proportion to its relative beneficial interest in the Master Series. On most issues subjected to a vote of Master Series investors, the Fund will solicit proxies from its shareholders and will vote its interest in the Master Series in proportion to the votes cast by the Fund's shareholders. If there are other investors in the Master Series, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Master Series investors; indeed, if other investors hold a majority interest in the Master Series, they could have voting control of the Master Series.

      CERTAIN PROVISIONS. Under Delaware law, the shareholders of the Master Series will not be personally liable for the obligations of the Master Series; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Master Trust or the Master Series contain a statement that such obligation may be enforced only against the assets of the Master Trust or Master Series and provides for indemnification out of Master Trust or Master Series property of any shareholder nevertheless held personally liable for Master Trust or Master Series obligations, respectively, merely on the basis of being a shareholder.

      OTHER. For Portfolio shares that can be bought, owned and sold through an intermediary, a client of an intermediary may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the intermediary or if the intermediary no longer has a contract with NB Management to perform services. Depending on the policies of the intermediary involved, an investor may be able to transfer an account from one intermediary to another.

                            CUSTODIAN AND TRANSFER AGENT

      The Fund and Master Series has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence for Investor Class shares of the Fund should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

      The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

      The Master Series has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the independent registered public accounting firm that will audit its financial statements.

                                LEGAL COUNSEL

      The  Trusts  have  selected  K&L  Gates  LLP,   1601  K  Street,   N.W.,
Washington, D.C. 20006-1600, as their legal counsel.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of August 29, 2008, the following are all of the beneficial and record owners of more than five percent of the Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND AND CLASS              NAME & ADDRESS                        PERCENT OWNED
--------------              --------------                        -------------
Neuberger Berman CASH       Neuberger Berman Management, Inc.         45.31%
RESERVES                    399 Park Avenue, 11th Floor
                            New York, NY  10022-4614

INVESTOR CLASS              Lehman Brothers Inc.                      28.43%
                            70 Hudson Street, 7th Floor
                            Jersey City, NJ  07302-6599

                            REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the
SEC's offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund and Master Series.

      Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

      The   following   financial   statements   and  related   documents  are
incorporated   herein  by  reference   from  the  Fund's   Annual   Report  to
shareholders for the fiscal year ended October 31, 2007:

            The audited financial statements of Neuberger Berman CASH RESERVES and notes thereto for the fiscal year ended October 31, 2007, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements of the Fund.

      In addition, the following financial statements and related documents are incorporated herein by reference from the Neuberger Berman Institutional Liquidity Series Annual Report to shareholders for the fiscal year ended March 31, 2008:

            The audited financial statements of Prime Master Series (formerly, Prime Portfolio), notes thereto for the fiscal year ended March 31, 2008, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements.

      In addition, the following financial statements and related documents are incorporated herein by reference from the Fund's Semi-Annual Report to shareholders for the fiscal period ended April 30, 2008:

            The  unaudited   financial   statements  of  Neuberger
            Berman CASH RESERVES and notes thereto for the fiscal period ended April 30, 2008.

                                                                    Appendix A

       RATINGS OF CORPORATE BONDS, MUNICIPAL BONDS AND COMMERCIAL PAPER

      S&P CORPORATE BOND RATINGS:
      --------------------------

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

      MOODY'S CORPORATE BOND RATINGS:
      ------------------------------

      AAA - Bonds rated AAA are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      AA - Bonds rated AA are judged to be of high quality and are subject to very low credit risk. Together with the AAA group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in AAA-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in AAA-rated securities.

      A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      BAA - Bonds which are rated BAA are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA - Bonds rated BA are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA - Bonds rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA - Bonds rated CA are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


      S&P MUNICIPAL BOND RATINGS:
      --------------------------

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-) - The ratings above from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


      MOODY'S MUNICIPAL BOND RATINGS:
      ------------------------------

      AAA - Bonds rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      AA - Bonds rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in AAA-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in AAA-rated securities.

      A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      BAA - Bonds which are rated BAA are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA - Bonds rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA - Bonds rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA - Bonds rated CA  represent  obligations  that are  speculative  in a
high  degree.   Such  issues  are  often  in  default  or  have  other  marked shortcomings.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above except Aaa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


      S&P COMMERCIAL PAPER RATINGS:
      ----------------------------

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).


      MOODY'S COMMERCIAL PAPER RATINGS:
      --------------------------------

      Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

   -     Leading market positions in well-established industries.

   -     High rates of return on funds employed.

   - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      S&P SHORT-TERM RATINGS:
      ----------------------

      SP-1 - Top-tier investment grade short-term rating reflects superior ability of repayment. Those issues determined to possess extraordinary safety characteristics are denoted with a plus sign (+).

      MOODY'S SHORT-TERM RATINGS:
      --------------------------

      MIG 1, VMIG 1 - Top-tier investment grade short-term ratings reflect superior ability of repayment.

                          LEHMAN BROTHERS INCOME FUNDS
                  POST-EFFECTIVE AMENDMENT NO. 68 ON FORM N-1A

                                     PART C

                                OTHER INFORMATION

Item 23.          Exhibits
-------           --------

Exhibit  Description
Number

(a)      (1)   Restated Certificate of Trust. Incorporated by Reference to

               Post-Effective Amendment No. 54 to Registrant's Registration Statement on From N-1A, File Nos. 2-85229 and 811-3802 (Filed July 2, 2007).

         (2) Trust Instrument, Amended and Restated, of Lehman Brothers Income Funds. Incorporated by Reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed August 8, 2008).

         (3) Amended Schedule A to Trust Instrument, Amended and Restated, of Lehman Brothers Income Funds. Incorporated by Reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 22, 2008).

(b) By-Laws of Lehman Brothers Income Funds. Incorporated by Reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed August 8, 2008).

(c)      (1)   By-Laws of Lehman Brothers Income Funds, Articles V, VI, and
               VIII.Incorporated by reference to Exhibit (b) of this Registration Statement.

         (2) Trust Instrument of Lehman Brothers Income Funds, Amended and Restated, Article V. Incorporated by Reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement on From N-1A, File Nos. 2-85229 and 811-3802 (Filed July 2, 2007).

(d)      (1)   (i)      Management Agreement Between Lehman Brothers Income
                        Funds and Neuberger Berman Management Inc. Incorporated by Reference to Post-Effective Amendment No. 42 to
                        Registrant's Registration Statement on Form N-1A, File
                        Nos. 2-85229 and 811-3802 (Filed February 27, 2004).

               (ii)     Amended Schedule A and B to Management Agreement
                        Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Lehman Brothers High Income Bond Fund, Lehman Brothers Municipal Money Fund, Lehman Brothers Municipal Securities Trust, Lehman Brothers Short Duration Bond Fund and Lehman Brothers Strategic Income Fund. (Filed herewith).

               (iii) Sub-Advisory Agreement Between Neuberger Berman Management Inc. and Neuberger Berman, LLC. Incorporated by Reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2004).

               (iv) Amended Schedule A to Sub-Advisory Agreement Between Neuberger Berman Management Inc. and Neuberger Berman, LLC. (Filed herewith).

Exhibit  Description
Number
               (v) Assignment and Assumption Agreement Between Neuberger Berman, LLC and Lehman Brothers Asset Management LLC with Respect to Lehman Brothers High Income Bond Fund, Lehman Brothers Municipal Money Fund, Lehman Brothers Municipal Securities Trust, Lehman Brothers Short Duration Bond Fund and Neuberger Berman Cash Reserves. Incorporated by Reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28,
                        2007).

               (vi) Assignment and Assumption Agreement Between Neuberger Berman, LLC and Lehman Brothers Asset Management LLC with Respect to Neuberger Berman Government Money Fund. Incorporated by Reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28,
                        2007).

         (2)   (i)      Management Agreement Between Lehman Brothers Income
                        Funds and Neuberger Berman Management Inc. with Respect to Lehman Brothers Core Bond Fund. Incorporated by
                        Reference to Post-Effective Amendment No. 46 to
                        Registrant's Registration Statement on Form N-1A, File
                        Nos. 2-85229 and 811-3802 (Filed June 1, 2005).

               (ii) Amended Schedule A and B to the Management Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Lehman Brothers California Tax-Free Money Fund, Lehman Brothers Core Bond Fund, Lehman Brothers Core Plus Bond Fund and Lehman Brothers New York Municipal Money Fund. Incorporated By Reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28,
                        2008).

               (iii) Sub-Advisory Agreement Between Neuberger Berman Management Inc. and Lehman Brothers Asset Management LLC. Incorporated by Reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed June 1, 2005).

               (iv) Amended Schedule A and B to the Sub-Advisory Agreement Between Neuberger Berman Management Inc. and Lehman Brothers Asset Management LLC with Respect to Lehman Brothers California Tax-Free Money Fund, Lehman Brothers Core Bond Fund, Lehman Brothers Core Plus Bond Fund, Lehman Brothers New York Municipal Money Fund. Incorporated By Reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28,
                        2008).

         (3)   (i)      Management Agreement between Institutional Liquidity
                        Trust and Neuberger Berman Management Inc. ("NB
                        Management"). Incorporated by Reference to Pre-Effective
                        Amendment No. 1 to the Registration Statement of Lehman
                        Brothers Institutional Liquidity Series, File Nos.
                        333-120167 and 811-21648 (Filed on December 23, 2004).

               (ii) Amended Schedule A and B to the Management Agreement between Institutional Liquidity Trust and NB Management. Incorporated by Reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed September 10, 2007).

Exhibit  Description
Number
               (iii) Investment Advisory Agreement between NB Management and Lehman Brothers Asset Management LLC with respect to Government Master Series, Government Reserves Master Series, Municipal Master Series, Tax-Exempt Master Series and Treasury Reserves Master Series (Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registration statement of Lehman Brothers Institutional Liquidity Funds, File Nos. 333-122847 and 811-21715, filed on December 15, 2006).

               (iv) Amended Schedule A and B to the Investment Advisory Agreement between Institutional Liquidity Trust and NB Management. Incorporated by Reference to Post-Effective Amendment No. 1 to the Registration Statement of Lehman Brothers Institutional Liquidity Funds, File Nos. 333-122847 and 811-21715 (Filed on July 27, 2007).

(e)      (1)    (i)     Distribution Agreement Between Lehman Brothers
                        Income Funds and Neuberger Berman Management Inc. with
                        Respect to Investor Class Shares. Incorporated by
                        Reference to Post-Effective Amendment No. 42 to
                        Registrant's Registration Statement on Form N-1A, File
                        Nos. 2-85229 and 811-3802 (Filed February 27, 2004).

               (ii) Amended Schedule A to the Distribution Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed September 14, 2007).


         (2)   (i)      Distribution Agreement Between Lehman Brothers
                        Income Funds and Neuberger Berman Management Inc. with
                        Respect to Trust Class Shares of Lehman Brothers Short
                        Duration Bond Fund. Incorporated by Reference to
                        Post-Effective Amendment No. 42 to Registrant's
                        Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2004).

               (ii) Amended Schedule A to the Distribution Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Trust Class Shares of Lehman Brothers Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24, 2007).

         (3)   (i)      Distribution Agreement Between Lehman Brothers
                        Income Funds and Neuberger Berman Management Inc. with
                        Respect to Institutional Class Shares of Lehman Brothers
                        Strategic Income Fund. Incorporated by Reference to
                        Post-Effective Amendment No. 42 to Registrant's
                        Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2004).

               (ii) Form of Amended Schedule A to the Distribution Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Institutional Class Shares of Lehman Brothers Core Plus Bond Fund, Lehman Brothers High Income Bond Fund, Lehman Brothers Short Duration Bond Fund and Lehman Brothers Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed August 8, 2008).

Exhibit  Description
Number
         (4)   (i)      Distribution and Services Agreement Between Lehman
                        Brothers Income Funds and Neuberger Berman Management
                        Inc. with Respect to Neuberger Berman Investor Class
                        Shares (now, Investor Class Shares) of Lehman Brothers
                        Core Bond Fund. Incorporated by Reference to
                        Post-Effective Amendment No. 46 to Registrant's
                        Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed June 1, 2005).

               (ii) Amended Schedule A to the Distribution and Services Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Neuberger Berman Investor Class Shares (now, Investor Class Shares) of Lehman Brothers Core Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24,
                        2007).

         (5)   (i)      Distribution Agreement Between Lehman Brothers
                        Income Funds and Neuberger Berman Management Inc. with
                        Respect to the Lehman Brothers Institutional Class (now,
                        Institutional Class) of Lehman Brothers Core Bond Fund.
                        Incorporated by Reference to Post-Effective Amendment
                        No. 46 to Registrant's Registration Statement on Form
                        N-1A, File Nos. 2-85229 and 811-3802 (Filed June 1,
                        2005).

               (ii) Amended Schedule A to the Distribution Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to the Lehman Brothers Institutional Class (now, Institutional Class) of Lehman Brothers Core Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24, 2007).

         (6)   (i)      Distribution Agreement Between Lehman Brothers
                        Income Funds and Neuberger Berman Management Inc. with
                        Respect to Reserve Class Shares. Incorporated by
                        Reference to Post-Effective Amendment No. 48 to
                        Registrant's Registration statement on Form N-1A, File
                        Nos. 2-85229 and 811-3802 (Filed December 19, 2005).

               (ii) Amended Schedule A to the Distribution Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Reserve Class Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed September 14, 2007).

         (7)   (i)      Distribution and Services Agreement Between Lehman
                        Brothers Income Funds and Neuberger Berman Management
                        Inc. with Respect to Trust Class Shares of Lehman
                        Brothers Strategic Income Fund. Incorporated by
                        Reference to Post-Effective Amendment No. 53 to
                        Registrant's Registration Statement on Form N-1A, File
                        Nos. 2-85229 and 811-3802 (Filed February 28, 2007).

               (ii) Amended Schedule A to the Distribution and Services Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Trust Class Shares of Lehman Brothers Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24,
                        2007).

         (8) Distribution and Services Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).

Exhibit  Description
Number
         (9) Distribution and Services Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).

(f)      Bonus, Profit Sharing Contracts. None.

(g)      (1)   (i)      Custodian Contract Between Lehman Brothers Income Funds
                        and State Street Bank and Trust Company. Incorporated by
                        Reference to Post-Effective Amendment No. 21 to
                        Registrant's Registration Statement on Form N-1A, File
                        Nos. 2-85229 and 811-3802 (Filed February 23, 1996).

               (ii) Schedule of Compensation under the Custodian Contract. Incorporated by Reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed January 31,
                        1997).

(h)      (1)   (i)      Transfer Agency and Service Agreement Between Lehman
                        Brothers Income Funds and State Street Bank and Trust
                        Company. Incorporated by Reference to Post-Effective
                        Amendment No. 53 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed
                        February 28, 2007).

         (2)   (i)      Administration Agreement Between Lehman Brothers Income
                        Funds and Neuberger Berman Management Inc. with Respect to Investor Class Shares. Incorporated by Reference to
                        Post-Effective Amendment No. 42 to Registrant's
                        Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2004).

               (ii) Amended Schedule A and B to the Administration Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24, 2007).

         (3)   (i)      Administration Agreement Between Lehman Brothers
                        Income Funds and Neuberger Berman Management Inc. with
                        Respect to Trust Class Shares of Lehman Brothers Short
                        Duration Bond Fund. Incorporated by Reference to
                        Post-Effective Amendment No. 42 to Registrant's
                        Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2004).

               (ii) Amended Schedule A and B to the Administration Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Trust Class Shares of Lehman Brothers Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24,
                        2007).

         (4)   (i)      Administration Agreement Between Lehman Brothers
                        Income Funds and Neuberger Berman Management Inc. with
                        Respect to Neuberger Berman Investor Class (now,
                        Investor Class) Shares of Lehman Brothers Core Bond
                        Fund. Incorporated by Reference to Post-Effective
                        Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed June
                        1, 2005).

Exhibit  Description
Number
               (ii) Amended Schedule A and B to the Administration Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Neuberger Berman Investor Class (now, Investor Class) Shares of Lehman Brothers Core Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24, 2007).

         (5)   (i)      Administration Agreement Between Lehman Brothers
                        Income Funds and Neuberger Berman Management Inc. with
                        Respect to Lehman Brothers Institutional Class (now,
                        Institutional Class) Shares of Lehman Brothers Core Bond
                        Fund. Incorporated by Reference to Post-Effective
                        Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed June
                        1, 2005).

               (ii) Form of Amended Schedule A and B to the Administration Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Lehman Brothers Institutional Class (now, Institutional Class) Shares of Lehman Brothers Core Bond Fund, Lehman Brothers Core Plus Bond Fund, Lehman Brothers High Income Bond Fund and Lehman Brothers Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed August 8, 2008).

         (6)   (i)      Administration Agreement Between Lehman Brothers
                        Income Funds and Neuberger Berman Management Inc. with
                        Respect to Reserve Class Shares. Incorporated by
                        Reference to Post-Effective Amendment No. 48 to
                        Registrant's Registration statement on Form N-1A, File
                        Nos. 2-85229 and 811-3802 (Filed December 19, 2005).

               (ii) Amended Schedule A and B to the Administration Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Reserve Class Shares. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24, 2007).

         (7)   (i)      Administration Agreement Between Lehman Brothers
                        Income Funds and Neuberger Berman Management Inc. with
                        Respect to Trust Class Shares of Strategic Income Fund.
                        Incorporated by Reference to Post-Effective Amendment
                        No. 53 to Registrant's Registration Statement on Form
                        N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28,
                        2007).

               (ii) Amended Schedule A and B to the Administration Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Trust Class Shares of Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24, 2007).

         (8)   (i)      Administration Agreement, Amended and Restated,
                        Between Lehman Brothers Income Funds and Neuberger
                        Berman Management Inc. with Respect to Institutional
                        Class Shares of Strategic Income Fund. Incorporated by
                        Reference to Post-Effective Amendment No. 53 to
                        Registrant's Registration Statement on Form N-1A, File
                        Nos. 2-85229 and 811-3802 (Filed February 28, 2007).

Exhibit  Description
Number
               (ii) Amended Schedule A and B to the Administration Agreement, Amended and Restated, Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Institutional Class Shares of Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24, 2007).

         (9) Administration Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).

         (10) Administration Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).


         (11) Expense Limitation Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to the Funds and Classes listed on the attached Schedule A. Incorporated by Reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A, File Nos. File Nos. 2-85229 and 811-3802 (Filed February 28, 2008).

         (12) Expense Limitation Agreement between Institutional Liquidity Trust and Neuberger Berman Management Inc. with Respect to Municipal Master Series and Tax-Exempt Master Series Incorporated by Reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28, 2008).

         (13) Expense Limitation Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to Class A and Class C of Lehman Brothers Core Plus Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 66 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed July 29, 2008).

         (14) Expense Limitation Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to the Institutional Class of Lehman Brothers High Income Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 66 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed July 29, 2008).

         (15) Expense Limitation Agreement Between Lehman Brothers Income Funds and Neuberger Berman Management Inc. with Respect to the Institutional Class of Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed August 8, 2008).

(i) Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of the Registrant. (Filed herewith).

(j)      (1)   Consent of Ernst & Young LLP, Independent Registered Public
               Accounting Firm. (Filed herewith).

         (1) Consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm. (Filed herewith).

(k)      Financial Statements Omitted from Prospectus. None.

(l)      Letter of Investment Intent. None.

Exhibit  Description
Number

(m)      (1)   (i)      Plan Pursuant to Rule 12b-1 with Respect to
                        Neuberger Berman Investor Class (now, Investor Class)
                        Shares. Incorporated by Reference to Post-Effective
                        Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed June
                        1, 2005).

               (ii) Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24, 2007).

         (2)   (i)      Plan Pursuant to Rule 12b-1 with Respect to Trust
                        Class Shares. Incorporated by Reference to
                        Post-Effective Amendment No. 53 to Registrant's
                        Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28, 2007).

               (ii) Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Trust Class Shares. Incorporated by Reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 24, 2007).

         (3) Plan Pursuant to Rule 12b-1 with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).

         (4) Plan Pursuant to Rule 12b-1 with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).

(n) Plan Pursuant to Rule 18f-3. Incorporated by Reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 22, 2008).

(o)      (1)   Power of Attorney for Lehman Brothers Income Funds. (Filed
               herewith).

         (2) Power of Attorney for Lehman Brothers Income Funds. Incorporated by Reference to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 29, 2006).

         (3) Power of Attorney for Lehman Brothers Income Funds. Incorporated by Reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed July 2, 2007).

Exhibit  Description
Number

         (4) Power of Attorney for Lehman Brothers Income Funds. Incorporated by Reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed September 10, 2007).

         (5) Power of Attorney for Institutional Liquidity Trust. Incorporated by Reference to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 29, 2006).

         (6) Power of Attorney for Institutional Liquidity Trust. Incorporated by Reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed July 2, 2007).

         (7) Power of Attorney for Institutional Liquidity Trust. Incorporated by Reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed September 10, 2007).

         (8) Power of Attorney for Institutional Liquidity Trust. (Filed herewith).

(p)      (1)   Code of Ethics for Registrant, Investment Adviser and
               Underwriter. Incorporated by Reference to Post-Effective
               Amendment No. 44 to Registrant's Registration Statement on Form
               N-1A, File Nos. 2-85229 and 811-3802 (Filed February 25, 2005).

         (2) Code of Ethics for Lehman Brothers Asset Management LLC. Incorporated by Reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed March 18, 2005).

Item 24.          Persons Controlled By or Under Common Control with Registrant.
-------           --------------------------------------------------------------

No person is controlled by or under common control with the Registrant.

Item 25.          Indemnification.
-------           ----------------

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement;
(ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreements between Neuberger Berman Management Inc. ("NB Management") and the Registrant and between NB Management and Institutional Liquidity Trust ("Master Trust") provide that neither NB Management nor any director, officer or employee of NB Management performing services for any series of the Registrant or the Master Trust at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relate; provided, that nothing in the Agreements shall be construed
(i) to protect NB Management against any liability to the Registrant or the Master Trust or any series thereof or its interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant or Master Trust against any liability to the Registrant or Master Trust, respectively, or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant or Master Trust.

Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") (now assigned to Lehman Brothers Asset Management LLC ("Lehman Brothers")with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, Neuberger Berman will not be subject to any liability for any act or omission or any loss suffered by any series of the Registrant or their interest holders in connection with the matters to which the Agreements relate.

Section 6 of the Sub-Advisory Agreement between NB Management and Lehman Brothers and the Registrant provides that neither Lehman Brothers nor any director, officer or employee of Lehman Brothers performing services for any series of the Registrant at the direction or request of Lehman Brothers in connection with Lehman Brothers' discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect Lehman Brothers against any liability to the Registrant or any series thereof or its interest holders to which Lehman Brothers would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of Lehman Brothers' reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of Lehman Brothers who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant.

Section 6 of the Investment Advisory Agreement between NB Management and Lehman Brothers Asset Management LLC, with respect to the Master Trust or any series thereof, provides that neither Lehman Brothers Asset Management LLC nor any director, officer or employee of Lehman Brothers Asset Management LLC performing services for any series of the Master Trust shall be liable for any error of judgment or mistake of law or for any loss suffered by NB Management or the Master Trust or a series thereof in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations under the Agreement.

Section 11 of the Administration Agreements between the Registrant and NB Management on behalf of each of the classes of shares of each of the Registrant's series provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Section 12 of each Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management's entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 13 of each Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Registrant that result from: (i) NB Management's failure to comply with the terms of the Agreement; or (ii) NB Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

Section 11 or Section 14 of the Distribution Agreements between the Registrant and NB Management (on behalf of each class of the Registrant) provides that NB Management shall look only to the assets of a Series for the Registrant's performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser and Sub-Adviser.
--------  ---------------------------------------------------------------------

          There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.



NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Joseph V. Amato                             Director, NB Management since 2007; Sole Director, CEO and President,
Director                                    Neuberger Berman Inc. since 2007; CEO, Neuberger Berman, LLC since
                                            2007; Managing Director, Lehman Brothers Inc. since 1994; formerly,
                                            Co-Head of Asset Management, Neuberger Berman, LLC from 2006 to 2007;
                                            Vice President, Neuberger Berman Advisers Management Trust; Vice
                                            President, Neuberger Berman Equity Funds; Vice President, Lehman
                                            Brothers Income Funds; Vice President, Neuberger Berman Intermediate
                                            Municipal Fund Inc.; Vice President, Neuberger Berman New York
                                            Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman
                                            California Intermediate Municipal Fund Inc.; Vice President, Neuberger
                                            Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman
                                            Real Estate Securities Income Fund Inc.; Vice President, Neuberger
                                            Berman Dividend Advantage Fund Inc.; Vice President, Lehman Brothers
                                            First Trust Income Opportunity Fund; Vice President, Neuberger Berman
                                            Institutional Liquidity Series; Vice President, Lehman Brothers
                                            Institutional Liquidity Cash Management Funds; Vice President,
                                            Institutional Liquidity Trust; Vice President, Lehman Brothers Reserve
                                            Liquidity Funds; Vice President, Lehman Brothers Institutional
                                            Liquidity Funds.

Ann H. Benjamin                             Portfolio Manager, High Income Bond Portfolio, a series of Neuberger
Vice President, NB Management               Berman Advisers Management Trust; Portfolio Manager, Lehman Brothers
                                            High Income Bond Fund, a series of Lehman Brothers Income Funds;
                                            Portfolio Manager, Neuberger Berman Income Opportunity Fund Inc.;
                                            Portfolio Manager, Lehman Brothers First Trust Income Opportunity Fund.

Michael L. Bowyer                           Associate Portfolio Manager, Neuberger Berman Genesis Fund, a series of
Vice President, NB Management               Neuberger Berman Equity Funds.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Claudia A. Brandon                          Senior Vice President, Neuberger Berman, LLC since 2007; formerly, Vice
Vice President/Mutual Fund Board            President, Neuberger Berman, LLC, 2002 to 2006 and Employee since 1999;
Relations and Assistant Secretary,          Secretary, Neuberger Berman Advisers Management Trust; Secretary,
NB Management                               Neuberger Berman Equity Funds; Secretary, Lehman Brothers Income Funds;
                                            Secretary, Neuberger Berman Intermediate Municipal Fund Inc.;
                                            Secretary, Neuberger Berman New York Intermediate Municipal Fund Inc.;
                                            Secretary, Neuberger Berman California Intermediate Municipal Fund
                                            Inc.; Secretary, Neuberger Berman Income Opportunity Fund Inc.;
                                            Secretary, Neuberger Berman Real Estate Securities Income Fund Inc.;
                                            Secretary, Neuberger Berman Dividend Advantage Fund Inc.; Secretary,
                                            Lehman Brothers First Trust Income Opportunity Fund; Secretary,
                                            Neuberger Berman Institutional Liquidity Series; Secretary, Lehman
                                            Brothers Institutional Liquidity Cash Management Funds; Secretary,
                                            Institutional Liquidity Trust; Secretary, Lehman Brothers Reserve
                                            Liquidity Funds; Secretary, Lehman Brothers Institutional Liquidity
                                            Funds.


Steven R. Brown                             Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management               Berman Income Opportunity Fund Inc.; Portfolio Manager, Neuberger
                                            Berman Real Estate Securities Income Fund Inc.; Portfolio Manager,
                                            Neuberger Berman Dividend Advantage Fund Inc.; Portfolio Manager,
                                            Neuberger Berman Global Real Estate Fund and Neuberger Berman Real
                                            Estate Fund, a series of Neuberger Berman Equity Funds; Portfolio
                                            Manager, Real Estate Portfolio, a series of Neuberger Berman Advisers
                                            Management Trust.

David H. Burshtan                           Portfolio Manager, Neuberger Berman Small Cap Growth Fund, a series of
Vice President, NB Management               Neuberger Berman Equity Funds.


Lori B. Canell                              Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management               Berman California Intermediate Municipal Fund Inc.; Portfolio Manager,
                                            Neuberger Berman Intermediate Municipal Fund Inc.; Portfolio Manager,
                                            Neuberger Berman New York Intermediate Municipal Fund Inc.; Portfolio
                                            Manager, Lehman Brothers Municipal Securities Trust, a series of Lehman
                                            Brothers Income Funds.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Robert Conti                                Managing Director, Neuberger Berman, LLC since 2007; formerly, Senior
Executive Vice President, NB Management     Vice President of Neuberger Berman, LLC, 2003 to 2006; Vice President,
                                            Neuberger Berman, LLC, from 1999 to 2003; Executive Vice President,
                                            Lehman Brothers Income Funds; Executive Vice President, Neuberger
                                            Berman Equity Funds; Executive Vice President, Neuberger Berman
                                            Advisers Management Trust; Executive Vice President, Neuberger Berman
                                            Intermediate Municipal Fund Inc.; Executive Vice President, Neuberger
                                            Berman New York Intermediate Municipal Fund Inc.; Executive Vice
                                            President, Neuberger Berman California Intermediate Municipal Fund
                                            Inc.; Executive Vice President, Neuberger Berman Income Opportunity
                                            Fund Inc.; Executive Vice President, Neuberger Berman Real Estate
                                            Securities Income Fund Inc.; Executive Vice President, Neuberger Berman
                                            Dividend Advantage Fund Inc.; Executive Vice President, Lehman Brothers
                                            First Trust Income Opportunity Fund; Executive Vice President,
                                            Neuberger Berman Institutional Liquidity Series; Executive Vice
                                            President, Lehman Brothers Institutional Liquidity Cash Management
                                            Funds; Executive Vice President, Institutional Liquidity Trust;
                                            Executive Vice President, Lehman Brothers Reserve Liquidity Funds;
                                            Executive Vice President, Lehman Brothers Institutional Liquidity Funds.

Robert B. Corman                            Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management.              Berman Focus Fund, a series of Neuberger Berman Equity Funds.

Robert W. D'Alelio                          Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management               Berman Genesis Fund, a series of Neuberger Berman Equity Funds.

John E. Dugenske                            None.
Vice President, NB Management

Ingrid Dyott                                Vice President, Neuberger Berman, LLC; Associate Portfolio Manager,
Vice President, NB Management               Guardian Portfolio, a series of Neuberger Berman Advisers Management
                                            Trust; Portfolio Manager, Socially Responsive Portfolio, a series of
                                            Neuberger Berman Advisers Management Trust; Associate Portfolio
                                            Manager, Neuberger Berman Guardian Fund, a series of Neuberger Berman
                                            Equity Funds; Portfolio Manager, Neuberger Berman Socially Responsive
                                            Fund, a series of Neuberger Berman Equity Funds.

Janet A. Fiorenza                           Portfolio Manager, Lehman Brothers Municipal Money Fund, Lehman
Vice President, NB Management               Brothers National Municipal Money Fund, Lehman Brothers New York
                                            Municipal Money Fund and Lehman Brothers Tax-Free Money Fund, each a series of Lehman Brothers Income Funds.

Michael Foster                              Vice President, Neuberger Berman; Vice President, Lehman Brothers Asset
Vice President, NB Management               Management LLC; Portfolio Manager, Lehman Brothers Short Duration Bond
                                            Fund, a series of Lehman Brothers Income Funds.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
William J. Furrer                           Portfolio Manager, Lehman Brothers Municipal Money Fund, Lehman
Vice President, NB Management               Brothers National Municipal Money Fund, Lehman Brothers New York
                                            Municipal Money Fund and Lehman Brothers Tax-Free Money Fund, each a series of Lehman Brothers Income Funds.


Maxine L. Gerson                            Senior Vice President, Neuberger Berman, LLC since 2002; Deputy General
Secretary and General Counsel,              Counsel and Assistant Secretary, Neuberger Berman, LLC since 2001;
NB Management                               Chief Legal Officer, Lehman Brothers Income Funds; Chief Legal Officer,
                                            Neuberger Berman Equity Funds; Chief Legal Officer, Neuberger Berman
                                            Advisers Management Trust; Chief Legal Officer, Neuberger Berman
                                            Intermediate Municipal Fund Inc.; Chief Legal Officer, Neuberger Berman
                                            New York Intermediate Municipal Fund Inc.; Chief Legal Officer,
                                            Neuberger Berman California Intermediate Municipal Fund Inc.; Chief
                                            Legal Officer, Neuberger Berman Income Opportunity Fund Inc.; Chief
                                            Legal Officer, Neuberger Berman Real Estate Securities Income Fund
                                            Inc.; Chief Legal Officer, Neuberger Berman Dividend Advantage Fund
                                            Inc.; Chief Legal Officer, Lehman Brothers First Trust Income
                                            Opportunity Fund; Chief Legal Officer, Neuberger Berman Institutional
                                            Liquidity Series; Chief Legal Officer, Lehman Brothers Institutional
                                            Liquidity Cash Management Funds; Chief Legal Officer, Institutional
                                            Liquidity Trust; Chief Legal Officer, Lehman Brothers Reserve Liquidity
                                            Funds; Chief Legal Officer, Lehman Brothers Institutional Liquidity
                                            Funds.

Richard Grau                                Vice President, Neuberger Berman, LLC; Vice President, Lehman Brothers
Vice President, NB Management               Asset Management LLC; Portfolio Manager, Lehman Brothers Short Duration
                                            Bond Fund, a series of Lehman Brothers Income Funds.

Edward S. Grieb                             Senior Vice President and Treasurer, Neuberger Berman, LLC; Treasurer,
Treasurer and Chief Financial Officer,      Neuberger Berman Inc.
NB Management

Michael J. Hanratty                         None.
Vice President, NB Management

Milu E. Komer                               Associate Portfolio Manager, International Portfolio, a series of
Vice President, NB Management               Neuberger Berman Advisers Management Trust; Associate Portfolio
                                            Manager, Neuberger Berman International Fund, Neuberger Berman
                                            International Institutional Fund and Neuberger Berman International
                                            Large Cap Fund, each a series of Neuberger Berman Equity Funds.


Sajjad S. Ladiwala                          Associate Portfolio Manager, Guardian Portfolio and Socially Responsive
Vice President, NB Management               Portfolio, each a series of Neuberger Berman Advisers Management Trust;
                                            Associate Portfolio Manager, Neuberger Berman Guardian Fund and
                                            Neuberger Berman Socially Responsive Fund, each a series of Neuberger
                                            Berman Equity Funds.

Kelly M. Landron                            Portfolio Manager, Lehman Brothers Municipal Money Fund, Lehman
Vice President, NB Management               Brothers National Municipal Money Fund, Lehman Brothers New York
                                            Municipal Money Fund and Lehman Brothers Tax-Free Money Fund, each a series of Lehman Brothers Income Funds.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Richard S. Levine                           Portfolio Manager, Neuberger Berman Dividend Advantage Fund Inc.
Vice President, NB Management

John A. Lovito                              None.
Vice President, NB Management

Arthur Moretti                              Managing Director, Neuberger Berman, LLC since June 2001; Portfolio
Vice President, NB Management               Manager, Neuberger Berman Guardian Fund and Neuberger Berman Socially
                                            Responsive Fund, each a series of Neuberger Berman Equity Funds;
                                            Portfolio Manager, Guardian Portfolio and Socially Responsive
                                            Portfolio, each a series of Neuberger Berman Advisers Management Trust.

S. Basu Mullick                             Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management               Berman Partners Fund and Neuberger Berman Regency Fund, each a series of Neuberger Berman Equity Funds; Portfolio Manager, Partners Portfolio
                                            and Regency Portfolio, each a series of Neuberger Berman Advisers
                                            Management Trust.

Thomas P. O'Reilly                          Portfolio Manager, Neuberger Berman Income Opportunity Fund Inc.;
Vice President, NB Management               Portfolio Manager, Lehman Brothers First Trust Income Opportunity Fund;
                                            Portfolio Manager, Lehman Brothers High Income Bond Fund, a series of
                                            Lehman Brothers Income Funds; Portfolio Manager, High Income Bond
                                            Portfolio, a series of Neuberger Berman Advisers Management Trust.

Loraine Olavarria                           None.
Assistant Secretary, NB Management

Elizabeth Reagan                            None.
Vice President, NB Management

Brett S. Reiner                             Associate Portfolio Manager, Neuberger Berman Genesis Fund, a series of
Vice President, NB Management               Neuberger Berman Equity Funds.


Jack L. Rivkin                              Executive Vice President, Neuberger Berman, LLC; Executive Vice
Chairman and Director, NB Management        President, Neuberger Berman Inc.; Director, Neuberger Berman
                                            Intermediate Municipal Fund Inc.; Director, Neuberger Berman New York
                                            Intermediate Municipal Fund Inc.; Director, Neuberger Berman California
                                            Intermediate Municipal Fund Inc.; Trustee, Neuberger Berman Advisers
                                            Management Trust; Trustee, Neuberger Berman Equity Funds; Trustee,
                                            Lehman Brothers Income Funds; Director, Neuberger Berman Income
                                            Opportunity Fund Inc.; Director, Neuberger Berman Real Estate
                                            Securities Income Fund Inc.; Director and Portfolio Manager, Neuberger
                                            Berman Dividend Advantage Fund Inc.; Trustee, Lehman Brothers First
                                            Trust Income Opportunity Fund; Trustee, Neuberger Berman Institutional
                                            Liquidity Series; Trustee, Lehman Brothers Institutional Liquidity Cash
                                            Management Funds; Trustee, Institutional Liquidity Trust; Trustee,
                                            Lehman Brothers Reserve Liquidity Funds; Trustee, Lehman Brothers
                                            Institutional Liquidity Funds; Director, Dale Carnegie and Associates,
                                            Inc. since 1998; Director, Solbright, Inc. since 1998.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Benjamin E. Segal                           Managing Director, Neuberger Berman, LLC since November 2000, prior
Vice President, NB Management               thereto, Vice President, Neuberger Berman, LLC; Portfolio Manager,
                                            Neuberger Berman International Fund, Neuberger Berman International
                                            Institutional Fund and Neuberger Berman International Large Cap Fund,
                                            each a series of Neuberger Berman Equity Funds; Portfolio Manager,
                                            International Portfolio, a series of Neuberger Berman Advisers
                                            Management Trust.


Thomas Sontag                               Managing Director, Neuberger Berman, LLC and Lehman Brothers Asset
Vice President, NB Management               Management LLC; Portfolio Manager, Lehman Brothers Core Bond Fund,
                                            Lehman Brothers Core Plus Bond Fund and Lehman Brothers Short Duration
                                            Bond Fund, each a series of Lehman Brothers Income Funds.


Michelle B. Stein                           Portfolio Manager, Neuberger Berman Dividend Advantage Fund Inc.
Vice President, NB Management

Peter E. Sundman                            Executive Vice President, Neuberger Berman Inc. since 1999; Head of
President and Director, NB Management       Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and
                                            Institutional Business (1999 to October 2005); responsible for Managed
                                            Accounts Business and intermediary distribution since October 1999;
                                            Managing Director, Neuberger Berman since 2005; formerly, Executive
                                            Vice President, Neuberger Berman, 1999 to December 2005; Director and
                                            Vice President, Neuberger & Berman Agency, Inc. since 2000; Chairman of the Board, Chief Executive Officer, President and Trustee, Lehman
                                            Brothers Income Funds; Chairman of the Board, Chief Executive Officer,
                                            President and Trustee, Neuberger Berman Advisers Management Trust;
                                            Chairman of the Board, Chief Executive Officer, President and Trustee,
                                            Neuberger Berman Equity Funds; Chairman of the Board, Chief Executive
                                            Officer, President and Director, Neuberger Berman Intermediate
                                            Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer,
                                            President and Director, Neuberger Berman New York Intermediate
                                            Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer,
                                            President and Director, Neuberger Berman California Intermediate
                                            Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer,
                                            President and Director, Neuberger Berman Income Opportunity Fund Inc.;
                                            Chairman of the Board, Chief Executive Officer, President and Director,
                                            Neuberger Berman Real Estate Securities Income Fund Inc.; Chairman of
                                            the Board, Chief Executive Officer, President and Director, Neuberger
                                            Berman Dividend Advantage Fund Inc.; Chairman of the Board, Chief
                                            Executive Officer, President and Director, Lehman Brothers First Trust
                                            Income Opportunity Fund; Chairman of the Board, Chief Executive
                                            Officer, President and Trustee, Neuberger Berman Institutional
                                            Liquidity Series; Chairman of the Board, Chief Executive Officer,
                                            President and Trustee, Lehman Brothers Institutional Liquidity Cash
                                            Management Funds; Chairman of the Board, Chief Executive Officer,
                                            President and Trustee, Institutional Liquidity Trust; Chairman of the
                                            Board, Chief Executive Officer, President and Trustee, Lehman Brothers
                                            Reserve Liquidity Funds; Chairman of the Board, Chief Executive
                                            Officer, President and Trustee, Lehman Brothers Institutional Liquidity
                                            Funds; Trustee, College of Wooster.

NAME                                        BUSINESS AND OTHER CONNECTIONS
----                                        ------------------------------
Bradley C. Tank                             Managing Director, Neuberger Berman, since 2002; Chairman, Chief
Vice President, NB Management               Executive Officer, Board Member and Managing Director of Lehman
                                            Brothers Asset Management LLC; Global Head of Fixed Income Asset
                                            Management and Co-Head of Institutional Asset Management, Lehman
                                            Brothers; Portfolio Manager, Lehman Brothers Strategic Income Fund, a
                                            series of Lehman Brothers Income Funds.

Kenneth J. Turek                            Portfolio Manager, Balanced Portfolio, Growth Portfolio and Mid-Cap
Vice President, NB Management               Growth Portfolio, each a series of Neuberger Berman Advisers Management
                                            Trust; Portfolio Manager, Neuberger Berman Mid Cap Growth Fund, a
                                            series of Neuberger Berman Equity Funds.

Judith M. Vale                              Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger
Vice President, NB Management               Berman Genesis Fund, a series of Neuberger Berman Equity Funds.


     Information as to the directors and officers of Lehman Brothers Asset Management LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Lehman Brothers Asset Management LLC in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61757) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.


Item 27.         Principal Underwriters.
-------          -----------------------

(a) NB Management, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

                 Neuberger Berman Advisers Management Trust
                 Neuberger Berman Equity Funds
                 Neuberger Berman Institutional Liquidity Series
                 Lehman Brothers Institutional Liquidity Cash Management Funds Lehman Brothers Institutional Liquidity Funds
                 Lehman Brothers Reserve Liquidity Funds

(b) Set forth below is information concerning the directors and officers of the Registrant's principal underwriter. The principal business address of each of the persons listed is 605 Third Avenue, New York, New York 10158-0180, which is also the address of the Registrant's principal underwriter.

                                    POSITIONS AND OFFICES                       POSITIONS AND OFFICES
    NAME                            WITH UNDERWRITER                            WITH REGISTRANT
    ----                            ---------------------                       ---------------------
    Joseph V. Amato                 Director                                    None
    Ann H. Benjamin                 Vice President                              None
    Michael L. Bowyer               Vice President                              None
    Claudia A. Brandon              Vice President/Mutual Fund Board            Secretary
                                    Relations & Assistant Secretary
    Steven R. Brown                 Vice President                              None
    David H. Burshtan               Vice President                              None
    Lori B. Canell                  Vice President                              None
    Robert Conti                    Senior Vice President                       Executive Vice President

                                    POSITIONS AND OFFICES                       POSITIONS AND OFFICES
    NAME                            WITH UNDERWRITER                            WITH REGISTRANT
    ----                            ---------------------                       ---------------------
    Robert B. Corman                Vice President                              None
    Robert W. D'Alelio              Vice President                              None
    John E. Dugenske                Vice President                              None
    Ingrid Dyott                    Vice President                              None
    Janet A. Fiorenza               Vice President                              None
    William J. Furrer               Vice President                              None
    Maxine L. Gerson                Secretary                                   Chief Legal Officer (only for
                                                                                purposes of sections 307 and 406 of
                                                                                the Sarbanes - Oxley Act of 2002)
    Edward S. Grieb                 Treasurer and Chief Financial Officer       None
    Michael J. Hanratty             Vice President                              None
    Milu E. Komer                   Vice President                              None
    Sajjad S. Ladiwala              Vice President                              None
    Richard S. Levine               Vice President                              None
    John A. Lovito                  Vice President                              None
    Kelly M. Landron                Vice President                              None
    Arthur Moretti                  Vice President                              None
    S. Basu Mullick                 Vice President                              None
    Thomas P. O'Reilly              Vice President                              None
    Loraine Olavarria               Assistant Secretary                         None
    Elizabeth Reagan                Vice President                              None
    Brett S. Reiner                 Vice President                              None
    Jack L. Rivkin                  Chairman and Director                       Trustee
    Benjamin E. Segal               Vice President                              None
    Michelle B. Stein               Vice President                              None
    Kenneth J. Turek                Vice President                              None
    Peter E. Sundman                President and Director                      Chairman of the Board, Chief
                                                                                Executive Officer, President and
                                                                                Trustee
    Judith M. Vale                  Vice President                              None
    Chamaine Williams               Chief Compliance Officer                    Chief Compliance Officer
    John T. Zielinsky               Vice President                              None

(c) No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant's Trust Instrument and By-Laws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

Item 29.          Management Services.
--------          --------------------

Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.

Item 30.          Undertakings.
--------          -------------

None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 68 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 8th day of September 2008.






                                  LEHMAN BROTHERS INCOME FUNDS


                                  By:  /s/ Peter E. Sundman
                                       --------------------
                                  Name:  Peter E. Sundman*
                                  Title:  President and Chief Executive Officer


Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 68 has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                                Title                                  Date
---------                                                -----                                  ----
                                             Chairman of the Board, Chief
                                           Executive Officer, President and
/s/ Peter E. Sundman                                    Trustee                          September 8, 2008
----------------------------------------
Peter E. Sundman*

                                           Treasurer and Principal Financial
/s/ John M. McGovern                            and Accounting Officer                   September 4, 2008
----------------------------------------
John M. McGovern

/s/ John Cannon                                         Trustee                          September 8, 2008
----------------------------------------
John Cannon*

/s/ Faith Colish                                        Trustee                          September 8, 2008
----------------------------------------
Faith Colish*

/s/ Martha C. Goss                                      Trustee                          September 8, 2008
----------------------------------------
Martha C. Goss*

/s/ C. Anne Harvey                                      Trustee                          September 8, 2008
----------------------------------------
C. Anne Harvey*

/s/ Robert A. Kavesh                                    Trustee                          September 8, 2008
----------------------------------------
Robert A. Kavesh*

/s/ Michael M. Knetter                                  Trustee                          September 8, 2008
----------------------------------------
Michael M. Knetter*

Signature                                                Title                                  Date
---------                                                -----                                  ----
/s/ Howard A. Mileaf                                    Trustee                          September 8, 2008
----------------------------------------
Howard A. Mileaf*

/s/ George W. Morriss                                   Trustee                          September 8, 2008
----------------------------------------
George W. Morriss*

/s/ Edward I. O'Brien                                   Trustee                          September 8, 2008
----------------------------------------
Edward I. O'Brien*

/s/ Jack L. Rivkin                                      Trustee                          September 8, 2008
----------------------------------------
Jack L. Rivkin*

/s/ William E. Rulon                                    Trustee                          September 8, 2008
----------------------------------------
William E. Rulon*

/s/ Cornalius T. Ryan                                   Trustee                          September 8, 2008
----------------------------------------
Cornelius T. Ryan*

/s/ Tom D. Seip                                         Trustee                          September 8, 2008
----------------------------------------
Tom D. Seip*

/s/ Candace L. Straight                                 Trustee                          September 8, 2008
----------------------------------------
Candace L. Straight*

/s/ Peter P. Trapp                                      Trustee                          September 8, 2008
----------------------------------------
Peter P. Trapp*


*Signatures affixed by Fatima Sulaiman on September 8, 2008, pursuant to powers of attorney filed herewith and with Post-Effective Amendment No. 51, No. 54 and No. 57 to Registrant's Registration Statement, File Nos. 002-85229 and 811-03802 on December 29, 2006, July 2, 2007, and September 10, 2007, respectively.

                                          PEA #68 (Lehman Brothers Income Funds)

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, Institutional Liquidity Trust has duly caused this Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 8th day of September 2008.





                                   INSTITUTIONAL LIQUIDITY TRUST


                                   By:  /s/ Peter E. Sundman
                                        --------------------
                                   Name:  Peter E. Sundman*
                                   Title:  President and Chief Executive Officer


Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 68 has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                                Title                                  Date
---------                                                -----                                  ----
                                             Chairman of the Board, Chief
                                           Executive Officer, President and
/s/ Peter E. Sundman                                    Trustee                          September 8, 2008
----------------------------------------
Peter E. Sundman*

                                           Treasurer and Principal Financial
/s/ John M. McGovern                            and Accounting Officer                   September 4, 2008
----------------------------------------
John M. McGovern

/s/ John Cannon                                         Trustee                          September 8, 2008
----------------------------------------
John Cannon*

/s/ Faith Colish                                        Trustee                          September 8, 2008
----------------------------------------
Faith Colish*

/s/ Martha C. Goss                                      Trustee                          September 8, 2008
----------------------------------------
Martha C. Goss*

/s/ C. Anne Harvey                                      Trustee                          September 8, 2008
----------------------------------------
C. Anne Harvey*

/s/ Robert A. Kavesh                                    Trustee                          September 8, 2008
----------------------------------------
Robert A. Kavesh*

/s/ Michael M. Knetter                                  Trustee                          September 8, 2008
----------------------------------------
Michael M. Knetter*


Signature                                                Title                                  Date
---------                                                -----                                  ----
/s/ Howard A. Mileaf                                    Trustee                          September 8, 2008
----------------------------------------
Howard A. Mileaf*

/s/ George W. Morriss                                   Trustee                          September 8, 2008
----------------------------------------
George W. Morriss*

/s/ Edward I. O'Brien                                   Trustee                          September 8, 2008
----------------------------------------
Edward I. O'Brien*

/s/ Jack L. Rivkin                                      Trustee                          September 8, 2008
----------------------------------------
Jack L. Rivkin*

/s/ William E. Rulon                                    Trustee                          September 8, 2008
----------------------------------------
William E. Rulon*

/s/ Cornelius T. Ryan                                   Trustee                          September 8, 2008
----------------------------------------
Cornelius T. Ryan*

/s/ Tom D. Seip                                         Trustee                          September 8, 2008
----------------------------------------
Tom D. Seip*

/s/ Candace L. Straight                                 Trustee                          September 8, 2008
----------------------------------------
Candace L. Straight*

/s/ Peter P. Trapp                                      Trustee                          September 8, 2008
----------------------------------------
Peter P. Trapp*


*Signatures affixed by Fatima Sulaiman on September 8, 2008, pursuant to powers of attorney filed herewith and with Post-Effective Amendment No. 51, No. 54 and No. 57 to Registrant's Registration Statement, File Nos. 002-85229 and 811-03802 on December 29, 2006, July 2, 2007, and September 10, 2007, respectively.